                                                                   EXHIBIT 2.3.1

                                                                       EXECUTION
                                                                        VERSION

                           PURCHASE AND SALE AGREEMENT

                                 BY AND BETWEEN

           SHP PACIFIC INN, LLC; SHP NOHL RANCH, LLC; SHP GABLES, LLC;
                  SHP OAK TREE VILLA, LLC; SHP LEXINGTON, LLC;
                SHP INN AT THE PARK, LLC; SHP PAULIN CREEK, LLC;
                 SHP MIRAGE INN, LLC; AND SHP OCEAN HOUSE, LLC,
                    EACH A DELAWARE LIMITED LIABILITY COMPANY

                                       AND

                                  FIT REN LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY

                              SHP I PROPERTY NOS.:
            PROPERTY NAMES: PACIFIC INN, NOHL RANCH INN, THE GABLES,
                 OAK TREE, LEXINGTON/VICTORIA, INN AT THE PARK,
                THE LODGE AT PAULIN CREEK, MIRAGE AND OCEAN HOUSE
                          LOCATION: STATE OF CALIFORNIA

                         EFFECTIVE DATE: MARCH 16, 2005

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                                TABLE OF CONTENTS

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
ARTICLE 1 CERTAIN DEFINITIONS......................................................................     1

ARTICLE 2 SALE OF PROPERTY.........................................................................     9

ARTICLE 3 PURCHASE PRICE...........................................................................     9

    3.1      Earnest Money Deposit.................................................................     9
             3.1.1  Payment of Second Deposit......................................................     9
             3.1.3  Applicable Terms; Failure to Make Deposit......................................     9

    3.2      Cash at Closing.......................................................................     9

ARTICLE 4 TITLE MATTERS............................................................................    10

    4.1      Title to Real Property................................................................    10

    4.2      Title Defects.........................................................................    10
             4.2.1  Buyer's Objections to Title; Seller's Obligations and Rights...................    10
             4.2.2  Discharge of Title Exceptions..................................................    11
             4.2.3  No New Exceptions..............................................................    11

    4.3      Title Insurance.......................................................................    11

ARTICLE 5 BUYER'S DUE DILIGENCE/CONDITION OF THE PROPERTY..........................................    12

    5.1      Buyer's Due Diligence.................................................................    12
             5.1.1  Access to Property.............................................................    12
             5.1.2  Limit on Government Contacts...................................................    13
             5.1.2  Buyer's Acceptance or Rejection of Contracts...................................    13

    5.2      As-Is, Where-Is, With All Faults Sale.................................................    13

    5.3      Termination of Agreement During Due Diligence Period..................................    14

    5.4      Buyer's Certificate...................................................................    14

ARTICLE 6 ADJUSTMENTS AND PRORATIONS...............................................................    14

             6.1.1  Rents..........................................................................    14
             6.1.2  Other Revenues.................................................................    15

    6.2      Real Estate and Personal Property Taxes...............................................    15
             6.2.1  Proration of Ad Valorem Taxes..................................................    15
             6.2.2  Insufficient Information.......................................................    15
             6.2.3  Special Assessments............................................................    16
             6.3.4  Reassessments..................................................................    16

    6.3      Other Property Operating Expenses.....................................................    16

    6.4      Closing Costs.........................................................................    16

    6.5      Cash Security Deposits................................................................    17
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    6.6      Apportionment Credit..................................................................    17

    6.7      Delayed Adjustment; Delivery of Operating and Other Statements........................    17

ARTICLE 7 CLOSING..................................................................................    17

    7.1      Closing Date..........................................................................    17

    7.2      Title Transfer and Payment of Purchase Price..........................................    18

    7.3      Seller's Closing Deliveries...........................................................    18
             (a) Conveyance Instrument.............................................................    18
             (b) Bill of Sale......................................................................    18
             (c) Assignment of Tenant Leases.......................................................    18
             (d) Assignment of Intangible Property.................................................    18
             (e) Notice to Tenants.................................................................    18
             (f) Non-Foreign Status Affidavit......................................................    19
             (g) Evidence of Authority.............................................................    19
             (h) Closing Statement.................................................................    19
             (i) Title Affidavit...................................................................    19
             (j) Tax Returns.......................................................................    19
             (k) Withholding Certificate...........................................................    19
             (l) Keys and Original Documents.......................................................    19
             (m) Estoppels.........................................................................    20
             (n) Other Documents...................................................................    20

    7.4      Buyer Closing Deliveries..............................................................    20
             (a) Purchase Price....................................................................    20
             (b) Assignment of Leases..............................................................    20
             (c) Assignment of Intangible Property.................................................    20
             (d) Buyer's As-Is Certificate.........................................................    20
             (e) Buyer's ERISA Certificate.........................................................    20
             (f) Evidence of Authority.............................................................    20
             (g) Closing Statement.................................................................    21
             (h) Other Documents...................................................................    21
             (i) Tax Returns.......................................................................    21

    7.5      Entire Property.......................................................................    21

ARTICLE 8 CONDITIONS TO CLOSING....................................................................    21

    8.1      Conditions to Seller's Obligations....................................................    21
             (a) Representations True..............................................................    21
             (b) Buyer's Deliveries Complete.......................................................    21
             (c) Governmental Approvals............................................................    21
             (d) Buyer's Funding Ability...........................................................    22

    8.2      Conditions to Buyer's Obligations.....................................................    22
             (a) Representations True..............................................................    22
             (b) Title Conditions Satisfied........................................................    22
             (c) Seller's Deliveries Complete......................................................    22
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             (d) Governmental Approvals............................................................    22
             (e) Estoppels.........................................................................    23

    8.3      Waiver of Failure of Conditions Precedent.............................................    23

    8.4      Approvals not a Condition to Buyer's Performance......................................    23

ARTICLE 9 REPRESENTATIONS AND WARRANTIES...........................................................    24

    9.1      Buyer's Representations...............................................................    24
             9.1.1  Buyer's Authorization..........................................................    24
             9.1.2  Buyer's Financial Condition....................................................    24

    9.2      Seller's Representations..............................................................    24
             9.2.1  Seller's Authorization.........................................................    24
             9.2.2  Other Seller's Representations.................................................    25
             9.2.3  Delivery of Documents..........................................................    27

    9.3      General Provisions....................................................................    27
             9.3.1  No Representation as to Leases.................................................    27
             9.3.2  Not Used.......................................................................    27
             9.3.3  Notice of Breach; Seller's Right to Cure.......................................    27
             9.3.4  Survival; Limitation on Seller's Liability.....................................    28

ARTICLE 10 COVENANTS...............................................................................    28

    10.1     Buyer's Covenants.....................................................................    28
             .1.1 Confidentiality..................................................................    28
             .1.2 Buyer's Indemnity................................................................    29

    10.2     Seller's Covenants....................................................................    29
             10.2.1 Service Contracts..............................................................    30
             10.2.2 Maintenance of Property........................................................    32
             10.2.3 Commercial Leases..............................................................    32
             10.2.4 Employees, Compensation and Indemnification....................................    32

    10.3     Mutual Covenants......................................................................    33
             10.3.1 Publicity......................................................................    33
             10.3.2 Brokers........................................................................    33
             10.3.3 Tax Protests, Tax Refunds and Credits..........................................    33
             10.3.4 Survival.......................................................................    34

ARTICLE 11 FAILURE OF CONDITIONS...................................................................    34

    11.1     To Seller's Obligations...............................................................    34

    11.2     To Buyer's Obligations................................................................    35

ARTICLE 12  CONDEMNATION/CASUALTY..................................................................    35

    12.1     Right to Terminate....................................................................    35

    12.2     Allocation of Proceeds and Awards.....................................................    36
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    12.3     Insurance.............................................................................    36

    12.4     Waiver................................................................................    36

ARTICLE 13 ESCROW..................................................................................    36

    13.1     Deposit...............................................................................    36

    13.2     Delivery..............................................................................    37

    13.3     Failure of Closing....................................................................    37

    13.4     Stakeholder...........................................................................    37

    13.5     Taxes.................................................................................    37

    13.6     Execution by Escrow Agent.............................................................    37

ARTICLE 14  Lease Expenses.........................................................................    37

    14.1     Apartment Leasing.....................................................................    37

    14.2     Lease Enforcement.....................................................................    38

ARTICLE 15  MISCELLANEOUS..........................................................................    38

    15.1     Buyer's Assignment....................................................................    38

    15.2     Designation Agreement.................................................................    39

    15.3     Survival/Merger.......................................................................    39

    15.4     Integration/Waiver....................................................................    39

    15.5     Governing Law.........................................................................    40

    15.6     Captions Not Binding; Exhibits........................................................    40

    15.7     Binding Effect........................................................................    40

    15.8     Severability..........................................................................    40

    15.9     Notices...............................................................................    40

    15.10    Counterparts..........................................................................    42

    15.11    No Recordation........................................................................    42

    15.12    Additional Agreements; Further Assurances.............................................    42

    15.13    Construction..........................................................................    42

    15.14    ERISA.................................................................................    42

    15.15    Indemnity.............................................................................    43
             15.15.1     Seller's Indemnity........................................................    43
             15.15.2     Buyer's Indemnity.........................................................    44
             15.15.3     Survival; Notice of Claims................................................    45

    15.16    Time of The Essence...................................................................    45
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    15.17    Waiver of Jury Trial..................................................................    45

    15.18    Facsimile Signatures..................................................................    45

    15.19    Jurisdiction..........................................................................    45

    15.20    Waiver; Release.......................................................................    46

    15.21    Natural Hazard Disclosures............................................................    46
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                                    EXHIBITS

A.     LEGAL DESCRIPTION

B.     LIST OF CONTRACTS

C.     FORM OF BUYER'S AS-IS CERTIFICATE AND AGREEMENT

D.     FORM OF GRANT DEED

E.     FORM OF BILL OF SALE

F.     FORM OF ASSIGNMENT OF TENANT LEASES

G.     FORM OF ASSIGNMENT OF INTANGIBLE PROPERTY

H.     FORM OF NOTICE TO TENANTS

I.     FORM OF SELLER'S NON-FOREIGN CERTIFICATE

J.     AUTHORITY CERTIFICATES:

       --    1:   CERTIFICATE REGARDING LIMITED LIABILITY COMPANY STATUS AND
                  AUTHORITY (SELLER)

       --    2:   CERTIFICATE REGARDING PARTNERSHIP STATUS AND AUTHORITY (SENIOR
                  HOUSING PARTNERS I, L.P.)

       --    3:   CERTIFICATE REGARDING LIMITED LIABILITY COMPANY STATUS AND
                  AUTHORITY (SENIOR HOUSING PARTNERS I, L.L.C.)

       --    4:   CERTIFICATE OF ASSISTANT SECRETARY (PRUDENTIAL)

K.     FORM OF CLOSING STATEMENT AGREEMENT

L.     FORM OF SELLER'S TITLE AFFIDAVIT

M.     FORM OF BUYER'S ERISA REPRESENTATION

N.     LITIGATION NOTICES, CONTRACT DEFAULTS, GOVERNMENTAL VIOLATIONS

O.     LIST OF TENANTS (RENT ROLL)

P.     DUE DILIGENCE MATERIALS

Q.     FORM OF GROUND LEASE ESTOPPEL

R.     LIST OF LICENSES AND PERMITS

S.     FORMS OF SNF ESTOPPEL

                                    SCHEDULES

1(a)   List of Assumed Loans

1(b)   Value of Each Facility

8.2(d) Governmental Approvals

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                           PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made as of March 16, 2005, by and between SHP PACIFIC INN, LLC; SHP NOHL RANCH, LLC; SHP GABLES, LLC; SHP OAK TREE VILLA, LLC; SHP LEXINGTON, LLC; SHP INN AT THE PARK, LLC; SHP PAULIN CREEK, LLC; SHP MIRAGE INN, LLC; AND SHP OCEAN HOUSE, LLC, each a Delaware limited liability company (collectively, "Seller"), and FIT REN LLC, a Delaware limited liability company ("Buyer").

                              W I T N E S S E T H:

      In consideration of the mutual covenants and agreements set forth herein and in consideration of the sum of One Hundred and No/100 Dollars ($100.00) paid in hand by Buyer to Seller, receipt of which is hereby acknowledged, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                         ARTICLE 1 - CERTAIN DEFINITIONS

      As used herein, the following terms shall have the following meanings:

      "ASSUMED CONTRACTS" shall mean those Contracts Buyer elects to or is obligated to assume pursuant to Subsection 5.1.3 hereof.

      "ASSUMED LOAN" shall mean those certain mortgage loans described on
Schedule 1(a) attached to and made a part of this Agreement.

      "BUSINESS DAY" shall mean any day other than a Saturday, Sunday, or any federal or state of California holiday. If any period expires on a day which is not a Business Day or any event or condition is required by the terms of this Agreement to occur or be fulfilled on a day which is not a Business Day, such period shall expire or such event or condition shall occur or be fulfilled, as the case may be, on the next succeeding Business Day.

      "BUYER'S BROKER" shall mean any broker, agent, finder or advisor retained by Buyer in connection with this Transaction, if any.

      "BUYER'S REPORTS" shall mean the results of any examinations, inspections, investigations, tests, studies, analyses, appraisals, evaluations and/or investigations prepared by or for or otherwise obtained by Buyer or Buyer's Representatives in connection with Buyer's Due Diligence.

      "BUYER'S REPRESENTATIVES" shall mean Buyer, Brookdale Living Communities, Inc., and any officers and directors of either of them.

      "CLOSING" shall mean the closing of the Transaction.

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      "CLOSING DATE" shall mean a date not later than April 15, 2005, as the same may be extended pursuant to the express terms of this Agreement.

      "CLOSING TAX YEAR" shall mean the Tax Year in which the Closing Date occurs.

      "CONFIDENTIAL MATERIALS" shall mean any books, computer software, records or files (whether in a printed or electronic format) that consist of or contain any of the following: appraisals; strategic plans for the Property; internal analyses; information regarding the marketing of the Property for sale; submissions relating to obtaining internal authorization for the sale of the Property by Seller or any direct or indirect owner of any beneficial interest in Seller; attorney and accountant work product; attorney-client privileged documents; internal correspondence of Seller, any direct or indirect owner of any beneficial interest in Seller, or any of their respective affiliates and correspondence between or among such parties.

      "COMMERCIAL LEASES" shall mean all Leases that are not with residents of the Property.

      "CONTRACTS" shall mean all service, supply, maintenance, utility and commission agreements, all equipment leases, and all other contracts, subcontracts and agreements relating to the Real Property and the Personal Property and to which Seller (or Seller's managing agent) is a party (including all contracts, subcontracts and agreements relating to the construction of any unfinished tenant improvements), all of which are described in EXHIBIT B attached hereto and incorporated herein by this reference, together with any additional contracts, subcontracts and agreements entered into in accordance with the terms of Subsection 10.2.1 hereof and as the same may be modified or terminated in accordance with the terms of Subsections 5.1.3 or 10.2.1.

      "DEEMED TO KNOW" (or words of similar import) shall have the following meaning:

      (a) Buyer shall be "deemed to know" of the existence of a fact or circumstance to the extent that:

            (i) any Buyer's Representative actually knows of such fact or circumstance, or

            (ii) such fact or circumstance is disclosed by this Agreement, the Due Diligence Materials or Buyer's Reports.

      (b) Buyer shall be "deemed to know" that any Seller's Warranty is untrue, inaccurate or incorrect to the extent that:

            (i) any Buyer's Representative has actual knowledge of information which is inconsistent with such Seller's Warranty, or

            (ii) this Agreement, the Due Diligence Materials or Buyer's Reports contain information that is clearly inconsistent with a Seller's Warranty.

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      "DEPOSIT" shall mean the sum of Three Million and No/100 Dollars
($3,000,000.00), together with any interest earned thereon.

      "DESIGNATED EMPLOYEES" shall mean John W. Dark, Noah Levy, Scott McNutt and Scott Reid.

      "DOCUMENTS" shall mean the documents and instruments applicable to the Property or any portion thereof that Seller or any of the other Seller Parties deliver or make available to Buyer or Buyer's Representatives prior to Closing or which are otherwise obtained by Buyer or Buyer's Representatives prior to Closing, including, but not limited to, the Title Commitment, the Survey, the Title Documents, and the Property Documents.

      "DUE DILIGENCE" shall mean examinations, inspections, investigations, tests, studies, analyses, appraisals, evaluations and/or investigations with respect to the Property, the Documents, and other information and documents regarding the Property, including, without limitation, examination and review of title matters, applicable land use and zoning Laws and other Laws applicable to the Property, the physical condition of the Property, and the economic status of the Property.

      "DUE DILIGENCE MATERIALS" shall mean those documents, studies, reports and other information regarding the Property described on EXHIBIT P attached hereto.

      "DUE DILIGENCE PERIOD" shall mean the period commencing prior to the execution of this Agreement and expiring on March 16, 2005.

      "EMPLOYMENT CONTRACTS" shall mean any collective bargaining agreements or contracts for the employment of individuals for work or services to be performed at the Property.

      "ENVIRONMENTAL LAWS" shall mean any and all federal, state and local laws or statutes that relate to or impose liability or standards of conduct concerning the environment, as now or hereafter in effect and as have been or hereafter may be amended, modified or reauthorized, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act (42 U.S.C. Section 1802 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C.
Section 1251 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), and the Safe Drinking Water Act (42 U.S.C. Section 300(f) et seq.), and all rules, regulations, codes, ordinances and guidance documents promulgated or published thereunder, and the provisions of any licenses, permits, orders and decrees issued pursuant to any of the foregoing.

      "ESCROW AGENT" shall mean Fidelity National Title Insurance Company , whose mailing address is 1300 Dove Street, Suite 310, Newport Beach, California 92660 , Attention: David C. James, in its capacity as escrow agent.

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      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

      "FACILITY" shall mean the portion of Property at any one location as described in the definition of Real Property.

      "GROUND LEASE" shall mean that certain Lease by and between Abraham Rubin and Helen Rubin, collectively the "Original Landlord", and Ocean House Investment Company ("OHIC"), dated as of July 15, 1983; as amended, assigned, supplemented, modified and affected by: that certain Letter Agreement, dated as of July 15, 1983; Assignment by and between OHIC and Senior Inns of America Venture ("SIA"), dated June 15, 1984; as assigned by Assignment by and between SIA and Shearson August Property Partnership ("SAPP"), dated March 23, 1987; assignment documents providing for the transfer of Landlord's interest to RSZ Partnership; Lease Assignment by and between Senior Income Fund L.P., a Delaware limited partnership ("SIF") and MSLC, as tenant, dated October 13, 1998; Lessor Estoppel Certificate and Addendum given to The Sumitomo Bank, Limited, by Landlord, dated September 9, 1998; a letter agreement from The Sumitomo Bank, Ltd. And the Landlord, dated October 9, 1998; the Escrow and Security Agreement (Earthquake Repair Account), by and between MSLC, as tenant, Landlord and The Sumitomo Bank, Limited, dated September 25, 1998; Subordination, Non-Disturbance and Attornment Agreement along with the Subordination Agreement, dated as of September 25, 1998 by and between MSLC, Landlord and City National Bank.

      "GROUND LEASE ESTOPPEL" shall mean an estoppel certificate in the form attached hereto as EXHIBIT Q from the lessor under the Ground Lease.

      "HAZARDOUS MATERIAL" shall mean any and all hazardous, toxic, dangerous or other wastes, substances, chemicals, gases, liquids and materials defined as such in or regulated by any Environmental Law, including, without limitation,
(i) "hazardous substances" and "toxic substances" as such terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq., or the Hazardous Materials Transportation Act, 49 U.S.C. Section 1802 et seq.; (ii) "hazardous wastes", as such term is defined by the Resource Conservation and Recovery Act, 42 U.S.C. Section 6902 et seq.;
(iii) crude oil or any fraction thereof which iS liquid at standard conditions of temperature and pressure; (iv) any radioactive material, including any source, special nuclear or by-product material as defined at 42 U.S.C. Section 2011 et seq.; (v) asbestos in any form or condition; and (vi) polychlorinated biphenyls and hydrocarbons or substances or compounds containing polychlorinated biphenyls or hydrocarbons.

      "LAWS" shall mean all municipal, county, state or federal statutes, codes, ordinances, laws, rules or regulations.

      "LEASES" shall mean all occupancy agreements or leases for residents or tenants of the Real Property on the Closing Date.

      "LIABILITIES" shall mean, collectively, any and all problems, conditions, losses, costs, damages, claims, liabilities, expenses, demands or obligations of any kind or nature whatsoever.

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      "LICENSES AND PERMITS" shall mean all licenses and permits for the use and operation of Property by Seller (or the Property Manager), as described in EXHIBIT R.

      "MAJOR CASUALTY/CONDEMNATION" shall mean:

      (a) with respect to any condemnation or eminent domain proceedings that occurs after the date hereof, the portion of the Property that is the subject of such proceedings has a value in excess of Five Hundred Thousand and No/100 Dollars ($500,000.00); and

      (b) with respect to any casualty that occurs after the date hereof, either (i) the casualty is an uninsured casualty and Seller, in its sole and absolute discretion, does not elect to cause the damage to be repaired or restored or give Buyer a credit at Closing for such repair or restoration, or (ii) the portion of the Property that is damaged or destroyed has a cost of repair that is in excess of Five Hundred Thousand and no/100 Dollars ($500,000.00).

      "OTHER PROPERTY RIGHTS" shall mean, collectively, Seller's interest in and to all of the following, if and only to the extent the same may be assigned or quitclaimed by Seller without any expense to Seller: (a) any guaranties and warranties in effect with respect to any portion of the Real Property or the Personal Property as of the Closing Date, and (b) the rights of Seller (if any) to the names "Inn at the Park", "Nohl Ranch Inn", "Mirage Inn", "Pacific Inn", "Ocean House", "The Gables", "The Lexington", "Oak Tree Villa" and "Lodge at Paulin Creek" (it being acknowledged by Buyer that Seller does not have exclusive rights (and in fact may have no rights) to use such name and that Seller has not registered the same in any manner).

      "OWNER'S TITLE POLICY" shall mean an ALTA Owner's Form of title insurance policy with extended coverage in the form of the Title Commitment, in the amount of the Purchase Price.

      "PERMITTED EXCEPTIONS" shall mean and include all of the following, subject to the rights of Buyer to object to matters of title and survey pursuant to Article 4 hereof and the right of Buyer to terminate this Agreement pursuant to Article 5 hereof: (a) applicable zoning and building ordinances and land use regulations, (b) all liens, encumbrances, covenants, conditions, restrictions, easements and other matters of record, except to the extent that the same are caused or created by Seller in violation of the terms of Subsection 4.2.3, (c) such exceptions to title as are listed on Schedule B of the Title Commitment, including the Title Company's standard printed exceptions, (d) such state of facts as disclosed in a Survey and physical inspection of the Property, (e) the lien of taxes and assessments not yet due and payable (it being agreed by Buyer and Seller that if any tax or assessment is levied or assessed with respect to the Property after the date hereof and the owner of the Property has the election to pay such tax or assessment either immediately or under a payment plan with interest, Seller may elect to pay under a payment plan, which election shall be binding on Buyer), (f) any exceptions caused by Buyer or any Buyer's Representative, (g) such other exceptions as may be Removed from the Owner's Title Policy, (h) the rights of the tenants under the Leases, and (i) any matters deemed to constitute additional Permitted Exceptions under Subsection
4.2.1 hereof.

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      "PERSONAL PROPERTY" shall mean, collectively, (a) all tangible personal property owned by Seller or the Property Manager that is located on the Real Property and used in the ownership, operation and maintenance of the Real Property; and (b) all books, records and files of Seller relating to the Real Property or the Leases; but specifically excluding from the items described in both clauses (a) and (b), any Confidential Materials and any computer software that is licensed to Seller, the license for which cannot be assigned to Buyer without payment of a fee by Seller or Seller's Manager.

      "PROPERTY" shall mean, collectively, (a) the Real Property, (b) the Personal Property, (c) Seller's interest as landlord in all Leases; (d) if and to only the extent the same may be assigned or quitclaimed by Seller, the Assumed Contracts, (e) the Licenses and Permits, and (f) the Other Property Rights.

      "PROPERTY DOCUMENTS" shall mean, collectively, (a) the Leases, (b) the Assumed Contracts, (c) the Licenses and Permits and (d) any other documents or instruments which constitute, evidence or create any portion of the Property.

      "PROPERTY MANAGER" shall mean Renaissance Senior Living, LLC, in its capacity as the manager of each Facility on behalf of Seller, pursuant to separate Management Agreements for each Facility.

      "PRUDENTIAL" shall mean The Prudential Insurance Company of America, a New Jersey corporation, which is the managing member of the general partner of the managing member of Seller.

      "PTE 84-14" shall mean Prohibited Transaction Exemption 84-14 granted by the U.S. Department of Labor.

      "PURCHASE PRICE" shall mean the sum of Two Hundred, Eighty-Two Million Four Hundred Forty-Seven Thousand and No/100 Dollars ($282,447,000.00).

      "REAL PROPERTY" shall mean those certain parcels of real estate located at 10 Marquette, Orange County, Irvine, California; 380 South Anaheim Hills Road, Orange County, Anaheim Hills, California; 72750 Country Club Drive, Riverside County, Rancho Mirage, California; 5481 West Torrance Boulevard, Los Angeles County, Torrance, California; 201 East Foothill Boulevard, Los Angeles County, Monrovia, California; 5440 Ralston Street, Ventura County, Ventura, California; 100 Lockwood Lane, Santa Cruz County, Scotts Valley, California; 2375 Range Avenue, Sonoma County, Santa Rosa, California; and 2107 Ocean Avenue, Los Angeles County, Santa Monica, California and legally described in EXHIBIT A attached hereto and incorporated herein by this reference, together with all buildings, improvements and fixtures located thereon and owned by Seller as of the Closing Date and all right, title and interest, if any, that Seller may have in and to all rights, privileges and appurtenances pertaining thereto including all of Seller's right, title and interest, if any, in and to all rights-of-way, open or proposed streets, alleys, easements, strips or gores of land adjacent thereto; provided, however, that in the event of any condemnation or casualty that occurs after the date hereof, the term "Real

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Property" shall not include any of the foregoing that is destroyed or taken as a result of any such condemnation proceeding.

      "REMOVE" with respect to any exception to title shall mean that Seller causes the Title Company to remove or affirmatively insure over (pursuant to an endorsement to the Owner's Title Policy reasonably acceptable to Buyer), the same as an exception to the Owner's Title Policy for the benefit of Buyer, without any additional cost to Buyer, whether such removal or insurance is made available in consideration of payment, bonding, indemnity of Seller or otherwise.

      "RENTS" shall mean all monthly rents due from the tenants of the Property under the Leases.

      "REQUIRED REMOVAL EXCEPTIONS" shall mean, collectively, any Title Objections to the extent (and only to the extent) that the same (a) have not been caused by Buyer or any Buyer's Representatives, and (b) are either:

      (i) liens evidencing monetary encumbrances (other than liens for non-delinquent general real estate taxes or assessments) ("Monetary Liens") which can be Removed by payment of liquidated amounts, except any Assumed Loans; or

      (ii) liens or encumbrances (including, but not limited to, Monetary Liens) created or suffered by Seller after the date of this Agreement in violation of Subsection 4.2.3.

      "SCHEDULED VALUE" shall mean the value of each respective Facility set forth on Schedule 1(b) attached hereto and made a part hereof.

      "SELLER-ALLOCATED AMOUNTS" shall mean, collectively:

      (a) with respect to any condemnation or eminent domain proceedings with respect to any Facility that occurs after the date hereof, (i) the costs, expenses and fees, including reasonable attorneys' fees, expenses and disbursements, incurred by Seller in connection with obtaining payment of any award or proceeds in connection with any such condemnation or eminent domain proceedings, and (ii) any portion of any such award or proceeds that is allocable to loss of use of such Facility prior to Closing; and

      (b) with respect to any casualty to the Facility that occurs after the date hereof, (i) the costs, expenses and fees, including reasonable attorneys' fees, expenses and disbursements, incurred by Seller in connection with the negotiation and/or settlement of any casualty claim with an insurer with respect to such Facility, (ii) the proceeds of any rental loss, business interruption or similar insurance that are allocable to the period prior to the Closing Date, and (iii) the reasonable and actual costs incurred by Seller in stabilizing and/or repairing the Facility following a casualty.

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      "SELLER'S BROKER" shall mean CB Richard Ellis, Inc.

      "SELLER'S KNOWLEDGE" or words of similar import shall refer only to the actual knowledge of the Designated Employees and shall not be construed to refer to the knowledge of any other Seller Party, provided that one of such Designated Employees shall review all Seller's Warranties in this Agreement with the executive director (or the person employed by the Property Manager in a similar capacity) of the applicable Facility and shall be charged with the actual knowledge that such Designated Employee gains from such executive directors. There shall be no personal liability on the part of the Designated Employees arising out of any of the Seller's Warranties.

      "SELLER PARTIES" shall mean and include, collectively, (a) Seller; (b) its counsel; (c) Seller's Broker; (d) the Property Manager, (e) any direct or indirect owner of any beneficial interest in Seller, (f) any officer, director, employee, or agent of Seller, its counsel, Seller's Broker, Seller's property manager or any direct or indirect owner of any beneficial interest in Seller; and (g) any other entity or individual affiliated or related in any way to any of the foregoing.

      "SELLER'S WARRANTIES" shall mean Seller's representations and warranties set forth in Section 9.2 as the same may be deemed modified or waived by Buyer pursuant to this Agreement.

      "SNF LEASE" shall mean that certain Lease (Skilled Nursing Facility) by and between MBK Senior Living Communities Ltd., a California limited partnership, as Landlord, and Beverly Enterprises-California, Inc., a California corporation, as Tenant, dated November 10, 1998, which Lease was supplemented by that certain Lease Commencement Supplement, dated January 1, 1999, by that certain Transition Agreement, dated October 26, 1998 and that certain Guaranty by Beverly Enterprises, Inc., dated November 10, 1998, the interest of Landlord having been acquired by SHP Lexington, LLC by virtue of its acquisition of fee title to the Lexington/Victoria Facility..

      "SNF ESTOPPEL" shall mean estoppel certificates in the forms attached hereto as EXHIBIT S from the tenant and subtenants under the SNF Lease.

      "SURVEY" shall mean a survey of the Property to be obtained as set forth in Article 4.

      "TAX YEAR" shall mean the year period commencing on January 1 of each calendar year and ending on December 31 of each calendar year.

      "TITLE COMMITMENT" shall mean, collectively, those certain commitments to issue the Owner's Policies of Title Insurance with respect to the Property to be issued by the Title Company.

      "TITLE COMPANY" shall mean Fidelity National Title Insurance Company.

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      "TITLE DOCUMENTS" shall mean all documents referred to on Schedule B of the Title Commitment as exceptions to coverage.

      "TITLE OBJECTIONS" shall mean any exceptions to title to which Buyer is entitled and timely objects in accordance with the terms of Subsection 4.2.1(a).

      "TRANSACTION" shall mean the transaction contemplated by this Agreement.

                          ARTICLE 2 - SALE OF PROPERTY

      Seller agrees to sell, transfer and assign and Buyer agrees to purchase, accept and assume, subject to the terms and conditions set forth in this Agreement and the Exhibits attached hereto, all of Seller's right, title and interest in and to the Property.

                           ARTICLE 3 - PURCHASE PRICE

      In consideration of the sale of the Property to Buyer, Buyer shall pay to Seller an amount equal to the Purchase Price, as prorated and adjusted as set forth in Article 6, Section 7.2, or as otherwise provided under this Agreement.

      3.1   EARNEST MONEY DEPOSIT.

            3.1.1 PAYMENT OF DEPOSIT. If Buyer does not elect to terminate this Agreement pursuant to the provisions of Section 5.3, Buyer shall make the Deposit in immediately available funds with Escrow Agent within two (2) Business Days following the last day of the Due Diligence Period.

            3.1.2 APPLICABLE TERMS; FAILURE TO MAKE DEPOSIT. Except as expressly otherwise set forth herein, the Deposit shall be applied against the Purchase Price on the Closing Date and shall otherwise be held and delivered by Escrow Agent in accordance with the provisions of Article 13. Notwithstanding any provision in this Agreement to the contrary, if Buyer fails to timely make the Deposit as provided herein, at Seller's option, Buyer shall be deemed to have elected to terminate this Agreement and, if Seller elects such option, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement.

      3.2 CASH AT CLOSING. On the Closing Date, Buyer shall pay to Seller an amount equal to the Purchase Price in immediately available funds by wire transfer as more particularly set forth in Section 7.2, as prorated and adjusted as set forth in Article 6, Section 7.2, or as otherwise provided under this Agreement, and, as a portion of such payment, Buyer may cause the Escrow Agent to pay to Seller such portion of the Deposit as Buyer requires in immediately available funds by wire transfer as more particularly set forth in Section 7.2.

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                            ARTICLE 4 - TITLE MATTERS

      4.1 TITLE TO REAL PROPERTY. Promptly after the date hereof, but in no event later than seven (7) days after the date hereof, Seller shall deliver to Buyer copies of Seller's owner's title insurance policy, copies of all of the title exception documents referenced therein in Seller's possession, and Seller's existing survey of the Real Property. Thereafter, Buyer shall use good faith and reasonable efforts to obtain the Title Commitment, copies of all of the Title Documents, and the Survey as soon as reasonably practicable after the date hereof. Buyer shall notify Seller when it receives any of the aforementioned documents and shall promptly furnish Seller copies of the same.

      4.2   TITLE DEFECTS.

            4.2.1 BUYER'S OBJECTIONS TO TITLE; SELLER'S OBLIGATIONS AND RIGHTS.

            (a) Prior to the end of the Due Diligence Period, Buyer shall have the right to object in writing to any title matters that appear on the Title Commitment, the Survey, and any supplemental title reports or updates to the Title Commitment (whether or not such matters constitute Permitted Exceptions). In addition, after the expiration of the Due Diligence Period, Buyer shall have the right to object in writing to any title matters that are not Permitted Exceptions and that materially adversely affect Buyer's title to the Real Property if such matters appear on any supplemental title reports or updates to the Title Commitment issued after the expiration of the Due Diligence Period and if such matters are placed of record after the effective date of the Title Commitment received prior to the expiration of the Due Diligence Period, so long as such objection is made by Buyer within five (5) Business Days after Buyer becomes aware of the same (but, in any event, prior to the Closing Date). Unless Buyer is entitled to and timely objects to such title matters, all such title matters shall be deemed to constitute additional Permitted Exceptions.

            (b) If this Agreement is not terminated by Buyer in accordance with the provisions hereof, Seller shall, at Closing, Remove or cause to be Removed any Title Objections to the extent (and only to the extent) that the same constitute Required Removal Exceptions. In addition, Seller may elect (but shall not be obligated) to Remove or cause to be Removed any other Title Objections. To the extent that the same do not constitute Required Removal Exceptions, Seller may notify Buyer in writing after receipt of Buyer's notice of Title Objections (but, in any event, prior to the Closing Date) whether Seller elects to Remove the same (and the failure to provide such notice within five (5) Business Days after the date of Buyer's notice of Title Objections shall be deemed to constitute an election of Seller not to effect any such cure). If Seller elects not to Remove one or more Title Objections (or is deemed to have so elected), then, within five (5) Business Days after Seller's election (but, in any event, prior to the Closing Date), Buyer may elect in writing to either
      (i) terminate this Agreement, in which event the Deposit shall be paid to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (ii) waive such Title Objections and proceed to Closing. Failure of

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      Buyer to respond in writing within such period shall be deemed an election by Buyer to waive such Title Objections and proceed to Closing. Any such Title Objection so waived (or deemed waived) by Buyer shall be deemed to constitute a Permitted Exception and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price.

            (c) If Seller is unable to Remove any Required Removal Exceptions or any other Title Objection that it has previously elected to Remove prior to the Closing, Buyer may at Closing elect to either (a) terminate this Agreement, in which event the Deposit shall be paid to Buyer, Seller shall reimburse Buyer for the out-of-pocket costs and expenses incurred by Buyer in connection with this Agreement and its inspections of the Property (not to exceed $1,000,000.00), and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) waive such Title Objection and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price, other than Required Removal Exceptions that can be removed by payment of a liquidated sum.

            (d) Seller shall be entitled to a reasonable adjournment of the Closing (not to exceed thirty (30) days) for the purpose of the Removal of any Required Removal Exceptions or other Title Objections.

            4.2.2 DISCHARGE OF TITLE EXCEPTIONS. If on the Closing Date there are any Required Removal Exceptions or any other Title Objections which Seller has elected in writing to pay and discharge, Seller may use any portion of the Purchase Price to satisfy the same, provided Seller shall cause the Title Company to Remove the same.

            4.2.3 NO NEW EXCEPTIONS. From and after the date hereof, Seller shall not execute any easement, restriction, covenant or other matter affecting title to the Property unless Buyer has received a copy thereof (and any ancillary information reasonably necessary for Buyer to evaluate the effect thereof) and has approved the same in writing. If Buyer fails to object in writing to any such proposed instrument within five (5) Business Days after receipt of the aforementioned notice, Buyer shall be deemed to have approved the proposed instrument. Buyer's consent shall not be unreasonably withheld or delayed with respect to any such instrument that is proposed prior to the end of the Due Diligence Period. Buyer, in its sole and absolute discretion, shall be entitled to grant or withhold its consent with respect to any such instrument that is proposed between the end of the Due Diligence Period and the Closing.

      4.3 TITLE INSURANCE. At Closing, the Title Company shall issue the Owner's Title Policy to Buyer, insuring that title to the Real Property is vested in Buyer subject only to the Permitted Exceptions. Buyer shall be entitled to request that the Title Company provide such endorsements (or amendments) to the Owner's Title Policy as Buyer may reasonably require, provided that (a) such endorsements (or amendments) shall be at no cost to, and shall impose no additional liability on, Seller, (b) Buyer's obligations under this Agreement shall not be conditioned upon Buyer's ability to obtain such endorsements and, if Buyer is unable to obtain

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such endorsements, Buyer shall nevertheless be obligated to proceed to close the
Transaction without reduction of or set off against the Purchase Price, and (c) the Closing shall not be delayed as a result of Buyer's request.

           ARTICLE 5 - BUYER'S DUE DILIGENCE/CONDITION OF THE PROPERTY

      5.1   BUYER'S DUE DILIGENCE.

            5.1.1 ACCESS TO PROPERTY. On or before the tenth (10th) day following the date of this Agreement, Seller shall use all reasonable efforts to deliver the Due Diligence Materials to Buyer. On or before fifteen (15) days following the date of this Agreement, Buyer may notify Seller, in writing, if Buyer believes that Seller has failed to deliver any of the Due Diligence Materials, which notice must include Buyer's detailed listing of the missing Due Diligence Materials. If Buyer does not deliver such notice by the fifteenth (15th) day following the date of this Agreement, Seller will be deemed to have delivered all of the Due Diligence Materials; provided, however, that nothing herein shall be deemed to relieve Seller of liability, if Seller breaches the representation and warranty set forth in Section 9.2.2(j) (i.e. if Seller knowingly, based on the definition of Seller's Knowledge, fails to deliver Due Diligence Materials). If Buyer does deliver such notice, Seller will respond in writing, within five (5) business days, and will include with such response all of the missing Due Diligence Materials set forth on Buyer's list which Seller has been able to locate. Upon such response, Seller will be deemed to have fulfilled its obligation to deliver Due Diligence Materials; provided, however, that nothing herein shall be deemed to relieve Seller of liability, if Seller breaches the representation and warranty set forth in Section 9.2.2(j) (i.e. if Seller knowingly, based on the definition of Seller's Knowledge, fails to deliver Due Diligence Materials). Between the date hereof and the Closing Date Seller shall allow Buyer and Buyer's Representatives access to the Property upon reasonable prior notice at reasonable times provided (a) such access does not interfere with the operation of the Property or the rights of tenants; (b) Buyer shall not contact any tenant without Seller's prior written consent; and (c) Seller or its designated representative shall have the right to reasonably pre-approve and be present during any physical testing of the Property. In addition, Seller will make or cause to be made available to Buyer for copying, at Buyer's sole cost and expense, the property files of Seller and the management agent for the Property (other than those files containing Confidential Materials). Buyer shall immediately return the Property to the condition existing prior to any tests and inspections, to the extent not prohibited by any applicable Laws. Prior to such time as Buyer or any of Buyer's Representatives enter the Property, Buyer shall (i) obtain policies of general liability insurance which insure Buyer and Buyer's Representatives with liability insurance limits of not less than $1,000,000 combined single limit for personal injury and property damage and name Seller and Seller's property manager as additional insureds and which are with such insurance companies, provide such coverages and carry such other limits as Seller shall reasonably require, and (ii) provide Seller with certificates of insurance evidencing that Buyer has obtained the aforementioned policies of insurance.

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            5.1.2 LIMIT ON GOVERNMENT CONTACTS. Notwithstanding any provision in this Agreement to the contrary, except in connection with the preparation of a so-called "Phase I" environmental report with respect to the Property and except as may be required by applicable Laws, Buyer shall not contact any governmental official or representative regarding hazardous materials on or the environmental condition of the Property without Seller's prior written consent thereto, which consent shall not be unreasonably withheld or delayed. In addition, if Seller's consent is obtained by Buyer, Seller shall be entitled to receive at least five (5) days prior written notice of the intended contact and to have a representative present when Buyer has any such contact with any governmental official or representative.

            5.1.3 BUYER'S ACCEPTANCE OR REJECTION OF CONTRACTS. At any time, and from time to time during the Due Diligence Period, Buyer may elect not to assume one or more of the Contracts, which election shall be made by the delivery of written notice to Seller (but only if such Contract provides that the notice period required can expire prior to the Closing Date if Seller provides notice to the other party to the Contract within five (5) Business Days of Buyer's notice), in which event, Seller shall terminate such Contracts which Buyer has elected not to assume on or before the Closing Date, at no cost or expense to Buyer. Buyer shall be deemed to have elected to assume the other Contracts with respect to which Buyer has not delivered written notice pursuant to this Subsection 5.1.3 and any Contracts which cannot be terminated because the notice period required will not expire prior to the Closing Date.

      5.2 AS-IS, WHERE-IS, WITH ALL FAULTS SALE. Buyer acknowledges and agrees as follows:

            (a) During the Due Diligence Period, Buyer has conducted (or has waived its right to conduct), and shall continue to conduct, such Due Diligence as Buyer has deemed or shall deem necessary or appropriate.

            (b) The Property shall be sold, and Buyer shall accept possession of the Property on the Closing Date, "AS IS, WHERE IS, WITH ALL FAULTS", with no right of setoff or reduction in the Purchase Price other than as expressly provided in this Agreement.

            (c) Except for Seller's Warranties, none of the Seller Parties have or shall be deemed to have made any verbal or written representations, warranties, promises or guarantees (whether express, implied, statutory or otherwise) to Buyer with respect to the Property, any matter set forth, contained or addressed in the Documents (including, but not limited to, the accuracy and completeness thereof) or the results of Buyer's Due Diligence.

            (d) Except for that information contained in Seller's Warranties, Buyer shall independently confirm to its satisfaction all information that it considers material to its purchase of the Property or the Transaction.

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In addition, Buyer expressly understands and acknowledges that it is possible that unknown Liabilities may exist with respect to the Property and that Buyer explicitly took that possibility into account in determining and agreeing to the Purchase Price, and that a portion of such consideration, having been bargained for between parties with the knowledge of the possibility of such unknown Liabilities shall be given in exchange for a full accord and satisfaction and discharge of all such Liabilities. Notwithstanding the foregoing, such acknowledgment is not intended to, and shall not be construed to, (i) effect any contractual assumption of liability as to matters which are not expressly assumed by Buyer in the documents executed by the parties in connection with the Transaction, or (ii) affect or impair any rights or remedies that Buyer may have against Seller as a result of a breach of any of Seller's Warranties.

      5.3 TERMINATION OF AGREEMENT DURING DUE DILIGENCE PERIOD. If Buyer, in its sole and absolute discretion, is not satisfied with the results of its Due Diligence during the Due Diligence Period, Buyer may terminate this Agreement by written notice to Seller at any time prior to 5:00 p.m. Eastern Time on the last day of the Due Diligence Period, and, in the event of such termination, neither Seller nor Buyer shall have any liability hereunder except for those obligations which expressly survive the termination of this Agreement and Buyer shall be entitled to the return of the Deposit. In the event Buyer fails to terminate this Agreement prior to 5:00 p.m. Eastern Time on the last day of the Due Diligence Period, Buyer shall be deemed to have waived its rights to terminate this Agreement in accordance with this Article 5. Buyer and Seller each acknowledge and agree that Buyer shall have no further right to terminate this Agreement under this Section 5.3 following the expiration of the Due Diligence Period.

      5.4 BUYER'S CERTIFICATE. Buyer shall deliver to Seller at the Closing, a certificate in the form of EXHIBIT C attached hereto and incorporated herein by this reference.

                     ARTICLE 6 - ADJUSTMENTS AND PRORATIONS

The following adjustments and prorations shall be made at Closing:

      6.1   LEASE RENTALS AND OTHER REVENUES.

            6.1.1 RENTS. All collected Rents shall be prorated between Seller and Buyer as of 12:01 a.m. on the Closing Date. Seller shall be entitled to all Rents attributable to any period prior to but not including the Closing Date. Buyer shall be entitled to all Rents attributable to any period on and after the Closing Date. Rents not collected as of the Closing Date ("Delinquencies") shall not be prorated at the time of Closing. After Closing, Buyer shall make a reasonable good faith effort (which shall not be less than that used by the Buyer to collect similar amounts of similar aging in connection with other properties owned, directly or indirectly, by Buyer, and which efforts shall not require litigation or eviction) to collect any Delinquencies on Seller's behalf and to tender the same to Seller upon receipt (which obligation of Buyer shall survive the Closing and not be merged therein); provided, however, that all Rents collected by Buyer on or after the Closing Date shall first be applied to all amounts due under the Leases at the time of collection (i.e., current Rents and sums due Buyer as the current owner and landlord) with the balance (if any) payable to Seller, but only to the extent of the Delinquencies.

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      Buyer shall have the exclusive right to collect the Delinquencies and
      Seller hereby waives any rights to pursue claims against any tenant under the Leases for any Delinquencies.

            6.1.2 OTHER REVENUES. Revenues from Property operations other than Rents (which shall be prorated as provided in Subsection 6.1.1), security deposits (which will be apportioned as provided in Section 6.5), and pre-paid installments or other payments under Contracts (which shall be the sole property of Seller) that are actually collected shall be prorated between Buyer and Seller as of 12:01 a.m. on the Closing Date. Seller shall be entitled to all such revenues attributable to any period to but not including the Closing Date and Buyer shall be entitled to all such revenues attributable to any period on and after the Closing Date. After Closing, Buyer shall make a reasonable good faith effort (which shall not be less than that used by the Buyer to collect similar amounts of similar aging in connection with other properties owned, directly or indirectly, by Buyer, and which efforts shall not require litigation or eviction) to collect any such revenues not collected as of the Closing Date on Seller's behalf and to tender the same to Seller upon receipt (which obligation of Buyer shall survive the Closing and not be merged therein). Buyer shall have the exclusive right to collect such revenues and Seller hereby waives any rights to pursue claims against any parties for sums due.

      6.2   REAL ESTATE AND PERSONAL PROPERTY TAXES.

            6.2.1 PRORATION OF AD VALOREM TAXES. Buyer and Seller shall only prorate ad valorem real estate and personal property taxes for the Property that are actually payable, based on the maximum discount available for early payment, during the Closing Tax Year, regardless of the year for which such taxes are assessed. There shall be no proration of ad valorem real estate or personal property taxes other than as set forth hereinabove and, as between Buyer and Seller, Buyer agrees that it shall be solely responsible for all such ad valorem real estate and personal property taxes due and payable after the Closing. The proration of the ad valorem real estate and personal property taxes actually due and payable during the Closing Tax Year shall be calculated as follows:

            (a) Seller shall be responsible for that portion of such taxes equal to (i) the total such taxes due and payable during the Closing Tax Year, multiplied by (ii) a fraction, the numerator of which shall be the number of days in the Closing Tax Year prior to the Closing Date, and the denominator of which shall be the number of days in the Closing Tax Year; and

            (b) Buyer shall be responsible for that portion of such taxes equal to (i) the total such taxes due and payable during the Closing Tax Year, multiplied by (ii) a fraction, the numerator of which shall be the number of days in the Closing Tax Year subsequent to and including the Closing Date, and the denominator of which shall be the number of days in the Closing Tax Year.

            6.2.2 INSUFFICIENT INFORMATION. If, at Closing, the real estate and/or personal property tax rate and assessments have not been set for the taxes due and payable during the

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Closing Tax Year, then the proration of such taxes shall be based upon the rate and assessments for the preceding Tax Year, and such proration shall be adjusted between Seller and Buyer after Closing upon presentation of written evidence that the actual taxes due and payable during the Closing Tax Year differ from the amounts used at Closing and in accordance with the provisions of Section
6.8. The provisions of this Section 6.2.2 shall survive Closing.

            6.2.3 SPECIAL ASSESSMENTS. Seller shall pay all installments of special assessments due and payable prior to the Closing Date and Buyer shall pay all installments of special assessments due and payable on and after the Closing Date; provided, however, that Seller shall not be required by the foregoing to pay any installments of special assessments which have not been confirmed or which relate to projects that have not been completed on the date hereof.

            6.2.4 REASSESSMENTS. In the event the Property has been assessed for property tax purposes at such rates as would result in reassessment (i.e., "escape assessment" or "roll-back taxes") based upon the change in land usage or ownership of the Property on or after the Closing Date, Buyer hereby agrees to pay all such taxes and to indemnify and save Seller harmless from and against all Liabilities for such taxes. Such indemnity shall survive the Closing and not be merged therein.

      6.3 OTHER PROPERTY OPERATING EXPENSES. Operating expenses for the Property shall be prorated as of 12:01 a.m. on the Closing Date. Seller shall pay all utility charges and other operating expenses attributable to the Property to, but not including the Closing Date (except for those utility charges and operating expenses payable by tenants in accordance with the Leases) and Buyer shall pay all utility charges and other operating expenses attributable to the Property on or after the Closing Date. To the extent that the amount of actual consumption of any utility services is not determined prior to the Closing Date, a proration shall be made at Closing based on the last available reading and post-closing adjustments between Buyer and Seller shall be made within twenty (20) days of the date that actual consumption for such pre-closing period is determined, which obligation shall survive the Closing and not be merged therein. Seller shall not assign to Buyer any deposits which Seller has with any of the utility services or companies servicing the Property. Buyer shall arrange with such services and companies to have accounts opened in Buyer's name beginning at 12:01 a.m. on the Closing Date.

      6.4 CLOSING COSTS. Buyer shall pay the following costs and expenses associated with the Transaction: (a) all premiums and charges of the Title Company for the Title Commitments and the Owner's Title Policies (including endorsements), (b) the cost of the Surveys, (c) all recording and filing charges in connection with the instruments by which Seller conveys the Property (excluding all taxes payable by Seller pursuant to clause (iii) of the next sentence), (d) all escrow or closing charges, (e) all costs of Buyer's Due Diligence, including fees due its consultants and attorneys, and (f) all lenders' fees related to any financing to be obtained by Buyer and related to the assumption or payoff of the Assumed Loans. Seller shall pay the following costs and expenses associated with the Transaction: (i) the commission due Seller's Broker, (ii) all fees due its attorneys, (iii) all transfer taxes, sales taxes, documentary stamp taxes and similar charges, if any, applicable to the transfer of the Property to Buyer, and (iv) all costs incurred in connection with causing the Title Company to Remove any Required Removal

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Exceptions or to Remove any other Title Objections to the extent Seller specifically agrees in writing, at or prior to Closing, to cause Removal of such matter, it being understood for purposes of this sentence that nothing in this Agreement or any prior understanding or agreement of the parties shall be construed to obligate Seller to so Remove or agree to Remove any such matter. The obligations of the parties under this Section 6.4 shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.

      6.5 CASH SECURITY DEPOSITS. At Closing, Seller shall give Buyer a credit against the Purchase Price in the aggregate amount, if any, of any refundable cash security or other refundable deposits then held by Seller under the Leases (the "community fee" is not a refundable cash deposit, but is income earned upon execution of the residency agreement and shall not be credited against the Purchase Price; provided however that if it is determined that Seller is required by Law to return any community fees collected by Seller prior to Closing to the residents, Seller shall return the community fee as required by
Law). Any interest accrued on any security deposits required to be paid to tenants by the terms of any Lease or applicable Law shall be credited against the Purchase Price. The provisions of this Section 6.5 shall survive Closing.

      6.6 APPORTIONMENT CREDIT. In the event the apportionments to be made at the Closing result in a credit balance (a) to Buyer, such sum shall be paid at the Closing by giving Buyer a credit against the Purchase Price in the amount of such credit balance, or (b) to Seller, Buyer shall pay the amount thereof to Seller at the Closing by wire transfer of immediately available funds to the account or accounts to be designated by Seller for the payment of the Purchase Price.

      6.7 DELAYED ADJUSTMENT; DELIVERY OF OPERATING AND OTHER STATEMENTS. If at any time following the Closing Date, the amount of an item prorated or credited at Closing pursuant to this Article 6 shall prove to be incorrect (whether as a result of an error in calculation or a lack of complete and accurate information as of the Closing), the party in whose favor the error was made shall promptly pay to the other party the sum necessary to correct such error upon receipt of proof of such error, provided that such proof is delivered to the party from whom payment is requested on or before one (1) year after Closing (such period being referred to herein as the "Post Closing Adjustment Period"). In order to enable Seller to determine whether any such delayed adjustment is necessary, Buyer shall provide to Seller current operating and financial statements (or such excerpts thereof as are sufficient to provide the information necessary for the determination of such adjustments) for the Property no later than the date one (1) month prior to the expiration of the Post-Closing Adjustment Period. The provisions of this Section 6.7 shall survive the Closing and not be merged therein.

                               ARTICLE 7 - CLOSING

Buyer and Seller hereby agree that the Transaction shall be consummated as follows:

      7.1 CLOSING DATE. Subject to Seller's right to extend the Closing as provided in this Agreement, Closing shall occur on the Closing Date. The parties shall conduct an escrow-style closing through the Title Company (or such other party selected by Buyer and Seller) so that it

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will not be necessary for any party to attend the Closing (Buyer and Seller shall have pre-Closings to finalize and sign all documents not later than the day prior to Closing, and deliver such items to the escrow agent).

      7.2 TITLE TRANSFER AND PAYMENT OF PURCHASE PRICE. Provided all conditions precedent to Seller's obligations hereunder have been satisfied, Seller agrees to convey the Property to Buyer upon confirmation of receipt of the Purchase Price (as adjusted by the prorations and credits specified in Article 6 and a credit for principal amounts of and accrued interest on the Assumed Loans, and with the Buyer entitled to direct the Escrow Agent to apply the Deposit to the Purchase Price) by the Escrow Agent. Provided all conditions precedent to Buyer's obligations hereunder have been satisfied, Buyer agrees to pay the amount specified in Article 3 by timely delivering the same to the Escrow Agent no later than 2:00 p.m. Eastern Time on the Closing Date and causing the Escrow Agent to deposit the same in Seller's designated account by 3:00 p.m. Eastern Time on the Closing Date.

      7.3 SELLER'S CLOSING DELIVERIES. At the Closing, Seller shall deliver or cause to be delivered the following:

            (a) CONVEYANCE INSTRUMENT. A grant deed in the form of EXHIBIT D attached hereto and incorporated herein by this reference ("Conveyance Instrument") executed and acknowledged by Seller with respect to all of the Real Property (other than the Facility commonly known as Ocean House), and an assignment and assumption of ground lease for the Ocean House Facility in the form of EXHIBIT D attached hereto and incorporated herein by this reference ("Conveyance Instrument") executed and acknowledged by Seller.

            (b) BILL OF SALE. A bill of sale in the form of EXHIBIT E attached hereto and incorporated herein by this reference ("Bill of Sale") executed by Seller conveying the Personal Property to Buyer.

            (c) ASSIGNMENT OF TENANT LEASES. An assignment and assumption of tenant Leases, in the form of EXHIBIT F attached hereto and incorporated herein by this reference ("Assignment of Leases") executed by Seller and an assignment of Seller's interest in the SNF Lease.

            (d) ASSIGNMENT OF INTANGIBLE PROPERTY. An assignment and assumption of the Assumed Contracts, the Licenses and Permits and the Other Property Rights (to the extent the same are not transferred by the Conveyance Instrument, Bill of Sale or Assignment of Leases) in the form of EXHIBIT G attached hereto and incorporated herein by this reference ("Assignment of Intangible Property") executed by Seller.

            (e) NOTICE TO TENANTS. A single form letter in the form of EXHIBIT H attached hereto and incorporated herein by this reference, executed by Seller, duplicate copies of which shall be sent by Buyer after Closing to each tenant under the Leases.

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            (f)   NON-FOREIGN STATUS AFFIDAVIT. A non-foreign status affidavit in the form of EXHIBIT I attached hereto and incorporated herein by this reference, as required by Section 1445 of the Internal Revenue Code, executed by Seller.

            (g) EVIDENCE OF AUTHORITY. Documentation to establish to Buyer's reasonable satisfaction the due authorization of Seller's execution of this Agreement and all documents contemplated by this Agreement and the consummation of the Transaction, which shall consist of (i) a certificate of Seller signed by the Managing Member thereof with respect to Seller's limited liability company agreement and the authority of the Managing Member to act on behalf of Seller, in the form of EXHIBIT J-1 attached hereto and incorporated herein by this reference; (ii) a certificate of the Managing Member of Seller signed by the general partner thereof with respect to the partnership agreement of such Managing Member and the authority of the general partner to act on behalf of the Managing Member of Seller, in the form of EXHIBIT J-2 attached hereto and incorporated herein by this reference; (iii) a certificate of the general partner of the Managing Member of Seller signed by the Managing Member of such general partner thereof with respect to the general partner's limited liability company agreement and the authority of the Managing Member thereof to act on behalf of such general partner, in the form of EXHIBIT J-3 attached hereto and incorporated herein by this reference; and (iv) a certificate of an Assistant Secretary of Prudential with respect to the authority to act on behalf of Prudential of the individual executing on behalf of Prudential all documents contemplated by this Agreement as the Managing Member of the general partner of the Managing Member of Seller, in the form of EXHIBIT J-4 attached hereto and incorporated herein by this reference.

            (h) CLOSING STATEMENT. A Closing Statement Agreement in the form of EXHIBIT K attached hereto and incorporated herein by this reference, subject to such changes as may be required to comply with the terms of this Agreement (the "Closing Statement").

            (i) TITLE AFFIDAVIT. A Vendor's Title Affidavit in the form of EXHIBIT L attached hereto and incorporated herein by this reference.

            (j) TAX RETURNS. If applicable, duly completed and signed real estate transfer tax or sales tax returns.

            (k) WITHHOLDING CERTIFICATE. If applicable, a Certificate of Exemption in form as may be reasonably required by Buyer or the Title Company with respect to any withholding regulations applicable to the Transaction.

            (l) KEYS AND ORIGINAL DOCUMENTS. Keys to all locks on the Real Property in Seller's or Seller's building manager's possession and originals or, if originals are not available, copies, of all of the Property Documents, to the extent not previously delivered to Buyer.

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            (m)   ESTOPPELS. Originals of the Ground Lease and SNF Estoppels
      signed by the (landlord) (tenant) (subtenant) thereunder.

            (n) NOHL RANCH ZONING LETTER. A letter, in a form and substance reasonably acceptable to Buyer, from the City of Anaheim, California, confirming that the Facility known as Nohl Ranch is zoned as R2.1, is in compliance with its R2.1 zoning classification and that there are no building and/or zoning violations.

            (o) OTHER DOCUMENTS. Such other documents as may be reasonably required by the Title Company or as may be agreed upon by Seller and Buyer to consummate the Transaction.

The items to be delivered by Seller in accordance with the terms of this Section
7.3 shall be delivered to Escrow Agent no later than 5:00 p.m. Eastern Time on the last Business Day prior to the Closing Date or by overnight delivery for early AM delivery on the Closing Date, except that the items in the paragraph entitled "Keys and Original Documents" shall be delivered by Seller outside of escrow and shall be deemed delivered if the same are located at the Property on the Closing Date.

      7.4 BUYER CLOSING DELIVERIES. At the Closing, Buyer shall deliver or cause to be delivered the following:

            (a) PURCHASE PRICE. The Purchase Price, as adjusted for apportionments and other adjustments required under this Agreement, plus any other amounts required to be paid by Buyer at Closing.

            (b) ASSIGNMENT OF LEASES. The Assignment of Leases executed and acknowledged by Buyer.

            (c) ASSIGNMENT OF INTANGIBLE PROPERTY. The Assignment of Intangible Property executed and acknowledged by Buyer.

            (d) BUYER'S AS-IS CERTIFICATE. The certificate of Buyer required under Article 5 hereof.

            (e) BUYER'S ERISA CERTIFICATE. The certificate of Buyer substantially in the form of EXHIBIT M attached hereto and incorporated herein by this reference and any other certificate or other information reasonably required by Prudential to satisfy Prudential that either (a) the Transaction would not be a "prohibited transaction" under ERISA or any similar prohibition under state Law, or (b) the Transaction qualifies for an exemption under such Laws.

            (f) EVIDENCE OF AUTHORITY. Documentation to establish to Seller's reasonable satisfaction the due authorization of Buyer's acquisition of the Property and Buyer's execution of this Agreement and the documents required to be delivered by Buyer pursuant to this Agreement and the consummation of the Transaction.

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            (g)   CLOSING STATEMENT. The Closing Statement.

            (h) OTHER DOCUMENTS. Such other documents as may be reasonably required by the Title Company or may be agreed upon by Seller and Buyer to consummate the Transaction.

            (i) TAX RETURNS. If applicable, duly completed and signed real estate transfer tax or sales tax returns.

The Purchase Price shall be paid in accordance with the terms of Section 7.2 hereof and the items to be delivered by Buyer in accordance with the terms of Subsections (b) and following of this Section 7.4 shall be delivered to Escrow Agent no later than 5:00 p.m. Eastern Time on the last Business Day prior to the Closing Date or by overnight delivery for early AM delivery on the Closing Date.

      7.5 ENTIRE PROPERTY. The Transaction to be closed pursuant to this Agreement is the sale by Seller to Buyer of all of Seller's rights with respect to the entire Property. Except as provided in Section 10.2.3 or Article 12, Buyer shall have no right whatsoever to terminate this Agreement with respect to selected facilities included within the Property and Buyer shall not have any right to buy any portion of the Property other than the entire Property described in this Agreement. Similarly, Seller shall have no right to require Buyer to buy any portion of the Property other than the entire Property and Buyer shall have no obligation to buy any portion of the Property other than the entire Property.

                        ARTICLE 8 - CONDITIONS TO CLOSING

      8.1 CONDITIONS TO SELLER'S OBLIGATIONS. Seller's obligation to close the Transaction is conditioned on all of the following, any or all of which may be waived by Seller by an express written waiver, at its sole option:

            (a) REPRESENTATIONS TRUE. All representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent they expressly relate to an earlier date; and

            (b) BUYER'S DELIVERIES COMPLETE. Buyer shall have delivered the funds required hereunder and all of the documents to be executed by Buyer set forth in Section 7.4 and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Buyer at or prior to the Closing.

            (c) GOVERNMENTAL APPROVALS. On or prior to the Closing Date, Buyer shall have received the Government Approvals (as defined in Section 8.2(d) below).

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            (d)   BUYER'S FUNDING ABILITY. Seller shall be satisfied, in
      Seller's discretion, with Buyer's ability to fund the Purchase Price at Closing, based upon a combination of equity and traditional debt financing sources, as evidenced by written letters of intent/interest delivered by Buyer to Seller on or before February 15, 2005. Seller will be authorized by Buyer to contact and have follow-up discussions with all of Buyer's proposed funding sources, but Seller will coordinate any such contacts with Buyer so that Buyer may have a representative participate in any discussions Seller chooses to have with Buyer's proposed funding sources. If Buyer fails to deliver such written evidence to Seller or if, after investigating Buyer's proposed financing sources, Seller is not satisfied with Buyer's ability to fund the Purchase Price, Seller may terminate this Agreement by written notice to Buyer on or before February 18, 2005. If Seller elects to so terminate, this Agreement will be null and void and of no further force or effect except for any provisions that expressly survive termination. If Seller does not provide such termination notice on or before February 18, 2005, this condition to Closing shall be deemed waived in its entirety by Seller.

      8.2 CONDITIONS TO BUYER'S OBLIGATIONS. Buyer's obligation to close the Transaction is conditioned on all of the following, any or all of which may be expressly waived by Buyer in writing, at its sole option:

            (a) REPRESENTATIONS TRUE. Subject to the provisions of Section 9.3, all representations and warranties made by Seller in this Agreement, as the same may be amended as provided in Section 9.3, shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent that they expressly relate to an earlier date;

            (b) TITLE CONDITIONS SATISFIED. At the time of the Closing, title to the Property shall be as provided in Article 4 of this Agreement;

            (c) SELLER'S DELIVERIES COMPLETE. Seller shall have delivered all of the documents and other items required pursuant to Section 7.3 and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Seller at or prior to the Closing;

            (d) GOVERNMENTAL APPROVALS. Buyer shall have obtained all the permits and consents identified on Schedule 8.2(d) necessary for it to acquire and operate the Property for its current use and operation on and after the Closing Date (or Buyer shall receive a letter, in form reasonably satisfactory to Buyer, from the applicable governmental authority that the necessary permits and consents will be issued promptly by the applicable governmental authority upon its receipt of evidence that this Transaction has closed). Buyer shall be obligated to apply for all such permits and consents promptly following the date of this Agreement, Buyer shall also be obligated to pursue its efforts to obtain the permits and consents diligently and continuously in order to obtain the permits and consents as soon as reasonably possible. Provided Buyer has promptly applied for such permits and consents and has diligently pursued its efforts to obtain the permits and consents as soon as possible, if such permits and consents, including the Residential Care

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      Facility for the Elderly ("RCFE") license issued by the State of
      California, shall not have been issued to Buyer on or prior to the scheduled Closing Date and Buyer shall not have received a letter from the applicable governmental authority, as described above, Buyer shall have the right as its election to (i) defer the Closing for an additional period of time not to exceed one hundred twenty (120) days (the "RCFE Extended Closing Date"), as shall be necessary to obtain the RCFE and any such permits or consents not then obtained (or the letter described above), (but, if Buyer does so extend, Buyer must continue to diligently pursue its efforts to obtain the permits and consents as soon as reasonably possible and the Closing shall occur, if at all, within five
      (5) business days of the date they are obtained, but not later than the RCFE Extended Closing Date), (ii) terminate this Agreement in which event the Deposit shall be returned to Buyer and the rights and obligations of the parties hereunder shall terminate except for those which specifically survive any termination hereof, or (iii) negotiate a mutually acceptable management agreement ("Management Agreement") and lease agreement ("Sale/Leaseback Lease") with Seller for the Property pursuant to which Buyer would lease the Property to Seller and Buyer would manage the Property and, simultaneously with the execution thereof, Closing shall occur. The Sale/Leaseback Management Agreement would provide for, among other things, (a) the cost of all operations of the Property, including the expenses of all Employees, being borne by Buyer subsequent to the Closing Date and the receipt by Buyer of all revenues generated from operations at the Property subsequent to the Closing Date, (b) the obligation for Buyer to be solely responsible for all maintenance, repairs and operations of the Property, and (c) the obligation for Buyer to indemnify Seller with respect to any liabilities, claims or damages of any kind whatsoever, arising out of the maintenance, repair and operation of the Property from and after the Closing Date and arising out of any acts, omissions or events that occur from and after the Closing Date. The Management Agreement and Sale/Leaseback Lease would expire at the earlier of (i) such time as Buyer obtained the RCFE or, (ii) an outside date to be agreed upon by the parties at that time; and

            (e) ESTOPPELS. Seller shall have delivered executed originals of the Ground Lease Estoppel and SNF Estoppel.

      8.3 WAIVER OF FAILURE OF CONDITIONS PRECEDENT. At any time or times on or before the date specified for the satisfaction of any condition, Seller or Buyer may elect in writing to waive the benefit of any such condition set forth in Section 8.1 or Section 8.2, respectively. By closing the Transaction, Seller and Buyer shall be conclusively deemed to have waived the benefit of any remaining unfulfilled conditions set forth in Section 8.1 and Section 8.2, respectively. In the event any of the conditions set forth in Section 8.1 or
Section 8.2 are neither waived nor fulfilled, Seller or Buyer (as appropriate) may exercise such rights and remedies, if any, that such party may have pursuant to the terms of Article 11 hereof.

      8.4 APPROVALS NOT A CONDITION TO BUYER'S PERFORMANCE. Subject to Buyer's right to terminate this Agreement prior to the expiration of the Due Diligence Period in accordance with the terms of Article 5 hereof, Buyer acknowledges and agrees that its obligation to perform under this Agreement is not contingent upon Buyer's ability to obtain any (a) governmental or quasi-governmental approval of changes or modifications in use or zoning, or (b) modification of

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any existing land use restriction, (c) endorsements to the Owner's Title Policy, or (d) consents to assignments of any of the Contracts. Furthermore, this Agreement is not contingent upon Buyer being able to reach agreement with the lender under the Assumed Loans to allow Buyer to take an assignment of , and assume Seller's obligations under, the Assumed Loans. If Buyer determines, during the Due Diligence Period, that Buyer desires to take an assignment of, and assume Seller's obligations under the Assumed Loans, any such assignment and assumption agreement must include a release of all of the entities that comprise Seller, Senior Housing Partners I, L.P. and any affiliates of any of them from all liability past, present and future under all loan documents (including all guarantys) evidencing or securing the Assumed Loans. Provided the assignment and assumption includes the complete release described in the preceding sentence, Seller (and Senior Housing Partners I, L.P.) will cooperate fully with Buyer (other than paying any fees) in its efforts to obtain the lender's agreement to allow Buyer to take an assignment of, and assume Seller's obligations under, the Assumed Loans.

                   ARTICLE 9 - REPRESENTATIONS AND WARRANTIES

      9.1 BUYER'S REPRESENTATIONS. Buyer represents and warrants to, and covenants with, Seller as follows:

            9.1.1 BUYER'S AUTHORIZATION. Buyer (and as used in this Section 9.1.1, the term Buyer includes any general partners or managing members of Buyer) (a) is duly organized (or formed), validly existing and in good standing under the Laws of its State of organization and, as and to the extent required by Laws for this Transaction, the State in which the Property is located, (b) is authorized to consummate the Transaction and fulfill all of its obligations hereunder and under all documents contemplated hereunder to be executed by Buyer, and (c) has all necessary power to execute and deliver this Agreement and all documents contemplated hereunder to be executed by Buyer, and to perform all of its obligations hereunder and thereunder. This Agreement and all documents contemplated hereunder to be executed by Buyer, have been duly authorized by all requisite partnership, corporate or other required action on the part of Buyer and are the valid and legally binding obligation of Buyer, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder will result in the violation of any Law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.

            9.1.2 BUYER'S FINANCIAL CONDITION. No petition has been filed by or against Buyer under the Federal Bankruptcy Code or any similar state or federal Law.

      9.2 SELLER'S REPRESENTATIONS. Seller represents and warrants to Buyer as follows:

            9.2.1 SELLER'S AUTHORIZATION. Seller (and as used in this Section 9.2.1, the term Seller includes any general partners or managing members of Seller) (a) is duly organized (or formed), validly existing and in good standing under the Laws of its State of

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      organization and, as and to the extent required by applicable Laws, of the
      State in which the Property is located, (b) is authorized to consummate the Transaction and fulfill all of its obligations hereunder and under all documents contemplated hereunder to be executed by Seller, and (c) has all necessary power to execute and deliver this Agreement and all documents contemplated hereunder to be executed by Seller, and to perform all of its obligations hereunder and thereunder. This Agreement and all documents contemplated hereunder to be executed by Seller, have been duly authorized by all requisite partnership, corporate or other required action on the part of Seller and are the valid and legally binding obligation of Seller, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder will result in the violation of any Law or any provision of the organizational documents of Seller or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller is bound.

            9.2.2 OTHER SELLER'S REPRESENTATIONS.

                  (a) Except as listed in EXHIBIT N attached hereto and incorporated herein by this reference, there is no current or pending, or to Seller's Knowledge, threatened, litigation against Seller or with respect to the Property (including, but not limited to, condemnation proceedings against the Property).

                  (b) As of the date of this Agreement, except for (i) the Contracts listed in EXHIBIT B attached hereto, (ii) the Leases listed on EXHIBIT O, and (iii) the Permitted Exceptions, Seller has not entered into any contracts, subcontracts or agreements affecting the Property that will be binding upon Buyer after the Closing.

                  (c) Except as listed in EXHIBIT N attached hereto, Seller has not received any written notice from any parties to the Contracts that Seller is in default under the Contracts and, to Seller's Knowledge, neither Seller nor the other parties thereto are in default under the Contracts.

                  (d) As of the date of this Agreement, the only tenants under the Leases at the Property are the tenants listed in EXHIBIT O attached hereto and incorporated herein by this reference; provided, however, that the foregoing is not intended (and shall not be construed) as a representation by Seller of the parties that are in actual possession of any portion of the Property since there may be subtenants, licensees or assignees that are in possession of portions of the Property of which Seller may not be aware.

                  (e) Except as listed in EXHIBIT N attached hereto, as of the date of this Agreement and except for violations that have been cured, Seller has not received any written notice from any governmental authority with respect to the violation of any Law regulating the ownership, use or operation of the Property.

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                  (f)   As of the date of this Agreement, except as set forth on
            EXHIBIT N attached hereto and except for defaults cured on or before the date hereof, Seller has neither (i) received any written notice from any tenant of the Property asserting or alleging that Seller is in default under such tenant's Lease, nor (ii) sent to any tenant of the Property any written notice alleging or asserting that such tenant is in default under such tenant's Lease.

                  (g) As of the date of this Agreement, the rent roll attached as EXHIBIT O and incorporated herein by this reference (the "Rent Roll"), is true, correct and complete in all material respects.

                  (h) Except as disclosed in the Title Commitment, as of the date of this Agreement and except as listed in EXHIBIT N attached hereto, as of the date of this Agreement, Seller has not received any written notice from any governmental agency that any special assessments are pending, noted or levied against the Property.

                  (i) No petition has been filed by Seller, nor has Seller received written notice of any petition filed against Seller, under the Federal Bankruptcy Code or any similar state or federal Law.

                  (j) To Seller's Knowledge, the Due Diligence Materials delivered to Buyer (i) include all material documents used by Seller in the day-to-day operations and management of the Property, other than Confidential Materials, and (ii) are the same documents, other than Confidential Materials, used in connection with (A) the performance by Seller of its fiduciary obligations to its clients and investors, and (B) the preparation of financial statements and reports submitted to the clients and investors of Seller.

                  (k) Seller has good and marketable title to the Personal Property. The Personal Property is all of the personalty that has been used by Seller and Property Manager in the normal operation of the Property. No Personal Property will be removed from the Property prior to the Closing Date (except any that is replaced in the ordinary course of business with an item of comparable quality and utility) and no Personal Property has been removed from the Property since Buyer visited the Property on or about December 15, 2004. Seller will provide Buyer a detailed list of any Personal Property replaced and any Personal Property added between the date of this Agreement and the Closing Date.

                  (l) Seller has not entered into any commission or other agreements requiring payment of commissions or referral fees and, to Seller's Knowledge, there are no commissions or referral fees relating to the Property, in either case which will not be paid in full on or before the Closing.

                  (m) Seller is not a party to any Employment Contract with respect to the Property and, except for the Contracts, Seller has not entered into any oral or

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            written agreements which would bind or obligate Purchaser to engage the services of any person as an employee or an independent contractor relating to the Property.

                  (n) There are no existing monetary defaults under the Ground Lease or SNF Lease by Seller and, to Seller's Knowledge, neither Seller nor the other party thereto is in default (whether monetary or non-monetary) under the Ground Lease or SNF Lease and each of the Ground Lease and SNF Lease is in full force and effect and unmodified, except to the extent delivered to Buyer as part of the Due Diligence Materials.

                  (o) Each of the Sellers is, and has been at all times, classified as a partnership for United States federal income tax purposes, and has paid all material income, franchise and other taxes required to be paid to the extent due and payable, including any interest and penalties in connection therewith, except for any tax that is currently being contested in good faith and for which adequate reserves have been established.

            9.2.3 DELIVERY OF DOCUMENTS. Seller has requested that the Property Manager give or otherwise make available to Buyer or Buyer's Representatives all books, records, and other writings in such manager's possession related in any material way to the use, ownership or operation of the Property, other than Confidential Materials.

      9.3   GENERAL PROVISIONS.

            9.3.1 NO REPRESENTATION AS TO LEASES. Seller does not represent or warrant that any particular Lease or Leases will be in force or effect on the Closing Date or that the tenants will have performed their obligations thereunder.

            9.3.2 NOT USED.

            9.3.3 NOTICE OF BREACH; SELLER'S RIGHT TO CURE. If, prior to the Closing, Buyer or any Buyer's Representative obtains actual knowledge that any of Seller's Warranties are untrue, inaccurate or incorrect in any material respect, Buyer shall give Seller written notice thereof within five (5) Business Days of obtaining such knowledge (but, in any event, prior to the Closing). If at or prior to the Closing, Seller obtains actual knowledge that any of Seller's Warranties are untrue, inaccurate or incorrect in any material respect, Seller shall give Buyer written notice thereof within five (5) Business Days of obtaining such knowledge (but, in any event, prior to the Closing). In either such event, Seller shall have the right to cure the underlying cause of such misrepresentation or breach and shall be entitled to a reasonable adjournment of the Closing (not to exceed thirty (30) days) for the purpose of such cure. If Seller is unable to so cure any misrepresentation or breach, then Buyer, as its sole remedy for any and all such materially untrue, inaccurate or incorrect material representations or warranties, shall elect either (a) to waive such misrepresentations or breaches of representations and warranties and consummate the Transaction without any reduction of or credit against the Purchase Price, or (b) to

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      terminate this Agreement by written notice given to Seller on the Closing
      Date, in which event this Agreement shall be terminated, any Deposit shall be returned to Buyer (and Seller shall also be obligated to reimburse Buyer for its third party costs and expenses incurred in connection with this Transaction, but not to exceed One Million and No/100 Dollars ($1,000,000.00)) and, thereafter, neither party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement. If any of Seller's Warranties are untrue, inaccurate or incorrect but are not, in the aggregate, untrue, inaccurate or incorrect in any material respect, Buyer shall be deemed to waive such misrepresentation or breach of warranty, and Buyer shall be required to consummate the Transaction without any reduction of or credit against the Purchase Price. The untruth, inaccuracy or incorrectness of Seller's Warranties shall be deemed material only if Buyer's aggregate damages resulting from the untruth, inaccuracy or incorrectness of Seller's Warranties are reasonably estimated to exceed One Hundred Thousand and No/100 Dollars ($100,000.00).

            9.3.4 SURVIVAL; LIMITATION ON SELLER'S LIABILITY. Seller's Warranties shall survive the Closing and not be merged therein for a period of two hundred seventy (270) days after the Closing Date, and Seller shall only be liable to Buyer hereunder for a breach of Seller's Warranties made herein or in any of the documents executed by Seller at the Closing with respect to which a claim is made by Buyer against Seller on or before two hundred seventy (270) days after the Closing Date. Anything in this Agreement to the contrary notwithstanding, the maximum aggregate liability of Seller for breaches of Seller's Warranties shall be limited as set forth in Section 15.15 hereof. Notwithstanding the foregoing, however, if the Closing occurs, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at Law, in equity, under this Agreement or otherwise to make a claim against Seller for damages that Buyer may incur, or to rescind this Agreement and the Transaction, as the result of any of Seller's Warranties being untrue, inaccurate or incorrect if (a) Buyer knew or is deemed to know that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing, or (b) Buyer's damages as a result of such representations or warranties being untrue, inaccurate or incorrect are reasonably estimated to aggregate less than One Hundred Thousand and No/100 Dollars ($100,000.00).

                             ARTICLE 10 - COVENANTS

      10.1  BUYER'S COVENANTS. Buyer hereby covenants as follows:

            10.1.1 CONFIDENTIALITY. Buyer acknowledges that any information heretofore or hereafter furnished to Buyer with respect to the Property has been and will be so furnished on the condition that Buyer maintain the confidentiality thereof. Accordingly, Buyer shall hold, and shall cause Buyer's Representatives to hold, in strict confidence, and Buyer shall not disclose, and shall prohibit Buyer's Representatives from disclosing, to any other person without the prior written consent of Seller until the Closing shall have been consummated, (a) the terms of the Agreement, (b) any of the information in respect of the Property delivered to or for the benefit of Buyer whether by any Buyer's

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      Representatives or by Seller or any of the Seller Parties, including, but not limited to, any information heretofore or hereafter obtained by Buyer or any Buyer's Representatives in connection with its Due Diligence other than information generally known or available to the public, and (c) the identity of Seller, and, if applicable, the identity of any direct or indirect owner of any beneficial interest in Seller. In addition, Buyer hereby agrees that, after Closing, it shall continue to hold, and shall cause Buyer's Representatives to hold, the terms of this Agreement and the identity of Seller, and, if applicable, the identity of any direct or indirect owner of any beneficial interest in Seller in strict confidence, and Buyer shall not disclose, and shall prohibit Buyer's Representatives from disclosing, such information to any other person without the prior written consent of Seller. In the event the Closing does not occur or this Agreement is terminated, Buyer shall promptly return to Seller all copies of documents containing any of such information without retaining any copy thereof or extract therefrom. Notwithstanding anything to the contrary hereinabove set forth, Buyer may disclose such information (i) on a need-to-know basis to its employees, members of professional firms serving it or potential lenders, (ii) as any governmental agency may require in order to comply with applicable Laws, or (iii) to the extent that such information is a matter of public record. The provisions of this Subsection 10.1.1 shall survive any termination of this Agreement.

            10.1.2 BUYER'S INDEMNITY. Buyer hereby agrees to indemnify, defend, and hold Seller and each of the other Seller Parties free and harmless from and against any and all Liabilities (including reasonable attorneys' fees, expenses and disbursements) arising out of or resulting from (a) the breach of the terms of Subsection 10.1.1 or (b) the entry on the Real Property and/or the conduct of any Due Diligence by Buyer or any of Buyer's Representatives at any time prior to the Closing; provided, however, that Buyer's obligations under this clause (b) shall not apply to the mere discovery of any pre-existing environmental or physical condition at the Property. The foregoing indemnity shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.

      10.2  SELLER'S COVENANTS. Seller hereby covenants as follows:

            10.2.1 CONFIDENTIALITY. Seller shall hold, and shall cause the other Seller Parties to hold, in strict confidence, and Seller shall not disclose, and shall prohibit the other Seller Parties from disclosing to any other person without the prior written consent of Buyer until the Closing shall have been consummated, (a) the terms of the Agreement, and
      (b) the identity of Buyer, and, if applicable, the identity of any direct or indirect owner of any beneficial interest in Buyer. In addition, Seller hereby agrees that, after Closing, it shall continue to hold, and shall cause the other Seller Parties to hold, the terms of this Agreement and the identity of Buyer, and, if applicable, the identity of any direct or indirect owner of any beneficial interest in Buyer in strict confidence, and Seller shall not disclose, and shall prohibit the other Seller Parties from disclosing, such information to any other person without the prior written consent of Buyer. Notwithstanding anything to the contrary hereinabove set forth, Seller may disclose such information (i) on a need-to-know basis to its investors, consultants, employees, members of professional firms serving it or potential lenders, (ii) as any governmental agency may

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      require in order to comply with applicable Laws, or (iii) to the extent that such information is a matter of public record. The provisions of this Subsection 10.2.1 shall survive any termination of this Agreement.

            10.2.2 SERVICE CONTRACTS.

            (a) Without Buyer's prior consent, which consent shall not be unreasonably withheld or delayed, between the date hereof and the Closing Date Seller shall not extend, renew, replace or modify any Contract or enter into any new service contract or agreement unless such Contract, service contract or agreement (as so extended, renewed, replaced or modified) can be terminated by the owner of the Property without penalty on not more than thirty (30) days' notice. Seller shall provide Buyer not less than five (5) Business Days' prior written notice to provide its consent to any such contract, extension, renewal, replacement or modification. If Buyer fails to object in writing to any such proposed action within five (5) Business Days after receipt of the aforementioned notice, Buyer shall be deemed to have approved the proposed action. Buyer's consent shall not be unreasonably withheld or delayed with respect to any such transaction that is proposed prior to the end of the Due Diligence Period, but thereafter, Buyer, in its sole and absolute discretion, shall be entitled to grant or withhold its consent with respect to any such transaction that is proposed between the end of the Due Diligence Period and the Closing.

            (b) On or before the Closing, Seller shall (i) terminate any management agreements currently in effect with respect to the Property and
      (ii) provide Buyer with an executed termination agreement between Property Manager and Seller with respect to the management agreement for the Property between such parties in each case at the sole cost and expense of Seller.

            (c) Seller shall have caused the termite damage described in the Termite Reports (as defined below) for each of the Designated Projects (as defined below) to have been repaired and New Reports (as defined below) for each of the Designated Projects to have been issued (which obligation of Seller shall survive the Closing and not be merged therein). Seller has delivered to Buyer copies of those certain pest inspection reports ("TERMITE REPORTS") for the Projects known as Oak Tree Villa, Nohl Ranch, Gables and Pacific Inn ("DESIGNATED PROJECTS"), dated February 24, 2005, February 17, 2005, February 14, 2005 and February 8, 2005, respectively, each prepared by Western Exterminator Company (or such other exterminator or contractor reasonably satisfactory to Buyer as "EXTERMINATOR"). Promptly following the execution and delivery of this Agreement, Seller will retain Exterminator, at Seller's sole cost and expense, to perform all repair work at the Designated Projects which is recommended by the Termite Reports and repair, replace and/or refurbish any damaged areas of the Designated Facilities caused by such work. Prior to the Exterminator commencing any work, Seller will deliver to Buyer a copy of the Exterminator's contract describing the scope of work and also describing the bond/warranty which the Exterminator will provide upon completion of the work at the Designated Projects. Buyer will have five (5) Business Days following its receipt of the submitted form of contract to notify Seller, in writing, of any objections

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      that Buyer has to the form of the contract (including the scope of work and form of the bond/warranty which the Exterminator agrees to deliver upon completion of the required work). If Buyer does not notify Seller of any objections within such five (5) Business Day period, Buyer will be deemed to have approved the form of contract (including the scope of work and form of the bond/warranty to be issued upon completion of the work) and Seller will be authorized to cause the Exterminator to perform the necessary work on each of the Designated Projects in accordance with the form of the submitted contract and scope of work. If Buyer does notify Seller, within such five (5) Business Day period, of any objections to the form of the contract (including the scope of work and form of the bond/warranty that will be issued by the Exterminator upon completion of the work), Seller will use commercially reasonable efforts to work with the Exterminator to obtain a revised contract (including the scope of work and form of the bond/warranty to be issued by the Exterminator upon completion of the work) which meets Buyer's objections. Seller will submit the revised form of the contract (including, if applicable, the revised and scope of work and form of the bond/warranty that will be issued by the Exterminator upon completion of the work) to Buyer. Buyer will have five
      (5) Business Days after delivery by Seller of the revised form of contract in which to notify Seller that it elects to terminate this Agreement because the form of the contract, scope of work and/or bond/warranty is not satisfactory to Buyer. If Buyer does not so notify Seller within such five (5) Business Day period, Buyer will be deemed to have approved the revised form of the contract (including the scope of work and form of the bond/warranty that will be issued by the Exterminator upon completion of the work). Buyer reserves the right to hire a consultant, at Buyer's expense, to observe the work of Exterminator prior to completion. Within two (2) business days' of completion of the work by the Exterminator pursuant to the approved contract and scope of work, Buyer (or its representatives) shall be permitted to review the work and determine, in Buyer's reasonable discretion, that work has been satisfactorily completed and will provide written confirmation to Seller of that approval ("BUYER'S CONFIRMATION"). Upon completion of the work at each Designated Project (whether before or after Closing) and the receipt of Buyer's Confirmation with respect to the work at such Designated Project, Seller will cause to be delivered to Buyer (i) a report from the Exterminator certifying that the damage described in the Termite Report for the applicable Designated Project has been repaired, that there is no active infestation and that any damage to areas of the applicable Designated Project caused by such repair work has been fully repaired, replaced and/or refurbished, and (ii) confirmation that the bond/warranty from the Exterminator in the form required by the approved (or deemed approved) contract in favor of the owner of the applicable Designated Project is in effect (collectively, the "NEW REPORTS"). Upon Buyer's Confirmation and delivery by Seller to Buyer of the New Reports for any Designated Project, Seller's obligations with respect to any termite damage at the applicable Designated Project shall be deemed fulfilled, Seller will have no further obligations or liabilities with respect to any termite damage at the applicable Designated Project and, thereafter, Buyer shall look solely to Exterminator with respect to any future termite damage at the applicable Designated Project or any claim that the previous damage at the applicable Designated Project was not properly done or was incomplete.

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            10.2.3 MAINTENANCE OF PROPERTY. Except to the extent Seller is relieved of such obligations by Article 12 hereof, between the date hereof and the Closing Date Seller shall operate, maintain and keep, or shall cause to be operated, maintained and kept, the Property in a manner consistent with Seller's past practices with respect to the Property and in accordance with applicable Laws. Between the date hereof and the Closing Date, Seller will advise Buyer of any written notice Seller receives after the date hereof from any governmental authority of the violation of any Laws regulating the condition or use of the Property. If any such notice describes a violation of any Laws which can be cured for Twenty-Five Thousand and No/100 Dollars ($25,000.00) or less, on a per Facility basis, Seller shall, at its sole cost and expense, cause such violations to be cured or corrected prior to Closing. If any such notice describes a violation of any Laws which cannot be cured for Twenty-Five Thousand and No/100 Dollars ($25,000.00) or less, on a per Facility basis, Seller will, within ten (10) business days of its receipt of such notice, notify Buyer, in writing, whether or not Seller shall cause such violations to be cured or corrected prior to Closing. If Seller notifies Buyer that it will not cure any such violations (the cure cost for which will exceed Twenty-Five Thousand No/100 Dollars ($25,000.00)) with respect to any Facility, Buyer may notify Seller, within ten (10) business days of its receipt of Seller's notice, that Buyer elects to terminate this Agreement with respect only to the Facility for which Seller has notified Buyer that it will not cure such violations. If Buyer exercises such termination right, the Purchase Price shall be reduced by an amount equal to the Scheduled Value for such Facility. If Buyer does not so notify Seller within such ten (10) business day period, Seller shall have no obligation to cause such violations with respect to that Facility to be cured or corrected prior to Closing and Buyer will be obligated to accept the Facility, at Closing, subject to the applicable violations and without any reduction in the Purchase Price.

            10.2.4 COMMERCIAL LEASES. Without Buyer's prior consent, which consent shall not be unreasonably withheld or delayed, Seller shall not enter into any new Commercial Lease of the Real Property or modify or terminate any existing Commercial Lease.

            10.2.5 EMPLOYEES, COMPENSATION AND INDEMNIFICATION. To the extent permitted by law, Buyer shall have the right to review all employment records and files of, and to interview, employees of Seller or Property Manager employed at the Property ("Employees"). As of the Closing, Seller and/or Property Manager, as applicable, shall terminate its employer-employee relationship with all Employees. Seller and/or Property Manager, as applicable, shall be solely responsible for all compensation and other liabilities with respect to Employees and liabilities and obligations to Employees pursuant to any Employment Contract or any other agreement entered into with any Employees. Buyer shall not be responsible for any such liability or obligations, and Seller shall indemnify and hold harmless Buyer, from and against any such liability or obligations. All compensation, obligations, liabilities and claims (including any under the Fair Labor Standards Act) to or by any Employee of Seller and/or Property Manager, as applicable, arising, occurring or relating to actions, events or circumstances arising or existing prior to the Closing shall be the responsibility of Seller and/or Property Manager, as applicable. Buyer shall not be responsible for any liability or obligations thereof and Seller shall indemnify and hold harmless Buyer from and against the foregoing.

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      Notwithstanding anything to the contrary contained herein, Buyer shall not assume or be liable upon any Employment Contract of Seller and/or Property Manager, as applicable. Seller and/or Property Manager, as applicable, shall be solely responsible for all incentive pay and vacation pay for all Employees, and shall provide all such Employees with the vacation pay they have earned, or the pro rata part of the vacation pay they would have earned upon the anniversary date of their employment, accrued as o the Closing Date.

            10.2.6 LIABILITY INSURANCE. Seller represents, warrants and covenants that it currently maintains general and professional liability insurance with respect to operations on the Property, on an occurrence basis, in the amount of not less than $1,000,000.00 for any occurence, $2,000,000.00 in the aggregate, with blanket coverage of $5,000,000.00, and shall maintain such insurance coverage until Closing.

      10.3  MUTUAL COVENANTS.

            10.3.1 PUBLICITY. Seller and Buyer each hereby covenant and agree that (a) prior to the Closing neither Seller nor Buyer shall issue any Release (as hereinafter defined) with respect to the Transaction without the prior consent of the other, except to the extent required by applicable Law, and (b) after the Closing, any Release issued by either Seller or Buyer shall be subject to the review and approval of both parties (which approval shall not be unreasonably withheld or delayed), except to the extent required by applicable Law. If either Seller or Buyer is required by applicable Law to issue a Release, such party shall, at least two (2) Business Days prior to the issuance of the same, deliver a copy of the proposed Release to the other party for its review. As used herein, the term "Release" shall mean any press release or public statement with respect to the Transaction or this Agreement.

            10.3.2 BROKERS. Seller and Buyer expressly acknowledge that Seller's Broker has acted as the exclusive brokers with respect to the Transaction and with respect to this Agreement. Seller shall pay any brokerage commission due to Seller's Broker in accordance with the separate agreement between Seller and Seller's Broker. Seller agrees to hold Buyer harmless and indemnify Buyer from and against any and all Liabilities (including reasonable attorneys' fees, expenses and disbursements) without regard to any limitation on the liability fo Seller set forth in this Agreement, suffered or incurred by Buyer as a result of any claims by Seller's Broker or any other party claiming to have represented Seller as broker in connection with the Transaction. Buyer agrees to hold Seller harmless and indemnify Seller from and against any and all Liabilities (including reasonable attorneys' fees, expenses and disbursements) suffered or incurred by Seller as a result of any claims by any party claiming to have represented Buyer as broker in connection with the Transaction other than Seller's Broker.

            10.3.3 TAX PROTESTS, TAX REFUNDS AND CREDITS. Seller shall have the right to continue and to control the progress of and to make all decisions with respect to any contest of the real estate taxes and personal property taxes for the Property due and payable during the Closing Tax Year and all prior Tax Years. Buyer shall have the right to control the progress of and to make all decisions with respect to any tax contest of the

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      real estate taxes and personal property taxes for the Property due and payable during all Tax Years subsequent to the Closing Tax Year. All real estate and personal property tax refunds and credits received after Closing with respect to the Property shall be applied in the following order of priority: first, to pay the costs and expenses (including reasonable attorneys' fees, expenses and disbursements) incurred in connection with obtaining such tax refund or credit; second, to pay any amounts due to any past or present tenant of the Property as a result of such tax refund or credit to the extent required pursuant to the terms of the Leases; and third, apportioned between Buyer and Seller as follows:

                  (a) with respect to any refunds or credits attributable to real estate and personal property taxes due and payable during the Closing Tax Year (regardless of the year for which such taxes are assessed), such refunds and credits shall be apportioned between Buyer and Seller in the manner provided in Section 6.3;

                  (b) with respect to any refunds or credits attributable to real estate and personal property taxes due and payable during any period prior to the Closing Tax Year (regardless of the year for which such taxes are assessed), Seller shall be entitled to the entire refunds and credits; and

                  (c) with respect to any refunds or credits attributable to real estate and personal property taxes due and payable during any period after the Closing Tax Year (regardless of the year for which such taxes are assessed), Buyer shall be entitled to the entire refunds and credits.

            10.3.4 SURVIVAL. The provisions of this Section 10.3 shall survive the Closing (and not be merged therein) of this Agreement.

                       ARTICLE 11 - FAILURE OF CONDITIONS

      11.1 TO SELLER'S OBLIGATIONS. IF, ON OR BEFORE THE CLOSING DATE, (I) BUYER IS IN DEFAULT OF ANY OF ITS OBLIGATIONS HEREUNDER, OR (II) ANY OF BUYER'S MATERIAL REPRESENTATIONS OR WARRANTIES ARE UNTRUE IN ANY MATERIAL RESPECT, OR
(III) THE CLOSING OTHERWISE FAILS TO OCCUR BY REASON OF BUYER'S FAILURE OR REFUSAL TO PERFORM ITS OBLIGATIONS HEREUNDER IN A PROMPT AND TIMELY MANNER, AND SUCH CIRCUMSTANCE IN (I), (II) OR (III) CONTINUES FOR FIVE (5) DAYS AFTER WRITTEN NOTICE FROM SELLER TO BUYER, WHICH WRITTEN NOTICE SHALL DETAIL SUCH DEFAULT, UNTRUTH OR FAILURE, AS APPLICABLE, THEN SELLER SHALL HAVE THE RIGHT, TO ELECT, AS ITS SOLE AND EXCLUSIVE REMEDY, TO (A) TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO BUYER; OR (B) WAIVE THE CONDITION AND PROCEED TO CLOSE THE TRANSACTION IF THIS AGREEMENT IS SO TERMINATED, THEN SELLER SHALL BE ENTITLED TO THE DEPOSIT AS LIQUIDATED DAMAGES, AND THEREAFTER NEITHER PARTY TO THIS AGREEMENT SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER OTHER THAN ANY ARISING UNDER ANY SECTION HEREIN WHICH EXPRESSLY PROVIDES THAT IT SURVIVES THE TERMINATION OF THIS AGREEMENT. THE

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SELLER'S ACTUAL DAMAGES IN THE EVENT OF A DEFAULT BY BUYER WOULD BE EXTREMELY
DIFFICULT OR IMPRACTICABLE TO ASCERTAIN AND THE AMOUNT OF THE DEPOSIT PLUS ANY INTEREST ACCRUED THEREON REPRESENTS THE PARTIES' REASONABLE ESTIMATE OF SUCH DAMAGES. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION 11.1, SELLER AND BUYER AGREE THAT THIS LIQUIDATED DAMAGES PROVISION IS NOT INTENDED AND SHOULD NOT BE DEEMED OR CONSTRUED TO LIMIT IN ANY WAY BUYER'S INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT.
        /s/  JMD
      ____________________                        /s/ WBD
      Seller's Initials                           ------------------------
                                                  Buyer's Initials

      11.2 TO BUYER'S OBLIGATIONS. If, at the Closing, (i) Seller is in default of any of its obligations hereunder, or (ii) any of Seller's material representations or warranties are untrue in any material respect, or (iii) the Closing otherwise fails to occur by reason of Seller's failure or refusal to perform its obligations hereunder in a prompt and timely manner, and such circumstance in (i), (ii) or (iii) continues for five (5) days after written notice from Buyer to Seller, which written notice shall detail such default, untruth or failure, as applicable, Buyer shall have the right, to elect, as its sole and exclusive remedy, to (a) terminate this Agreement by written notice to Seller, promptly after which any Deposit shall be returned to Buyer and Seller shall reimburse Buyer for all third party costs and expenses incurred by Buyer in connection with this Transaction (but not in excess of One Million and No/100 Dollars ($1,000,000.00)), or (b) waive the condition and proceed to close the Transaction, or (c) seek specific performance of this Agreement by Seller. As a condition precedent to Buyer exercising any right it may have to bring an action for specific performance hereunder, Buyer must commence such an action within one hundred eighty (180) days after Buyer has knowledge the occurrence of Seller's default. Buyer agrees that its failure to timely commence such an action for specific performance within such one hundred eighty (180) day period shall be deemed a waiver by it of its right to commence an action for specific performance as well as a waiver by it of any right it may have to file or record a notice of lis pendens or notice of pendency of action or similar notice against any portion of the Property.

                       ARTICLE 12 - CONDEMNATION/CASUALTY

      12.1 RIGHT TO TERMINATE. If, after the date hereof, (a) any Facility or portion thereof is taken by condemnation or eminent domain (or is the subject of a pending taking which has not yet been consummated), or (b) any Facility or portion thereof is damaged or destroyed (excluding routine wear and tear), Seller shall notify Buyer in writing of such fact promptly after obtaining knowledge thereof. If the Facility is the subject of a Major Casualty/Condemnation that occurs after the date hereof, Buyer shall have the right to terminate this Agreement with respect to such Facility (but not with respect to any other portion of the Property), in which case

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the Purchase Price shall be reduced by an amount equal to the Scheduled Value of such Facility by giving written notice to Seller no later than ten (10) Business Days after the giving of Seller's notice, and the Closing Date shall be extended, if necessary, to provide sufficient time for Buyer to make such election. The failure by Buyer to so elect in writing to terminate this Agreement with respect to such Facility within such ten (10) Business Day period shall be deemed an election not to terminate this Agreement with respect to such Facility.

      12.2 ALLOCATION OF PROCEEDS AND AWARDS. If a condemnation or casualty occurs after the date hereof and this Agreement with respect to such Facility is not terminated as permitted pursuant to the terms of Section 12.1, then this Agreement shall remain in full force and effect, Buyer shall acquire the Facility and other Property upon the terms and conditions set forth herein and at the Closing:

            (a) if the awards or proceeds, as the case may be, have been paid to Seller prior to Closing, Buyer shall receive a credit at Closing equal to (i) the amount of any such award or proceeds on account of such condemnation or casualty, plus (ii) if a casualty has occurred and such casualty is an insured casualty, an amount equal to Seller's deductible with respect to such casualty, less (iii) an amount equal to the Seller-Allocated Amounts; and

            (b) to the extent that such award or proceeds have not been paid to Seller prior to Closing, (i) if a casualty has occurred and such casualty is an insured casualty, Buyer shall receive a credit at Closing equal to Seller's deductible with respect to such casualty, less an amount equal to the Seller-Allocated Amounts, and (ii) Seller shall assign to Buyer at the Closing (without recourse to Seller) the rights of Seller to, and Buyer shall be entitled to receive and retain, such awards or proceeds; provided, however, that within one (1) Business Day after receipt of such awards or proceeds, Buyer shall pay to Seller an amount equal to the Seller-Allocated Amounts not previously paid to Seller.

      12.3 INSURANCE. Seller shall maintain the property insurance coverage currently in effect for the Property, or comparable coverage, through the Closing Date. Seller will provide Buyer copies of its insurance certificates as part of the Due Diligence Materials.

      12.4 WAIVER. The provisions of this Article 12 supersede the provisions of any applicable Laws with respect to the subject matter of this Article 12.

                               ARTICLE 13 - ESCROW

The Deposit and any other sums (including, without limitation, any interest earned thereon) which the parties agree shall be held in escrow (herein collectively called the "Escrow Deposits"), shall be held by the Escrow Agent, in trust, and disposed of only in accordance with the following provisions:

      13.1 DEPOSIT. The Escrow Agent shall invest the Escrow Deposits in government insured interest-bearing instruments reasonably satisfactory to both Buyer and Seller, and shall promptly provide Buyer and Seller with confirmation of the investments made.

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      13.2  DELIVERY. If the Closing occurs, the Escrow Agent shall deliver the
Escrow Deposits to, or upon the instructions of, Seller on the Closing Date.

      13.3 FAILURE OF CLOSING. If for any reason the Closing does not occur, the Escrow Agent shall deliver the Escrow Deposits to Seller or Buyer only upon receipt of a written demand therefor from such party, subject to the following provisions of this Section 13.3. If for any reason the Closing does not occur and either party makes a written demand upon the Escrow Agent for payment of the Escrow Deposits, the Escrow Agent shall give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection from the other party to the proposed payment within ten (10) days after the giving of such notice, the Escrow Agent is hereby authorized to make such payment. If the Escrow Agent does receive such written objection within such period, the Escrow Agent shall continue to hold such amount until otherwise directed by written instructions signed by Seller and Buyer or a final judgment of a court.

      13.4 STAKEHOLDER. The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any Liabilities (including reasonable attorneys' fees, expenses and disbursements) incurred by Seller or Buyer resulting from the Escrow Agent's mistake of Law respecting the Escrow Agent's scope or nature of its duties. Seller and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all Liabilities (including reasonable attorneys' fees, expenses and disbursements) incurred in connection with the performance of the Escrow Agent's duties hereunder, except with respect to actions or omissions taken or made by the Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Agent.

      13.5 TAXES. Seller shall pay any income taxes on any interest earned on the Escrow Deposit, except to the extent that the Closing does not occur and such interest is paid over to Buyer pursuant to Section 13.3, in which case Buyer shall pay any income taxes on such interest. Seller represents and warrants to the Escrow Agent that its taxpayer identification number is as set forth in Section 15.2(c) Buyer represents and warrants to the Escrow Agent that its taxpayer identification number is 36-4275471.

      13.6 EXECUTION BY ESCROW AGENT. The Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that the Escrow Agent has received and shall hold the Escrow Deposits, in escrow, and shall disburse the Escrow Deposits pursuant to the provisions of this Article 13.

                           ARTICLE 14 - LEASE EXPENSES

      14.1 APARTMENT LEASING. Except as otherwise provided herein, between the date hereof and the Closing Date, Seller shall not change its current leasing or management practices without the prior written approval of Buyer, which approval shall not be unreasonably withheld

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or delayed. Seller shall provide Buyer with information outlining any such proposed changes to such leasing or management practices, and Buyer shall have five (5) Business Days to provide written approval or disapproval of such proposed changes; provided, however, that failure of Buyer to respond within such five (5) Business Day period shall be deemed to constitute approval of such proposed changes. Between the date hereof and the Closing Date, Seller will cause vacant apartment units at the Property to be "made ready" for reletting and occupancy in accordance with Seller's current standards and timetable for turning units over. It is not the intention of Seller to have all of the vacant units "made ready" as of the Closing Date, but only those units that would have been "made ready" in the ordinary course of business.

      14.2 LEASE ENFORCEMENT. Seller shall have the right, but not the obligation (except to the extent that Seller's failure to act shall constitute a waiver of such rights or remedies), to enforce the rights and remedies of the landlord under any Lease, by summary proceedings or otherwise (including, without limitation, the right to remove any tenant), and to apply all or any portion of any security deposits then held by Seller toward any loss or damage incurred by Seller by reason of any defaults by tenants, and the exercise of any such rights or remedies shall not affect the obligations of Buyer under this Agreement in any manner or entitle Buyer to a reduction in, or credit or allowance against, the Purchase Price or give rise to any other claim on the part of Buyer; provided, however, prior to exercising any right to terminate a Commercial Lease or the tenant's right of possession thereunder, Seller shall first obtain Buyer's prior written consent thereto, which consent shall not be unreasonably withheld or delayed.

                           ARTICLE 15 - MISCELLANEOUS

      15.1 BUYER'S ASSIGNMENT. Buyer shall have the right to cause Seller to convey the Property to an affiliate of Buyer which is wholly owned by Buyer or wholly owned by the owners of Buyer, or to an affiliate which is owned, in part, by Buyer and which is controlled by Buyer as to property operating and management issues, and which assignee shall be designated in writing by Buyer by the delivery to Seller of a written assignment of this Agreement pursuant to which Buyer's obligations hereunder are expressly assumed by such assignee and by delivery to Seller of evidence reasonably satisfactory to Seller of the valid legal existence of Buyer's assignee, its qualification (if necessary) to do business in the jurisdiction in which the Property is located and of the authority of Buyer's assignee to execute and deliver any and all documents required of Buyer under the terms of this Agreement, which items shall be received by Seller not less than three (3) Business Days prior to the Closing Date; notwithstanding the foregoing, the exercise of such right by Buyer shall not relieve Buyer of any of its obligations and liabilities hereunder including obligations and liabilities which survive the Closing or the termination of this Agreement, nor shall any such assignment alter, impair or relieve such assignee from the waivers, acknowledgements and agreements of Buyer set forth herein, including, but not limited to, those set forth in Article 5, Article 9 and
Article 10 hereof, all of which are binding upon the assignee of Buyer. Except as expressly provided to the contrary by the immediately preceding sentence, Buyer shall not assign this Agreement or its rights hereunder to any individual or entity without the prior written consent of Seller, which consent Seller may grant or withhold in its sole and absolute discretion, and any such assignment shall be null and void ab initio. In the event of any permitted assignment by Buyer, any assignee shall assume any and all obligations and

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liabilities of Buyer under this Agreement but, notwithstanding such assumption,
Buyer shall continue to be liable hereunder.

      15.2 DESIGNATION AGREEMENT. Section 6045(e) of the United States Internal Revenue Code and the regulations promulgated thereunder (herein collectively called the "Reporting Requirements") require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished to Seller, in connection with the Transaction. Escrow Agent is either (i) the person responsible for closing the Transaction (as described in the Reporting Requirements) or (ii) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transaction (as described in the Reporting Requirements). Accordingly:

            (a) Escrow Agent is hereby designated as the "Reporting Person" (as defined in the Reporting Requirements) for the Transaction. Escrow Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the Transaction.

            (b) Seller and Buyer shall furnish to Escrow Agent, in a timely manner, any information requested by Escrow Agent and necessary for Escrow Agent to perform its duties as Reporting Person for the Transaction.

            (c) Escrow Agent hereby requests Seller to furnish to Escrow Agent Seller's correct taxpayer identification number. Seller acknowledges that any failure by Seller to provide Escrow Agent with Seller's correct taxpayer identification number may subject Seller to civil or criminal penalties imposed by Law. Accordingly, Seller hereby certifies to Escrow Agent, under penalties of perjury, that Seller's correct taxpayer identification numbers are as follows: (i) SHP Paulin Creek, LLC, 94-3341554, (ii) SHP Oak Tree Villa, LLC, 77-0524027, (iii) SHP Mirage Inn, LLC, 33-0879013, (iv) SHP Lexington, LLC, 77-0525962, (v) SHP Inn at the Park, LLC, 33-0879017, (vi) SHP Nohl Ranch, LLC, 33-0879012, (vii) SHP Pacific Inn, LLC, 33-0879009, (viii) SHP Gables, LLC, 95-4767787, and (ix) SHP Ocean House, LLC, 95-4767782.

            (d) Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which Closing occurs.

      15.3 SURVIVAL/MERGER. Except for the provisions of this Agreement which are explicitly stated to survive the Closing, (a) none of the terms of this Agreement shall survive the Closing, and (b) the delivery of the Conveyance Instrument and any other documents and instruments by Seller and the acceptance thereof by Buyer shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Buyer and Seller to be performed hereunder.

      15.4 INTEGRATION; WAIVER. This Agreement, together with the Exhibits hereto, embodies and constitutes the entire understanding between the parties with respect to the Transaction and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may

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be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument. No waiver by either party hereto of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

      15.5 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the Law of the State in which the Property is located.

      15.6 CAPTIONS NOT BINDING; EXHIBITS. The captions in this Agreement are inserted for reference only and in no way define, describe or limit the scope or intent of this Agreement or of any of the provisions hereof. All Exhibits attached hereto shall be incorporated by reference as if set out herein in full.

      15.7 BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      15.8 SEVERABILITY. If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by Law.

      15.9 NOTICES. Any notice, request, demand, consent, approval and other communications under this Agreement shall be in writing, and shall be deemed duly given or made at the time and on the date when received by facsimile (provided that the sender of such communication shall orally confirm receipt thereof by the appropriate parties and send a copy of such communication to the appropriate parties within one (1) Business Day of such facsimile) or when personally delivered as shown on a receipt therefor (which shall include delivery by a nationally recognized overnight delivery service such as Federal Express, UPS Next Day Air, Purolator Courier or Airborne Express), to the address for each party set forth below. Any party, by written notice to the other in the manner herein provided, may designate an address different from that set forth below.

IF TO BUYER:                   FIT REN LLC
                               c/o Fortress Investment Group LLC
                               1251 Avenue of the Americas
                               16th Floor
                               New York, New York  10020
                               Attention:  William B. Doniger
                               Telecopy No.:  212-798-6070

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      WITH A COPY TO:          Brookdale Living Communities, Inc.
                               330 N. Wabash Avenue, 14th Floor
                               Chicago, Illinois  60611
                               Attention: R. Stanley Young and Deborah Paskin Telephone No.: 312-977-3673
                               Telecopy No.:    866-309-2654

      WITH A COPY TO:          Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                               New York, New York 10036-6522
                               Attention:  David L. Nagler, Esq.
                               Telecopy No.:  917-777-2369

IF TO SELLER:                  SHP Pacific Inn, LLC
                               SHP Nohl Ranch, LLC
                               SHP Gables, LLC
                               SHP Oak Tree Villa, LLC
                               SHP Lexington, LLC
                               SHP Inn at the Park, LLC
                               SHP Paulin Creek, LLC;
                               SHP Mirage Inn, LLC
                               SHP Ocean House, LLC,
                               c/o Prudential Real Estate Investors
                               Two Ravinia Drive, Suite 400
                               Atlanta, Georgia  30346
                               Attention:  John W. Dark
                               Telephone No.:  770.395.8635
                               Telecopy No.:  770.399.5363

      WITH A COPY TO:          The Prudential Insurance Company of America
                               c/o PREI Law Department
                               Arbor Circle South
                               8 Campus Drive
                               Parsippany, New Jersey  07054
                               Attention:  Law Department (Gregory Radke)
                               Telephone No.:  973.734.1420
                               Telecopy No.:  973.683.1788

      WITH A COPY TO:          Alston & Bird LLP
                               1201 West Peachtree Street
                               Atlanta, Georgia  30309-3424
                               Attention:  Mark C. Rusche
                               Telephone No.:  404.881.7281
                               Telecopy No.:  404.881.7777

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      15.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

      15.11 NO RECORDATION. Seller and Buyer each agrees that neither this Agreement nor any memorandum or notice hereof shall be recorded and Buyer agrees
(a) not to file any notice of pendency or other instrument (other than a judgment) against the Property or any portion thereof in connection herewith and
(b) to indemnify Seller against all Liabilities (including reasonable attorneys' fees, expenses and disbursements) incurred by Seller by reason of the filing by Buyer of such notice of pendency or other instrument. Notwithstanding the foregoing, if the same is permitted pursuant to applicable Laws, Buyer shall be entitled to record a notice of lis pendens if Buyer is entitled to seek (and is actually seeking) specific performance of this Agreement by Seller in accordance with the terms of Section 11.2 hereof.

      15.12 ADDITIONAL AGREEMENTS; FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall execute and deliver such documents as the other party shall reasonably request in order to consummate and make effective the Transaction; provided, however, that the execution and delivery of such documents by such party shall not result in any additional liability or cost to such party.

      15.13 CONSTRUCTION. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendment hereof or Exhibit hereto.

      15.14 ERISA. Buyer acknowledges and agrees that it is dealing solely with Seller in connection with the Transaction and that it is not dealing with Prudential Securities Incorporated, or any other entity affiliated with Seller (hereinafter "a Prudential affiliate") in connection with any aspect of the Transaction. Buyer, subsequent to the date hereof, shall not deal with any Prudential affiliate in connection with any aspect of the Transaction without Seller's consent, which may be given or withheld for any reason or no reason. In addition, to satisfy compliance with ERISA, Buyer represents and warrants to Seller (as used in this Section, Seller shall be deemed to mean "Seller and Prudential") that:

            (a) Buyer is not an employee pension benefit plan subject to the provisions of Title IV of ERISA or subject to the minimum funding standards under Part 3, Subtitle B, Title I of ERISA or Section 412 of the Internal Revenue Code or Section 302 of ERISA, and none of its assets constitutes or will constitute assets of any such employee benefit plan subject to Part 4, Subtitle B, Title I of ERISA.

            (b)   Buyer is not a "governmental plan" within the meaning of
      Section 3(32) of ERISA and the funds used by Buyer to acquire the Property are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

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            (c)   Neither Buyer nor any of its affiliates (within the meaning of
      Part V(c) of PTE 84-14 has, or during the immediately preceding year has exercised, the authority to appoint or terminate Prudential as investment manager of any assets of the employee benefit plans whose assets are held by Prudential or to negotiate the terms of any management agreement with Seller on behalf of any such plan.

            (d) The terms of the Transaction have been negotiated and determined at arm's length, as such terms would be negotiated and determined by unrelated parties.

Buyer hereby agrees to execute such documents or provide such information as Seller (or Prudential, if Seller is not Prudential) may require in connection with the Transaction or to otherwise assure Seller (or Prudential, if Seller is not Prudential) that: (i) the Transaction is not a prohibited transaction under ERISA or any applicable similar prohibition under state Law, (ii) that the Transaction is otherwise in full compliance with ERISA and such applicable similar state Laws, and (iii) that Seller (and Prudential, if Seller is not Prudential) is not in violation of ERISA or any applicable similar state Laws by compliance with this Agreement and by closing the Transaction. Seller shall not be obligated to consummate the Transaction unless and until the Transaction complies with ERISA and applicable similar state Laws and Seller (and Prudential, if Seller is not Prudential) is satisfied that the Transaction complies in all respects with ERISA and any applicable similar state Laws. The obligations of Buyer under this Section shall survive the Closing and shall not be merged therein. Notwithstanding any provision in this Agreement to the contrary, the representations, warranties, covenants and agreements set forth in this Section 15.14 are intended to inure to the benefit of both Seller and Prudential and Prudential shall be entitled to rely hereon and enforce the provisions hereof.

      15.15 INDEMNITY.

            15.15.1 SELLER'S INDEMNITY. Seller shall indemnify, defend (with Buyer having the right to retain counsel for the purpose of participating in such defense, at its sole cost and expense) and hold harmless Buyer, its successors, assigns, members, lenders, directors, officers, agents and representatives (collectively, "Buyer's Group") against and with respect to any and all losses, claims, suits, damages, costs, expenses and fees (including reasonable attorneys' fees), demands, judgments and liabilities of whatsoever nature or kind (including, but not limited to, any litigation and court costs, amounts paid in settlement by or with the approval of the Seller and amounts paid to discharge judgments) suffered or incurred by Buyer or any other member of Buyer's Group (collectively, "Buyer's Losses") resulting from or arising out of:

            (i) any inaccuracy in or breach of any of Seller's Warranties not discovered by Buyer until after Closing, provided that the aggregate amount of Buyer's Losses is in excess of One Hundred Thousand and No/100 Dollars ($100,000.00), in which case Seller shall indemnify Buyer Group for all Buyer's Losses, including such losses below the One Hundred Thousand and No/100 Dollars ($100,000.00) threshold; and provided further that Seller's liability under this Section 15.15.1(i), in the aggregate, shall not exceed Ten Million and No/100 Dollars ($10,000,000.00), with

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                  respect to any claims made by Buyer on or before the earlier to occur of one hundred eighty (180) days after the Closing Date or December 31, 2005, and shall not exceed Three Million and No/100 Dollars ($3,000,000.00) with respect to any claims made by Buyer after the earlier of such dates and or before the end of the two hundred seventy (270) day survival period described in Section 15.15.3 below.

            (ii) any claim with respect to any personal injury or death to a resident resulting from, or allegedly resulting from, the act or omission of Seller, Property Manager or any of the Employees prior to the Closing Date; provided, however, that Seller's liability under this Section 15.15.1(ii), in the aggregate, shall not exceed Five Million and No/100 Dollars ($5,000,000.00); and provided, further, however, that if Seller's insurance carrier pays damages, attorneys fees and court costs with respect to any matter covered by the indemnity set forth herein, Seller's aggregate liability obligation set forth in the preceding clause shall be reduced on a dollar-for-dollar basis for all amounts so paid by Seller's insurance carrier; and provided, further, however, regardless of any limitation on Seller's liability in connection with Seller's indemnification obligations under this Section 15.15.1(ii), in no event shall Buyer be deemed to have assumed any responsibility or liability for any claim made with respect to any personal injury or death to a resident resulting from or allegedly resulting from the act or omission of Seller, Property Manager or any of the Employees prior to the Closing Date.

            15.15.2 BUYER'S INDEMNITY. Buyer shall indemnify, defend (with Seller having the right to retain counsel for the purpose of participating in such defense, at its sole cost and expense), and hold harmless Seller, its successors, assigns, partners, lenders, directors, officers, employees, agents and representatives (collectively, the "Seller's Group") against and with respect to any and all losses, claims, suits, damages, costs, expenses and fees (including reasonable attorneys fees), demands, judgments and liabilities of whatsoever nature or kind (including, but not limited to, any litigation and court costs, amounts paid in settlement by or with the approval of the Buyer and amounts paid to discharge judgments) suffered or incurred by Seller or any other member of the Seller's Group (collectively, "Seller's Losses") resulting from or arising out of:

            (i) any inaccuracy in or breach of any representation, warranty or covenant of Buyer, and not discovered by Seller until after Closing, provided that the aggregate amount of Seller's Losses is in excess of One Hundred Thousand and No/100 Dollars ($100,000.00), in which case Buyer shall indemnify the Seller Group for all Seller's Losses, including such losses below the One Hundred Thousand and No/100 Dollars ($100,000.00) threshold; and provided further that Buyer's liability under this Section 15.15.2(i) shall not exceed Ten Million and No/100 Dollars ($10,000,000.00), with respect to any claims made by Seller on or before the earlier to occur of one hundred eighty (180) days after the Closing

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                  Date or December 31, 2005, and shall not exceed Three Million and No/100 Dollars ($3,000,000.00) with respect to any claims made by Seller after the earlier of such dates and or before the end of the two hundred seventy (270) day survival period described in Section 15.15.3 below.

            (ii) any claim arising out of any event, act or omission that occurs on the Property from and after the Closing Date or arises out of Buyer's ownership, operation, maintenance or repair of the Property from and after the Closing Date; provided, however, that Buyer's liability under this Section 15.15.2(ii) shall not exceed Five Million and No/100 Dollars ($5,000,000.00) in the aggregate.

            15.15.3 SURVIVAL; NOTICE OF CLAIMS. Any claim made under this
      Section 15.15 must be made on or before two hundred seventy (270) days after the Closing Date or such claim shall expire and be of no further force or effect. Seller and Buyer, as applicable, shall, during such two hundred seventy (270) day period, promptly notify the other in the event any claim is made against Seller or Buyer as to which the other party has agreed to indemnify and the indemnitor shall thereupon undertake to defend and hold the indemnitee harmless therefrom.

      15.16 TIME OF THE ESSENCE. Time is of the essence with respect to this Agreement.

      15.17 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY PROCEEDINGS BROUGHT BY THE OTHER PARTY IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE TRANSACTION, THIS AGREEMENT, THE PROPERTY OR THE RELATIONSHIP OF BUYER AND SELLER HEREUNDER. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING (AND NOT BE MERGED THEREIN) OR ANY EARLIER TERMINATION OF THIS AGREEMENT.

      15.18 FACSIMILE SIGNATURES. Signatures to this Agreement transmitted by telecopy shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Agreement with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied signature and shall accept the telecopied signature of the other party to this Agreement.

      15.19 JURISDICTION. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THE TRANSACTION, THIS AGREEMENT, THE PROPERTY OR THE RELATIONSHIP OF BUYER AND SELLER HEREUNDER ("PROCEEDINGS") EACH PARTY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COUNTY OF NEW CASTLE, STATE OF DELAWARE AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND
(B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDINGS BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT

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FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS,
THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING (AND NOT BE MERGED THEREIN) OR ANY EARLIER TERMINATION OF THIS AGREEMENT.

      15.20 WAIVER; RELEASE. BUYER WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

      15.21 NATURAL HAZARD DISCLOSURES. As used herein, the term "Natural Hazard Area" shall mean those areas identified as natural hazard areas or natural hazards in California Government Code Sections 8589.3, 8589.4 and 51183.5, and California Public Resources Code Section 2621.9, 2694 and 4136, and any successor statutes or laws (collectively, the "Act"). Within ten (10) days of the date of this Agreement, Seller shall provide Buyer with a Natural Hazard Disclosure Statement (the "Disclosure Statements") in a form required by the Act for each Facility. Buyer acknowledges that Seller retained the services of LGS Reports, Inc. to examine the maps and other information made available to the public by government agencies for the purpose of enabling Seller to fulfill its disclosure obligations with respect to the Act and to prepare the written report of the results of its examination (the "Reports"). Provided Seller delivers the Disclosure Statements to Buyer within such ten (10) day period, Buyer acknowledges that the Reports will fully and completely discharge Seller from its disclosure obligations under the Act. Buyer acknowledges and agrees that nothing contained in the Disclosure Statements will release Buyer from its obligation to fully investigate and satisfy itself with the condition of the Property during the Due Diligence Period, including, without limitation, whether any Facility is located in any Natural Hazard Area. Buyer further acknowledges and agrees that the matters set forth in the Disclosure Statements or Reports may change on or prior to the Closing and that Seller has no obligation to update, modify or supplement the Disclosure Statements or Reports. Buyer is solely responsible for preparing and delivering its own Disclosure Statements to subsequent prospective purchasers of the Property.

      15.22 PURCHASE PRICE ALLOCATION. The Purchase price shall be allocated among the Property in accordance with Section 1060 of the Internal Revenue Code and the regulations thereunder, as provided in Schedule 1(b) or as reasonably agreed upon by Seller and Buyer prior to the Closing. Such allocation shall be binding on Buyer and Seller.

      15.23 ASSISTANCE WITH FINANCIAL STATEMENTS. Upon not less than five (5) days prior notice from Buyer to Seller, Seller hereby agrees to provide Buyer's auditors, at Buyer's sole cost and expense, sufficient access to information and personnel to obtain all of the information they require to prepare audited financial statements of the Property for fiscal years 2002, 2003 and 2004 and comparative unaudited interim financial statements through closing. Sellers also agree to cause an executive officer of Sellers and/or Property Manager with knowledge concerning the financials affairs of the Property to execute and deliver a representation letter (the

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"Representation Letter") to Buyer's auditors with respect to all financial information delivered to Buyer and its auditors, in a form and substance substantially similar to what would have been executed and delivered to their auditors had the Sellers been preparing audited financial statements for such time periods with respect to the Property.

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IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed on its behalf on the day and year first above written.

                                SELLER:

                                SHP PACIFIC INN, LLC, a Delaware limited liability company

                                By: Senior Housing Partners I, L.P., a Delaware
                                    limited partnership, as the sole Managing
                                    Member thereof

                                    By: Senior Housing Partners I, L.L.C., a
                                        Delaware limited liability company, its
                                        general partner

                                        By: The Prudential Insurance Company of
                                            America, a New Jersey corporation,
                                            its Managing Member

                                            By: /s/ John W. Dark
                                                -----------------------------
                                               Name: John W. Dark
                                               Title: Vice President

                                SHP NOHL RANCH, LLC, a Delaware limited
                                liability company

                                By: Senior Housing Partners I, L.P., a Delaware
                                    limited partnership, as the sole Managing
                                    Member thereof

                                    By: Senior Housing Partners I, L.L.C., a
                                        Delaware limited liability company, its
                                        general partner

                                        By: The Prudential Insurance Company of
                                            America, a New Jersey corporation,
                                            its Managing Member

                                            By: /s/ John W. Dark
                                                -----------------------------
                                                 Name: John W. Dark
                                                 Title: Vice President

                    [SIGNATURES CONTINUED ON FOLLOWING PAGES]

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

                                SHP GABLES, LLC, a Delaware limited liability company

                                By: Senior Housing Partners I, L.P., a Delaware
                                    limited partnership, as the sole Managing
                                    Member thereof

                                    By: Senior Housing Partners I, L.L.C., a
                                        Delaware limited liability company, its
                                        general partner

                                        By: The Prudential Insurance Company of
                                            America, a New Jersey corporation,
                                            its Managing Member

                                            By: /s/ John W. Dark
                                                -----------------------------
                                                Name: John W. Dark
                                                Title: Vice President

                                SHP OAK TREE VILLA, LLC, a Delaware limited liability company

                                By: Senior Housing Partners I, L.P., a Delaware
                                    limited partnership, as the sole Managing
                                    Member thereof

                                    By: Senior Housing Partners I, LLC., a
                                        Delaware limited liability company, its
                                        general partner

                                        By: The Prudential Insurance Company of
                                            America, a New Jersey corporation,
                                            its Managing Member

                                            By: /s/ John W. Dark
                                                -----------------------------
                                                Name: John W. Dark
                                                Title: Vice President

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

                                SHP LEXINGTON, LLC, a Delaware limited liability company

                                By: Senior Housing Partners I, L.P., a Delaware
                                    limited partnership, as the sole Managing
                                    Member thereof

                                    By: Senior Housing Partners I, L.L.C., a
                                        Delaware limited liability company, its
                                        general partner

                                        By: The Prudential Insurance Company of
                                            America, a New Jersey corporation,
                                            its Managing Member

                                            By: /s/ John W. Dark
                                                -----------------------------
                                                Name: John W. Dark
                                                Title: Vice President

                                SHP INN AT THE PARK, LLC, a Delaware limited liability company

                                By: Senior Housing Partners I, L.P., a Delaware
                                    limited partnership, as the sole Managing
                                    Member thereof

                                    By: Senior Housing Partners I, L.L.C., a
                                        Delaware limited liability company, its
                                        general partner

                                        By: The Prudential Insurance Company of
                                            America, a New Jersey corporation,
                                            its Managing Member

                                            By: /s/ John W. Dark
                                                -----------------------------
                                                Name: John W. Dark
                                                Title: Vice President

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                                SHP PAULIN CREEK, LLC, a Delaware limited
                                liability company

                                By: SHP Paulin Creek Manager, LLC, a Delaware
                                    limited liability company, its managing
                                    member

                                    By: Senior Housing Partners I, L.P., a
                                        Delaware limited partnership, as the
                                        sole Managing Member thereof

                                        By: Senior Housing Partners I, LLC, a
                                            Delaware limited liability company,
                                            its general partner

                                            By: The Prudential Insurance Company
                                                of America, a New Jersey
                                                corporation, its Managing Member

                                                By: /s/ John W. Dark
                                                    ----------------------------
                                                    Name: John W. Dark
                                                    Title: Vice President

                                SHP MIRAGE INN, LLC, a Delaware limited
                                liability company

                                By: Senior Housing Partners I, L.P., a Delaware
                                    limited partnership, as the sole Managing
                                    Member thereof

                                    By: Senior Housing Partners I, L.L.C., a
                                        Delaware limited liability company, its
                                        general partner

                                        By: The Prudential Insurance Company of
                                            America, a New Jersey corporation,
                                            its Managing Member

                                            By: /s/ John W. Dark
                                                ----------------------------
                                                Name: John W. Dark
                                                Title: Vice President

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                                SHP OCEAN HOUSE, LLC, a Delaware limited
                                liability company

                                By: Senior Housing Partners I, L.P., a Delaware
                                    limited partnership, as the sole Managing
                                    Member thereof

                                    By: Senior Housing Partners I, L.L.C., a
                                        Delaware limited liability company, its
                                        general partner

                                        By: The Prudential Insurance Company of
                                            America, a New Jersey corporation,
                                            its Managing Member

                                            By: /s/ John W. Dark
                                                ----------------------------
                                                Name: John W. Dark
                                                Title: Vice President

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                                BUYER:

                                FIT REN LLC, a Delaware limited liability company

                                By: /s/ Randal A. Nardone
                                   ---------------------------------------------
                                   Name: Randal A. Nardone
                                        ----------------------------------------
                                   Title: COO & Secretary
                                         ---------------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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                                     - 6 -

The undersigned has executed this Agreement solely for the purpose of guaranteeing the obligations of Seller under Section 9.3.4 and Section 15.15 of this Agreement. Seller shall not otherwise have any liability whatsoever with respect to Seller's duties, obligations or liabilities under this Agreement. The undersigned hereby covenants and agrees to maintain a net worth, determined in accordance with generally accepted accounting principles, of at least Ten Million and No/100 Dollars ($10,000,000.00), until the earlier to occur of one hundred eighty (180) days following the Closing Date or December 31, 2005, and, thereafter, until the date which is two hundred seventy (270) days following the Closing Date, the undersigned shall maintain a net worth, determined in accordance with generally accepted accounting principles, of Three Million and No/100 Dollars ($3,000,000.00).

                                Senior Housing Partners I, L.P., a Delaware limited partnership

                                By: Senior Housing Partners I, L.L.C., a
                                    Delaware limited liability company, its
                                    general partner

                                    By: The Prudential Insurance Company of
                                        America, a New Jersey corporation, its
                                        Managing Member

                                       By: /s/ John W. Dark
                                           ----------------------------
                                           Name: John W. Dark
                                           Title: Vice President

                    [SIGNATURES CONTINUED ON FOLLOWING PAGES]

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The undersigned has executed this Agreement solely to confirm its agreement to
(i) hold the Escrow Deposits in escrow in accordance with the provisions hereof and (ii) comply with the provisions of Article 13 and Section 15.2.

                                ESCROW AGENT:

                                FIDELITY NATIONAL TITLE INSURANCE COMPANY

                                By: /s/ Patty Beverly
                                   _____________________________________________
                                   Name: Patty Beverly
                                        ________________________________________
                                   Title: VP
                                         _______________________________________

                                Date:  March 22   , 2005
                                     _____________
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                                    EXHIBIT A
                        (TO PURCHASE AND SALE AGREEMENT)

                                LEGAL DESCRIPTION

10 Marquette, Orange County, Irvine, California - Inn at the Park (Page 2)

380 South Anaheim Hills Road, Orange County, Anaheim Hills, California - Nohl Ranch (Page 3)

72750 Country Club Drive, Riverside County, Rancho Mirage, California - Mirage (Pages 4-6)

5481 West Torrance Boulevard, Los Angeles County, Torrance, California - Pacific Inn (Pages 7-8)

201 East Foothill Boulevard, Los Angeles County, Monrovia, California - Gables (Page 9)

5440 Ralston Street, Ventura County, Ventura, California - Lexington (Page 10)

100 Lockwood Lane, Santa Cruz County, Scotts Valley, California - Oak Tree (Pages 11-12)

2375 Range Avenue, Sonoma County, Santa Rosa, California - Lodge at Paulin Creek (Pages 13-14)

2107 Ocean Avenue, Los Angeles County, Santa Monica, California - Ocean House (Page 15)

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                                              SHP/Renaissance Portfolio Contract

                                                                 Inn at the Park

PARCEL 1 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 211, PAGES 38 AND 39 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM SAID LAND, OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED AS RESERVED BY THE IRVINE COMPANY IN DEED RECORDED JULY 15, 1986 AS INSTRUMENT NO. 86-302417 OF OFFICIAL RECORDS.

ALSO EXCEPTING ANY AND ALL WATER, WATER RIGHTS OR INTEREST THEREIN APPURTENANT OR RELATING TO THE LAND HEREINABOVE DESCRIBED OR OWNED OR USED BY GRANTOR IN CONNECTION WITH OR WITH RESPECT TO SAID LAND (NO MATTER HOW ACQUIRED BY GRANTOR), WHETHER SUCH RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATIVE, LITTORAL, PERCOLATING, PRESCRIPTIVE, ADJUDICATED, STATUTORY OR CONTRACTUAL, TOGETHER WITH THE RIGHT AND POWER TO EXPLORE, DRILL, REDRILL, REMOVE AND STORE THE SAME FROM OR IN THE LAND HEREINABOVE DESCRIBED OR TO DIVERT OR OTHERWISE UTILIZE SUCH WATER, RIGHTS OR INTEREST ON ANY OTHER PROPERTY OWNED OR LEASED BY GRANTOR; BUT WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF THE PROPERTY DESCRIBED HEREIN IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED BY THE IRVINE COMPANY IN DEED RECORDED JULY 15, 1986 AS INSTRUMENT NO. 86-302417 OF OFFICIAL RECORDS.

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

                                                                      Nohl Ranch

                                  DESCRIPTION

PARCEL A:

THAT PORTION OF PARCEL 1, IN THE CITY OF ANAHEIM, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP RECORDED IN BOOK 50, PAGE 43 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, BEING MORE PARTICULARLY DESCRIBED AS PARCEL A OF LOT LINE ADJUSTMENT PLAT RECORDED JUNE 7, 1978 IN BOOK 12706, PAGE 1364 OF OFFICIAL RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS, HYDROCARBONS AND OTHER MINERALS LYING BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF, BUT EXCLUDING ANY SURFACE RIGHTS IN CONNECTION THEREWITH, AND ALSO EXCEPTING THE RIGHT TO DRILL INTO AND THROUGH SAID LAND BELOW A DEPTH OF 500 FROM THE SURFACE, AS RESERVED BY ANAHEIM HILLS DEVELOPMENT CORPORATION (FORMERLY KNOWN AS TEXACO ANAHEIM HILLS INC.), IN DEED RECORDED SEPTEMBER 19, 1984 AS INSTRUMENT NO. 84-387329 OF OFFICIAL RECORDS OF SAID COUNTY.

PARCEL B:

THAT CERTAIN NON-EXCLUSIVE EASEMENT FOR INGRESS, EGRESS AND UNDERGROUND PUBLIC UTILITY PURPOSES, AS RESERVED BY ANAHEIM HILLS, INC., AND TEXACO ANAHEIM HILLS INC. (FORMERLY KNOWN AS TEXACO VENTURES, INC.) BY DEED RECORDED OCTOBER 30, 1973 IN BOOK 10967, PAGE 525 OF OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA, OVER THAT PORTION OF PARCEL 1 AS SHOWN ON PARCEL MAP NO. 361 FILED IN BOOK 55, PAGE 21 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THAT CERTAIN COURSE IN THE NORTHERLY BOUNDARY OF PARCEL 1, DISTANT THEREON SOUTH 70 degrees 51' 57" WEST 207.46 FEET FROM THE EASTERLY TERMINUS OF SAID COURSE SHOWN AS NORTH 70 degrees 51' 57" EAST 317.67 FEET; THENCE ALONG SAID CERTAIN COURSE AND ITS SOUTHWESTERLY PROLONGATION SOUTH 70 degrees 51' 57" WEST 273.95 FEET TO A POINT ON A NON-TANGENT CURVE CONCAVE WESTERLY WITH A RADIUS OF 645.00 FEET SAID CURVE BEING THE WESTERLY BOUNDARY OF PARCEL 2 AS SHOWN ON SAID PARCEL MAP; THENCE RADIAL TO SAID CURVE SOUTH 80 degrees 53' 49" WEST 45.00 FEET TO A POINT ON A NON-TANGENT CURVE CONCAVE WESTERLY WITH A RADIUS OF 600.00 FEET SAID CURVE ALSO BEING THE BOUNDARY OF SAID PARCEL, A RADIAL TO SAID POINT BEARS NORTH 80 degrees 53' 49" EAST; THENCE SOUTHERLY ALONG SAID BOUNDARY THROUGH A CENTRAL ANGLE OF 7 degrees 19' 09" A DISTANCE OF 76.65 FEET; THENCE RADIAL TO SAID CURVE NORTH 88 degrees 12' 58" EAST 45.00 FEET; THENCE NORTH 70 degrees 51' 57" EAST 293.44 FEET; THENCE NORTH 19 degrees 08' 03" WEST 80.00 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN ANAHEIM HILLS ROAD.

PARCEL C:

AN EASEMENT FOR MUTUAL INGRESS, EGRESS, PUBLIC UTILITIES AND DRAINAGE AND CONSTRUCTION OF A ROADWAY OVER THE NORTHWESTERLY 75.00 FEET MEASURED AT RIGHT ANGLES TO THE NORTHWESTERLY LINE OF PARCEL 2 OF PARCEL MAP RECORDED SEPTEMBER 26, 1973 IN BOOK 55, PAGE 21 AND ADJUSTED THROUGH LOT LINE ADJUSTMENT RECORDED JUNE 7, 1978 IN BOOK 12706, PAGE 1364 ALL IN MISCELLANEOUS MAPS, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS RESERVED BY TEXACO ANAHEIM HILLS, INC., A CORPORATION, IN THE DEED RECORDED MAY 9, 1979 IN BOOK 13138, PAGE 458 OF OFFICIAL RECORDS.

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

                               DESCRIPTION OF LAND
                               The Mirage Project

PARCEL 1:

THE WEST HALF OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 6, TOWNSHIP 5 SOUTH, RANGE 6 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE SOUTHERLY 44.00 FEET THEREOF DESCRIBED IN THE DEED TO THE COUNTY OF RIVERSIDE, RECORDED APRIL 14, 1958 AS INSTRUMENT NO. 26930 IN BOOK 2254, PAGE 585 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

ALSO EXCEPTING ALL OIL, GAS AND OTHER MINERAL DEPOSITS PURSUANT TO THE PROVISIONS OF AN ACT OF CONGRESS ON JUNE 1, 1938 AND ALL URANIUM, THORIUM, OR ANY OTHER MINERAL WHICH IS OR MAY BE DETERMINED TO BE PECULIARLY ESSENTIAL TO THE PRODUCTION OF FISSIONABLE MATERIALS, WHETHER OR NOT OF COMMERCIAL VALUE,TOGETHER WITH THE RIGHT OF THE UNITED STATES THROUGH ITS AUTHORIZED AGENTS OR REPRESENTATIVES AT ANY TIME TO ENTER UPON THE LAND AND PROSPECT FOR, MINE AND REMOVE THE SAME, PURSUANT TO THE PROVISIONS OF THE ACT OF AUGUST 1, 1946 (60 STAT.755) IN CONGRESS, AS RESERVED IN PATENT FROM THE UNITED STATES OF AMERICA, RECORDED MARCH 6, 1952 IN BOOK 1347, PAGE 525 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

ALSO EXCEPTING ALL COAL, OIL, GAS AND OTHER MINERAL DEPOSITS IN THE LAND SO PATENTED, TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE THE SAME ACCORDING TO THE PROVISIONS OF SAID ACT OF JUNE 1, 1938 AS RESERVED BY THE UNITED STATES OF AMERICA IN PATENT RECORDED AUGUST 24, 1956 IN BOOK 1962, PAGE 500, OFFICIAL RECORDS.

MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 6 (REFERRED TO HEREAFTER AS QUARTER, QUARTER, QUARTER SECTION), SAID SOUTHEAST CORNER ALSO BEING THE INTERSECTION OF THE CENTERLINE OF COUNTRY CLUB DRIVE (88.00 FEET WIDE) WITH THE CENTERLINE OF VISTA DUNES ROAD (60.00 FEET WIDE);

                                                               Legal Description
                                              SHP/Renaissance Portfolio Contract

THENCE SOUTH 89 degrees 59'28" WEST ALONG THE SOUTHERLY LINE OF SAID QUARTER, QUARTER, QUARTER SECTION, BEING ALSO SAID CENTERLINE OF COUNTRY CLUB DRIVE,
332.41 FEET TO THE INTERSECTION WITH THE COMMON LINE BETWEEN THE EAST HALF AND THE WEST HALF OF SAID QUARTER, QUARTER, QUARTER SECTION;

THENCE NORTH 01 degrees 19'31" EAST ALONG SAID COMMON LINE 44.01 FEET TO A LINE PARALLEL WITH AND 44.00 FEET NORTHERLY OF, MEASURED AT RIGHT ANGLES TO SAID CENTERLINE OF COUNTRY CLUB DRIVE, BEING THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION;

THENCE SOUTH 89 degrees 59'28" WEST ALONG SAID PARALLEL LINE 332.39 FEET TO THE WESTERLY LINE OF SAID QUARTER, QUARTER, QUARTER SECTION;

THENCE NORTH 01 degrees 20'19" WEST ALONG SAID WESTERLY LINE 620.36 FEET TO THE NORTHWEST CORNER OF SAID QUARTER, QUARTER, QUARTER SECTION;

THENCE NORTH 89 degrees 59'58" EAST ALONG WESTERLY LINE 332.25 FEET TO AN INTERSECTION WITH THE HEREINBEFORE DESCRIBED COMMON LINE;

THENCE SOUTH 01 degrees 19'31" WEST ALONG SAID COMMON LINE 620.31 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION.

PARCEL 2:

THE EAST HALF OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 6, TOWNSHIP 5 SOUTH, RANGE 6 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE SOUTHERLY 44.00 FEET DESCRIBED IN THE DEED TO THE COUNTY OF RIVERSIDE, RECORDED APRIL 28, 1958, AS INSTRUMENT NO. 30641 IN BOOK 2262, PAGE 325 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

ALSO EXCEPT THE EASTERLY RECTANGULAR 30.00 FEET AS CONVEYED TO THE COUNTY OF RIVERSIDE BY DEED RECORDED DECEMBER 19, 1960 AS INSTRUMENT NO. 106828, OFFICIAL RECORDS.

MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 6 (REFERRED TO HEREAFTER AS QUARTER, QUARTER, QUARTER SECTION), SAID SOUTHEAST CORNER ALSO BEING THE INTERSECTION OF THE CENTERLINE OF COUNTRY CLUB DRIVE (88.00 FEET WIDE) WITH THE CENTERLINE OF VISTA DUNES ROAD (60.00 FEET WIDE);

                                                               Legal Description
                                              SHP/Renaissance Portfolio Contract

THENCE SOUTH 89 degrees 59'28" WEST ALONG THE SOUTHERLY LINE OF SAID QUARTER, QUARTER, QUARTER SECTION, BEING ALSO SAID CENTERLINE OF COUNTRY CLUB DRIVE,
332.41 FEET TO THE INTERSECTION WITH THE COMMON LINE BETWEEN THE EAST HALF AND THE WEST HALF OF SAID QUARTER, QUARTER, QUARTER SECTION;

THENCE NORTH 01 degrees 19'31" EAST ALONG SAID COMMON LINE 44.01 FEET TO A LINE PARALLEL WITH AND 44.00 FEET NORTHERLY OF, MEASURED AT RIGHT ANGLES TO SAID CENTERLINE OF COUNTRY CLUB DRIVE, BEING THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION;

THENCE NORTH 89 degrees 59'28" EAST ALONG SAID PARALLEL LINE 620.26 FEET TO A LINE PARALLEL WITH AND 30.00 FEET WESTERLY OF, MEASURED AT RIGHT ANGLES TO SAID CENTERLINE OF VISTA DUNES ROAD, SAID CENTERLINE ALSO BEING THE EASTERLY LINE OF SAID QUARTER, QUARTER, QUARTER SECTION;

THENCE NORTH 01 degrees 18'43" EAST ALONG SAID PARALLEL LINE 620.26 FEET TO THE NORTHERLY LINE OF SAID QUARTER, QUARTER, QUARTER SECTION;

THENCE SOUTH 89 degrees 59'58" WEST ALONG SAID NORTHERLY LINE 302.24 FEET TO AN INTERSECTION WITH THE HEREINBEFORE DESCRIBED COMMON LINE;


THENCE SOUTH 01 degrees 19'31" WEST ALONG SAID COMMON LINE 620.31 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION.

                                                               Legal Description
                                              SHP/Renaissance Portfolio Contract

                                                                     PACIFIC INN

                                  DESCRIPTION

PARCEL A:

PARCEL 2 OF PARCEL MAP NO. 16677, IN THE CITY OF TORRANCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 179 PAGES 56 AND 57 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES IN AND UNDER OR WHICH MAY PRODUCED FROM SAID LAND, TOGETHER WITH RIGHT TO USE THAT PORTION ONLY OF SAID LAND WHICH UNDERLIES A PLANE PARALLEL TO AND 500 FEET BELOW THE PRESENT SURFACE OF SAID LAND, FOR THE PURPOSE OF PROSPECTING FOR DEVELOPING AND/OR EXTRACTING SAID OIL, GAS, PETROLEUM AND OTHER MINERALS OR HYDROCARBON SUBSTANCES FROM SAID LAND BY MEANS OF WELLS DRILLED INTO SAID SUBSURFACE OF SAID LAND FROM DRILL SITES LOCATED ON OTHER LAND, IT BEING EXPRESSLY UNDERSTOOD AND AGREED THAT THE GRANTOR, ITS SUCCESSORS AND ASSIGNS SHALL HAVE NO RIGHT TO ENTER UPON SURFACE OF SAID LAND OR TO USE SAID LAND OR ANY PORTION THEREOF TO SAID DEPTH OF 500 FEET FOR ANY PURPOSE WHATSOEVER, AS RESERVED BY SOUTHERN INVESTMENT COMPANY, A CORPORATION, IN DEED RECORDED OCTOBER 30, 1970 AS INSTRUMENT NO. 461.

ALSO EXCEPT THEREFROM ALL OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND TOGETHER WITH THE RIGHT TO USE THAT PORTION ONLY OF SAID LAND WHICH UNDERLIES A PLANE PARALLEL WITH AND 100 FEET BELOW THE PRESENT SURFACE OF SAID LAND, FOR THE PURPOSE OF PROSPECTING FOR, DEVELOPING AND/OR EXTRACTING SAID OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES FROM SAID LAND BY MEANS OF WELLS DRILLED INTO SAID SUBSURFACE OF SAID LAND FROM DRILL SITES LOCATED ON OTHER LAND, IT BEING EXPRESSLY UNDERSTOOD THAT DOMINGUEZ ESTATE COMPANY, A CORPORATION, ITS SUCCESSORS AND ASSIGNS SHALL HAVE NO RIGHT TO ENTER UPON THE SURFACE OF SAID LAND FOR THE PURPOSE OF PROSPECTING FOR DEVELOPING AND/OR EXTRACTING SAID OIL, GAS, PETROLEUM AND/OR MINERAL OR HYDROCARBON SUBSTANCES FROM SAID LAND, OR FOR ANY PURPOSES WHATSOEVER, AS RESERVED IN THE DEED FROM DOMINGUEZ ESTATE COMPANY, A CORPORATION, TO SOUTHERN CALIFORNIA EDISON COMPANY, A CORPORATION, RECORDED AUGUST 5, 1950, IN BOOK 33898, PAGE 111, OFFICIAL RECORDS.

ALSO EXCEPT ALL WATER, OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES IN AND UNDER WHICH MAY BE PRODUCED FROM SAID LAND, TOGETHER WITH THE RIGHT TO USE THAT PORTION ONLY OF SAID LAND WHICH UNDERLIES A PLANE PARALLEL TO AND 500 FEET BELOW THE PRESENT SURFACE OF SAID LAND, FOR THE PURPOSE OF PROSPECTING FOR, DEVELOPING AND/OR EXTRACTING SAID WATER, OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES FROM SAID LAND BY MEANS OF WELLS DRILLED INTO SAID SUBSURFACE OF SAID LAND FROM DRILL SITES LOCATED ON OTHER LAND, WITHOUT, HOWEVER, THE RIGHT TO ENTER UPON THE SURFACE OF SAID LAND OR ANY PORTION THEREOF TO SAID DEPTH OF 500 FEET FOR ANY PURPOSE WHATSOEVER, AS RESERVED BY DOMINGUEZ ESTATE COMPANY, A CORPORATION, IN DEED RECORDED APRIL 8, 1957 IN BOOK 54148, PAGE 325, OFFICIAL RECORDS.

PARCEL B:

AN EASEMENT FOR INSTALLING AND MAINTAINING A STORM DRAIN, SEWER LINE AND CABLE TELEVISION SERVICE, IN, OVER AND ACROSS THOSE PORTIONS OF PARCEL 1 OF PARCEL MAP NO. 16677, AS PER MAP RECORDED IN BOOK 179 PAGES 56 AND 57 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SHOWN AND DEFINED ON EXHIBIT "B" OF A GRANT OF BASEMENT RECORDED AUGUST 22, 1985 AS INSTRUMENT NO. 85-969732 AND RECORDED APRIL 4, 1986 AS INSTRUMENT NO. 86-417689, BOTH OF OFFICIAL RECORDS.

                                                               Legal Description
                                              SHP/Renaissance Portfolio Contract

PARCEL C:

AN EASEMENT FOR UNOBSTRUCTED VIEW, AS CREATED BY THAT CERTAIN LICENSE AND EASEMENT AGREEMENT, RECORDED MAY 16, 1991 AS INSTRUMENT NO. 91-715471, OVER AND ACROSS THAT PORTION OF LOT 91 OF TRACT NO. 46300, IN THE CITY OF TORRANCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1173 PAGES 68 THROUGH 73 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS AMENDED BY CERTIFICATE OF CORRECTION RECORDED SEPTEMBER 10, 1991 AS INSTRUMENT NO. 91-1419424 OFFICIAL RECORDS AND AMENDED BY CERTIFICATION RECORDED JANUARY 27, 1992 AS INSTRUMENT NO. 92-136150 OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEASTERLY CORNER OF SAID LOT 91; THENCE ALONG THE EASTERLY LINE OF SAID LOT 91, NORTH 0 degrees 05' 13" EAST 3.27 FEET; THENCE NORTH 67 degrees 24' 00" WEST 58.03 FEET TO A POINT ON THE CURVED SOUTHWESTERLY LINE OF SAID LOT 91, SAID CURVE BEING CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF
948.00 FEET, A RADIAL LINE OF SAID CURVE TO SAID POINT BEARS SOUTH 27 degrees 18' 36" WEST; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 3 degrees 35' 17" AN ARC DISTANCE OF 59.37 FEET TO THE POINT OF BEGINNING.

                                                               Legal Description
                                              SHP/Renaissance Portfolio Contract

                               DESCRIPTION OF LAND
                               The Gables Project

PARCEL 1 OF PARCEL MAP 19779 COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 224, PAGE 100 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY OF SAID COUNTY (ALSO KNOWN AS: 201 EAST FOOTHILL BOULEVARD, MONROVIA, CA 91016, A.P.# 8519-030-051/052/053)

                                                               Legal Description
                                              SHP/Renaissance Portfolio Contract

                              DESCRIPTION OF LAND
                             The Lexington Project

PARCEL 1, OF PARCEL MAP NO. LD-566, IN THE CITY OF SAN BUENAVENTURA, COUNTY OF VENTURA, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 44, PAGE 65 OF PARCEL MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY;

EXCEPT THEREFROM ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES UNDER OF SAID LAND LYING BELOW A DEPTH OF 500 FEET, WITHOUT, HOWEVER, THE RIGHT OF ENTRY TO THE SURFACE OF SAID LAND, AS SPECIFICALLY DESCRIBED IN AN INSTRUMENT OF RECORD.

                                                               Legal Description
                                              SHP/Renaissance Portfolio Contract

                               DESCRIPTION OF LAND
                              The Oak Tree Project

SITUATE IN THE SAN AUGUSTINE RANCHO, IN THE CITY OF SCOTTS VALLEY, COUNTY OF SANTA CRUZ, CALIFORNIA, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A ONE-HALF INCH PIPE, COUNTY SURVEYOR SANTA CRUZ, AT THE MOST WESTERN CORNER OF PARCEL ONE OF THE LANDS CONVEYED TO THE COUNTY OF SANTA CRUZ BY DEED RECORDED IN VOLUME 3618, PAGE 625, OFFICIAL RECORDS OF SANTA CRUZ COUNTY, SAID PIPE ALSO BEING A REPLACEMENT OF THE 4" X 4" POST AT THE WESTERN TERMINUS OF THE LINE SHOWN AS "NORTH 57 degrees 10' 10" WEST 109.04" ON THE SOUTHWESTERN BOUNDARY OF MT. HERMON ROAD, AS SAID SOUTHWESTERN BOUNDARY IS SHOWN ON THE RECORD OF SURVEY RECORDED IN VOLUME 32 OF MAPS, PAGE 62, SANTA CRUZ COUNTY RECORDS; THENCE FROM SAID POINT OF BEGINNING ALONG THE SOUTHWESTERN BOUNDARY OF SAID LANDS CONVEYED TO THE COUNTY OF SANTA CRUZ

1) SOUTH 39 degrees 38' 52" EAST 135.93 FEET TO A ONE-HALF INCH PIPE, LS 3233; THENCE

2) SOUTH 57 degrees 51' 13" EAST 88.01 FEET TO A ONE-HALF INCH PIPE, LS 3233, AT THE SOUTHWESTERN CORNER OF PARCEL TWO OF THE SAID LANDS CONVEYED TO SANTA CRUZ COUNTY; THENCE ALONG THE SOUTHWESTERN BOUNDARY THEREOF

3) SOUTH 53 degrees 09' 12" EAST 298.09 FEET TO A ONE-HALF INCH PIPE, LS 3233; THENCE

4) SOUTH 44 degrees 26' 37" EAST 203.26 FEET TO A ONE-HALF INCH PIPE, COUNTY SURVEYOR SANTA CRUZ, ON THE WESTERN BOUNDARY OF LOCKWOOD LANE, A COUNTY ROAD, AS SHOWN ON THE RECORD OF SURVEY RECORDED IN VOLUME 40 OF MAPS, PAGE 74, SANTA CRUZ COUNTY RECORDS; THENCE ALONG THE WESTERN BOUNDARY THEREOF

5) SOUTH 18 degrees 06' 15" WEST 62.32 FEET TO A PLUG AND TAG IN THE SIDEWALK, LS 3233; THENCE

6) SOUTH 49 degrees 51' 20" WEST 95.02 FEET TO A ONE-HALF INCH PIPE, LS 3233; THENCE

                                                               Legal Description
                                              SHP/Renaissance Portfolio Contract

7) SOUTH 18 degrees 06' 15" WEST 164.96 FEET TO A ONE-HALF INCH PIPE, LS 3233, AT THE SOUTHEAST CORNER OF THE SAID LANDS OF 1ST LOCKWOOD LANE; THENCE ALONG THE SOUTHERN AND WESTERN BOUNDARIES THEREOF

8)    NORTH 71 degrees 39' 15" WEST 615.49 FEET TO A THREE-QUARTER INCH PIPE;
      THENCE

9)    NORTH 18 degrees 20' 45" EAST 588.86 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE CITY OF SCOTTS VALLEY BY DEED RECORDED APRIL 24, 1995, IN BOOK 5663, AT PAGE 652, OFFICIAL RECORDS OF SANTA CRUZ COUNTY.

A.P. NO.: 021-052-01

                                                               Legal Description
                                              SHP/Renaissance Portfolio Contract

                                                           Lodge at Paulin Creek

                                LEGAL DESCRIPTION

Situated in the State of California, City of Santa Rosa, County of Sonoma, and described as follows:

A tract of land in the Rancho San Miguel in Township 7 North, Range 8 West, M.D.B. & M. and a portion of the Tract conveyed to Glen E. Murdock by Deed dated September 23,1935 and recorded in Book 393 of Official Records at Page 68, Sonoma County Records, said portion being more particularly described as:

Beginning at a point on the Easterly line of said tract so conveyed to Murdock, which point is South 1478.37 feet from the Northeast corner of said Murdock tract; thence continuing South along the said Easterly line, a distance of
732.84 feet thence North 87 degrees 25' West, 731.45 feet to the center of a 50 foot road; thence along said road, North 0 degrees 50' West, a distance of
634.90 feet to the center of a drainage ditch; thence North 84 degrees 56' East along the center of said drainage ditch, a distance of 736.51 feet to the place of beginning.

Excepting therefrom that portion thereof included within the boundaries of the 50 foot strip of land conveyed to the County of Sonoma by B. Winfield Kastner, et al, by Deed dated March 13, 1944 and recorded in Book 604 of Official Records at page 260, Sonoma County Records.

Also excepting therefrom that portion thereof conveyed to Sonoma County Flood Control and Water Conservation District, by Deed dated July 27, 1964 and recorded October 7, 1964 in Book 2079 of Official Records at page 152, Sonoma County Records and recorded on April 16, 1965 in Book 2121 of Official Records, Page 892, Sonoma County Records.

Also excepting therefrom any portion contained in the Deed to City of Santa Rosa, recorded November 30, 1976 in Book 3158 of Official Records at page 520, Serial No. R-73298, Sonoma County Records.

Also excepting therefrom any portion contained in the Deed to City of Santa Rosa, recorded November 20, 1980, Instrument No. 80070634, Sonoma County Records.

Also excepting therefrom that portion described in deed to the City of Santa Rosa, recorded September 27, 1988 as Document No. 88081918, Sonoma County Records, and as described in the Deed recorded August 2, 1989, as Recorders Document No. 89-71477, Sonoma County Records

THE LAND IS ALSO DESCRIBED AS FOLLOWS;

A tract of land in the Rancho San Miguel in Township 7 North, Range 8 West, M.D.B. & M. and a portion of the Tract conveyed to Glen B. Murdock by Deed dated September 23, 1935 and recorded in Book 393 of Official Records at Page 68, Sonoma County Records, said portion being more particularly described as:

                                                               Legal Description
                                              SHP/Renaissance Portfolio Contract

Beginning at a point lying on the easterly line of Hardies Lane as conveyed to the City of Santa Rosa by document filed in Book 3158 of Official Records at Page 520 and recorded on November 30, 1976 in the Office of the County Recorder, County of Sonoma, State of California, said point being on the northerly line of the lands of Redwood Empire Ice Arena, Inc. as described by document filed in Book 2337 of Official Records at Page 750, Sonoma County Records; thence from said Point of Beginning and along the easterly line of Hardies Lane, North 0 degrees 16' 55" East 561.72 feet to a point in the southerly line of the lands of the Sonoma County Flood Control and Water Conservation District as described by Document No. 2079 of Official Records at Page 152, Sonoma County Records; thence along said southerly line North 81 degrees 02' 34" East 641.28 feet to the westerly line of Range Avenue as conveyed to the City of Santa Rosa by Document No. 89-071477, Sonoma County Records; thence along said westerly line the following ten (10) courses South 00 degrees 24' 07" West 9.98 feet; thence on a curve to the left having a radius of 2,335 feet through a central angle of 1 degrees 27' 24" for an arc distance of 59.36 feet to a point of reverse curvature; thence on a curve to the right having a radius of 92.51 feet through a central angle of 18 degrees 12' 42" for an arc distance of 29.40 feet to a point of reverse curvature; thence on a curve to the left having a radius 92.27 feet through a central angle of 19 degrees 40' 48" for an arc length of 31.69 feet to a point of compound curvature; thence on a curve to the left, having a radius of 2,345 feet through a central angle of 1 degrees 13' 18" for an arc length of 50.00 feet to a point of compound curvature; thence continuing on a curve to the left, having a radius of 92.27 feet through a central angle of 19 degrees 40' 41" for an arc length of 31.69 feet to a point of reverse curvature; thence on a curve to the right having a radius of 92.51 feet through a central angle of 18 degrees 12' 47" for an arc length of 29.41 feet to a point of reverse curvature; thence on a curve to the left having a radius of 2,335 feet through a central angle of 1 degrees 27' 23" for an arc length of 59.35 feet to a point of compound curvature, thence on a curve to the right having a radius of 2,265 feet through a central angle of 7 degrees 04' 21" for an arc length of
279.59 feet; and South 0 degrees 24' 52" West 119.67 feet to a point on the easterly extension of the Northerly line of the aforementioned lands of Redwood Empire Ice Arena, Inc.; thence along said line and said northerly line of Redwood Empire ice Arena, Inc. North 87 degrees 01' 07" West 667.22 feet to the Point of Beginning of the parcel of land herein above-described.

Basis of Bearing: North 00 degrees 16' 55" East along the centerline of Hardies Lane as shown on Record of Survey filed in Book 365 of Maps, Pages 6,7,8 and 9.

(148-140-012-000)

                                                               Legal Description
                                              SHP/Renaissance Portfolio Contract

                                                                     OCEAN HOUSE

                               LEGAL DESCRIPTION

DESCRIPTION: THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

LOTS 2, 3 AND 9 IN BLOCK 3 OF SOUTH SANTA MONICA, IN THE CITY OF SANTA MONICA, AS PER MAP RECORDED IN BOOK 3 PAGES 86 AND 87 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                                               Legal Description
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT B
                        (TO PURCHASE AND SALE AGREEMENT)

                                LIST OF CONTRACTS

SENIOR HOUSING PARTNERS I
LIST OF CONTRACTS AND TERMS
PREPARED: JANUARY 18, 2004

        PROPERTY                         VENDOR                   PRICE PER MONTH                DESCRIPTION OF TERMS
------------------------    ----------------------------------    ---------------    ---------------------------------------------
OAK TREE VILLA
HVAC                        AIRTECH SERVICE                         966 per visit    Month to month contract with two visits per
                                                                                     year recommended.
Elevator                    ELEVATOR SERVICE COMPANY, INC.                 736.50    Can be cancelled with 90 days notice prior to
                                                                                     anniversary Date of August 7th
Pest Control                MATRIX                                         375.00    Can be canceled with 30 days notice.
Fire Systems Maintenance    FIRST ALARM INC.                               Varies    Can be cancelled with 60 days notice prior to
                                                                                     09/23/06
Fire Systems Maintenance    Tri County Fire Protection                     Varies    No formal contract
Cable T.V.                  Comcast                                      3,338.25    No formal contract
Landscaping                 BACK TO EDEN LANDSCAPING, INC                2,150.00    Can be canceled with 30 days notice.
Answering Service           Quicksilver Voice Mail                         270.00
Copy Machine                Ikon Office Solutions                 Varies on usage    Contract not available typically long term
Beauty Salon Lease          Lockewood Hair Design-Aarita Reber             300.00    Term 6/1/04 - 6/1/05
                            Lockewood Hair Design-Patti Dayton             300.00    Term 6/1/04 - 6/1/05; 2005 Budget shows both
                                                                                     remaining at $300

NOHL RANCH INN
HVAC                        BAT MECHANICAL                        450 per quarter    No formal contract
Elevator                    AMTECH ELEVATOR SERVICE                        413.64    Can be canceled with 30 days notice.
Pest Control                Western Exterminator Co.                       264.00    Can be canceled with 30 days notice.
Fire Systems Maintenance    RANDOLPH W. GALLUP                             Varies    No formal contract
Cable T.V.                  Adelphia Cable                               2,182.33    Old contract not a current binding contract
Landscaping                 Tru Green Land Care                          1,186.00    Can be canceled with 30 days notice.
Copy Machine                GE CAPITAL                                     159.00    Five years beginning 9/29/03
Beauty Salon Lease          ROSEANNE DOVALINA                              650.00    Term 8/1/04 - 8/1/05; Increased from $525 to
                                                                                     $650 on 8/1/04. Did not do another increase
                                                                                     121/04 as $125 was a substantial increase.
                                                                                     Next increase 12/1/05.

                                                               List of Contracts
                                              SHP/Renaissance Portfolio Contract

        PROPERTY                      VENDOR                  PRICE PER MONTH                     DESCRIPTION OF TERMS
------------------------    ---------------------------    ---------------------    ----------------------------------------------
THE GABLES
HVAC                        BAT MECHANICAL                        620 bi-monthly    Terminable at any time
Elevator                    Amtech Elevator Service                       230.25    Can be canceled with 30 days notice.
Pest Control                Western Exterminator Co.                      143.00    Can be canceled with 30 days notice.
Grease Trap Cleaning        BRYAN EXHAUST                          625 Quarterly    Can be canceled with 30 days notice.
Fire Systems Maintenance    RANDOLPH W. GALLUP                            Varies    No formal contract
Fire Systems Maintenance    FIRE SAFETY SERVICES, INC.              70 per drill    Can be canceled with 30 days notice.
Cable T.V.                  ADELPHIA CABLE                                850.00    Beg 11/1/2000 for five years, renew 1 year
                                                                                    unless notified 30 day prior to end
Landscaping                 Rosalio Cerda                                 525.00    Can be canceled with 30 days notice.
Copy Machine                GE CAPITAL                                    159.00    Five years beginning 9/29/03
Beauty Salon Lease          Ana Och                        17% of Gross Receipts    Term 1/1/05 - 1/1/06; Tenant only comes in
                                                                                    once a week so lease is based on % of gross
                                                                                    receipts.

PAULIN CREEK
Elevator                    KONE ELEVATOR & ESCALATORS                  1,526.22    10 year contract Can Be terminated with 90
                                                                                    days written notice prior to 06/01/08
Pest Control                THE HITMEN TERMITE & PEST                     270.00    Can be canceled with 30 days notice.
Pool & Spa                  North Bay Pool Service II                     300.00    Can be canceled with 30 days notice.
Grease Trap Cleaning        PORTOSAN                                      192.26    Can be canceled with 30 days notice.
Fire Systems Maintenance    Santa Rosa Fire Equip. Svc.                   Varies    No formal contract
Dish Machine                ECOLAB                                        204.19    Can be canceled with 30 days notice.
Cable T.V.                  COMCAST                                     3,793.62    15 year contract started on 09/24/04
Landscaping                 CAGWIN & DORWARD                            2,751.00    Contract dated 2/2/2002, new price commencing
                                                                                    9/1/04 now month to month.
Copy Machine                DE LAGE FINL. SERVICES                        640.77    63 month lease commencing 09/02/04
Postage Machine             Pitney Bowes                        527.77 Quarterly    60 month lease aging
Bus Loan                    TUSTIN COMMUNITY BANK                         998.83    Loan date 4/2/04, maturity date 4/2/08 Loan
                                                                                    # 01-601064-7
Beauty Salon Lease          Mary Tamagno                   20% of Gross Receipts    Term 2/20/04 - 2/20/05; 2005 budget includes
                                                                                    $1,100 for the 20% gross receipts.

                                                               List of Contracts
                                              SHP/Renaissance Portfolio Contract

      PROPERTY                      Vendor             Price per month                      Description of Terms
-----------------------    ------------------------    ---------------    --------------------------------------------------------
OCEAN HOUSE
HVAC Maintenance           BAT MECHANICAL                       525.00    No formal contract
Elevator Maintenance       SCHINDLER ELEVATOR CORP.            3332.52    Year to year Terminable with cert. letter 30 days prior
                                                             Quarterly    to contract year end
Pest Control               WESTERN EXTERMINATOR                 201.50    Can be canceled with 30 days notice.
Soft Water Service         EVERSOFT                              54.13    Can be canceled with 30 days notice.
Equipment Rental           Ecolab                                64.90    Can be canceled with 30 days notice.
Fire Systems Maint.        GALLUP FIRE PROTECTION               Varies    No formal contract
Fire Systems Maint.        SECURITY MAINT. SERVICES             124.50    Can be canceled with 30 days notice.
Backflow Testing           John Riordan Plumbing                105.00    Can be canceled with 30 days notice.
Aquarium Service           Ocean Galleries                      499.00    Can be canceled with 30 days notice.
Cable TV                   Adelphia                           2,375.45    Can be canceled with 30 days notice.
Landscaping                TRUE GREEN LANDCARE                  201.00    Terminable upon 60 days notice
Copy Machine Lease         GE CAPITAL                           213.00    60 Months as of 05/13/04
Beauty Salon Lease         Barbara Sachs                        700.00    Term 10/15/03-10/15/04; This beautician has not had an
                                                                          increase since 10/15/03 and is one of the highest in our
                                                                          system. 2005 Budget shows $700 and no increase.

PACIFIC INN
HVAC Maintenance           AIR RITE                             220.00    No current contract vendor ignored renewal
Elevator Maintenance       THYSSENKRUPP ELEVATOR                505.83    60 month contract as of 12/16/03
Plant Watering Service     ASSOCIATED GROUP                     278.00    12 month contract terminable with 30 days notice at end
                                                                          of contract
Pest Control               WESTERN EXTERMINATOR                 204.50    Can be canceled with 30 days notice.
Soft Water Service         EVERSOFT                              41.14    Can be canceled with 30 days notice.
Equipment Rental           ECOLAB                               119.02    12 month contract terminable with 30 days notice at end
                                                                          of contract
Fire Systems Maint.        Gallup Fire Protection               Varies    No formal contract
Fire Systems Maint.        PROTECT FROM FIRE           500 Semi-annual    Terminable with 60 days notice prior to end of current
                                                                          term
Parking Lot Rental         VERIZON CALIFORNIA INC.              300.00    Can be canceled with 30 days notice.
Aquarium/Pond Service      AQUATIC FANTASY                 410 Average    Can be canceled with 30 days notice.
Cable TV                   TIME WARNER CABLE                  2,850.99    Year to year contract terminable/120 days notice prior
                                                                          to the end of curr. Term
Landscaping                TRUE GREEN LANDCARE                1,300.00    Can be canceled with 60 days notice.
Copy Machine               FLEET CAPITAL LEASING                224.19    60 month contract as of 10/24/01
Vehicle Financing          TUSTIN THRIFT & LOAN               1,052.15    48 month contract as of 07/29/02
Office Equipment Leases    ABM BUSINESS MACHINES                110.00    Can be canceled with 30 days notice.
Continuing Education       FIRE SAFETY SERVICES                  80.00    Can be canceled with 30 days notice.

                                                               List of Contracts
                                              SHP/Renaissance Portfolio Contract

         Property                        VENDOR                 Price per month                Description of Terms
--------------------------    -----------------------------    -----------------    ----------------------------------------------
Beauty Salon Lease            RUTH FITZGERALD                             200.00    Term 3/1/05 - 3/1/06; 2005 Budget has a
                                                                                    combined amount of $450
                              VERONICA ASSAYAG                            250.00

Mirage Inn
HVAC Maintenance              BAT MECHANICAL                              600.00    No formal contract
Elevator Maintenance          SCHINDLER ELEVATOR CORP.         1723.02 Quarterly    Year to year Terminable with cert. letter 30
                                                                                    days prior to contract year end
Pest Control                  WESTERN EXTERMINATOR                        296.00    Can be canceled with 30 days notice.
Pool Service                  DESERT MIRAGE POOL SERVICES                 275.00    Month to Month
Soft Water Service            EVERSOFT                                    163.22    36 month contract as of 09/21/04
Fire Systems Maint.           GALLUP FIRE PROTECTION                      Varies    No formal contract
Fire Systems Maint.           PYRO-COMM SYSTEMS, INC.                     135.00    Can be canceled with 30 days notice.
Cable TV                      TIME WARNER                               1,324.51    60 month contract as of 12/01/04

Landscaping                   OLIVARES LANDSCAPE SERVICE                3,400.00    12 Month contract expires 05/01/05

Office Equipment Leases       PITNEY BOWES CREDIT CORP.         640.52 Quarterly    60 month lease started 08/20/99
Office Equipment Leases       FLEET CAPITAL/GE CAPITAL                    284.00    60 Month lease started 03/10/03
Continuing Education          FIRE SAFETY SERVICES                         80.00    Can be canceled with 30 days notice.
Beauty Salon Lease            MARY LOU CROUSE                             580.00    Term 6/1/04 - 6/1/05; 2005 Budget reflects
                                                                                    $580 the entire year.

The Lexington
HVAC Maintenance              BAT MECHANICAL                              600.00    No formal contract
Elevator Maintenance          AMTECH RELIABLE ELEVATOR CO.                541.50    Terminable with 90 days notice prior to July
                                                                                    1st of every year
Pest Control                  WESTERN EXTERMINATOR                        189.00    Can be canceled with 30 days notice.
Grease Trap Cleaning          COUNTY SANITATION COMPANY                   550.00    No formal contract
Equipment Rental              ECOLAB                                      214.45    Can be canceled with 30 days notice.
Fire Systems Maint.           GALLUP FIRE PROTECTION                      Varies    No formal contract
Maint. & Service Contracts    DIGITAL SECURITY & ELEC. INC.     219.99 Quarterly    Contract dated back to 1997
Maint. & Service Contracts    QUINN POWER SYSTEMS                         Varies    Can be canceled with 30 days notice.
Cable TV                      ADELPHIA                                  3,529.11    7 year contract as of 12/01/02
Landscaping                   U.S. LAWNS                                  850.00    Can be canceled with 30 days notice.
Office Equipment Leases       CITICORP                                    225.23    60 month lease started 10/19/00

                                                               List of Contracts
                                              SHP/Renaissance Portfolio Contract

       Property                        VENDOR                 Price per month                  Description of Terms
------------------------    -----------------------------    -----------------    ---------------------------------------------
Inn at The Park
HVAC Maintenance            BAT MECHANICAL                              525.00    No formal contract
Elevator Maintenance        THYSSEN ELEVATORS                2535.07 Quarterly    60 Month Contract
Pest Control                WESTERN EXTERMINATOR                        422.00    Can be canceled with 30 days notice.
Soft Water Service          THE WATER MAN                               260.00    Can be canceled with 30 days notice.
Equipment Rental            ECOLAB                                       64.60    Can be canceled with 30 days notice.
Equipment Rental            FIELDS PIANOS                               199.34
Fire Systems Maint.         ALL FIRE PROTECTION SERVICE                 Varies    No formal contract
Maint. Service Contracts    REFRIGERATION UNLIMITED, INC.     Varies Quarterly    Can be canceled with 30 days notice.
Cable TV                    COX COMMUNICATIONS                        1,744.25    Can be cancelled 60 days prior to anniversary
                                                                                  date Feb. 29th
Landscaping                 TRUE GREEN LANDCARE                       1,854.00    Can be canceled with 60 days notice.
On Hold Music               COX BUSINESS SERVICES                        39.95    Can be canceled with 30 days notice.
Office Equipment Rental     LANIER                                      552.79    48 month lease started 08/11/04
Beauty Salon Lease          SHOSHANA CARSON                             720.00    2005 budget reflects $720 per month. Increase
                                                                                  went into effect 4/1/05.

                                                               List of Contracts
                                              SHP/Renaissance portfolio Contract

                                    EXHIBIT C

                        (TO PURCHASE AND SALE AGREEMENT)

                     BUYER'S AS-IS CERTIFICATE AND AGREEMENT

      THIS BUYER'S AS-IS CERTIFICATE AND AGREEMENT (this "Agreement"), is made as of [Closing Date: _________________] by [PURCHASER: _______________________],
[Purchaser: a _______________________] ("Contract Buyer") and [PURCHASER
ASSIGNEE: _______________________], [Assignee: a _______________________]
("Assignee"; Contract Buyer and Assignee are herein referred to collectively as "Buyer") to and for the benefit of [SELLER: ____________________], a Delaware limited liability company ("Seller").

                                    RECITALS

      WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of January ___, 2005, by and between Seller and Buyer (the "Sale Agreement"), Seller agreed to sell to Buyer, inter alia, that certain real property legally described on EXHIBIT A attached hereto and incorporated herein by this reference, the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement. Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and

      WHEREAS, the Sale Agreement requires, inter alia, that, as a condition precedent to Seller's obligations under the Sale Agreement, Buyer shall execute and deliver this Agreement to Seller at Closing.

      NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer hereby certifies and agrees as follows:

      1. For purposes of this Agreement, the following terms shall have the following meanings:

      "Assumed Liabilities" shall mean any and all Liabilities attributable to the Property, arising or accruing on or after the date hereof (notwithstanding that the liability is related to an agreement, namely, a lease or contract created prior to such date, or a physical condition, namely, the current physical condition of the Property that exists as of the date hereof) and which are attributable to events or circumstances which occur on or after the Closing Date (and including ongoing obligations under the Leases and Assumed Contracts conveyed to Buyer at Closing, which shall consist of those Leases and Assumed Contracts set forth in the assignment of leases and the assignment of contracts from Seller to Buyer as of Closing, pursuant to the terms of the Sale Agreement), including, without limitation, (a) all Liabilities with respect to the structural, physical, or environmental condition of the Property; (b) all Liabilities relating to the release of or the presence, discovery or removal of any Hazardous Materials in, at, about or under the Property, or for, connected with or arising out of any and all claims or causes of action

                                                       Buyer's As-Is Certificate
                                              SHP/Renaissance Portfolio Contract
based upon CERCLA (Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq., as amended by
SARA (Superfund Amendment and Reauthorization Act of 1986) and as may be further amended from time to time), the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 et seq., or any related claims or causes of action or any other federal, state or municipal based statutory or regulatory causes of action for environmental contamination at, in, about or under the Property; (c) any tort claims made or brought with respect to the Property or the use or operation thereof; and (d) all Liabilities relating to the condition or status of Seller's or Buyer's title to the Property.

      "Buyer's Representatives" shall mean Buyer, any direct or indirect owner of any beneficial interest in Buyer, and any officers, directors, employees, agents, representatives and attorneys of Buyer or any such direct or indirect owner of any beneficial interest.

      "deemed to know" (or words of similar import) shall have the following meaning:

      (a) Buyer shall be "deemed to know" of the existence of a fact or circumstance to the extent that:

            (i) any Buyer's Representative knows of such fact or circumstance, or

            (ii) such fact or circumstance is disclosed by the Sale Agreement, any documents executed by Seller for the benefit of Buyer in connection with the Closing, the Due Diligence Materials, any estoppel certificate executed by any tenant of the Property and delivered to Buyer or any Buyer's Representatives, or any Buyer's Reports.

      (b) Buyer shall be "deemed to know" that any Seller's Warranty is untrue, inaccurate or incorrect to the extent that:

            (i) any Buyer's Representative has knowledge of information which is inconsistent with such Seller's Warranty, or

            (ii) the Sale Agreement, any documents executed by Seller for the benefit of Buyer in connection with the Closing, the Due Diligence Materials, any estoppel certificate executed by any tenant of the Property and delivered to Buyer or any Buyer's Representatives, or any Buyer's Reports contains information which is inconsistent with such Seller's Warranty.

      "Documents" shall mean the documents and instruments applicable to the Property or any portion thereof that Seller or any of the other Seller Parties deliver or make available to Buyer or Buyer's Representatives prior to Closing or which are otherwise obtained by Buyer or Buyer's Representatives prior to Closing, including, but not limited to, the Title Commitment, the Survey, the Title Documents, and the Property Documents.

      "Due Diligence" shall mean examinations, inspections, investigations, tests, studies, analyses, appraisals, evaluations and/or investigations with respect to the Property, the

                                                       Buyer's As-Is Certificate
                                              SHP/Renaissance Portfolio Contract

Documents, and other information and documents regarding the Property, including, without limitation, examination and review of title matters, applicable land use and zoning Laws and other Laws applicable to the Property, the physical condition of the Property, and the economic status of the Property.

      "Hazardous Materials" shall mean any substance, chemical, waste or material that is or becomes regulated by any federal, state or local governmental authority because of its toxicity, infectiousness, radioactivity, explosiveness, ignitability, corrosiveness or reactivity, including, without limitation, asbestos or any substance containing more than 0.1 percent asbestos, the group of compounds known as polychlorinated biphenyls, flammable explosives, oil, petroleum or any refined petroleum product.

      "Liabilities" shall mean, collectively, any and all problems, conditions, losses, costs, damages, claims, liabilities, expenses, demands or obligations of any kind or nature whatsoever.

      "Property Documents" shall mean, collectively, (a) the Leases, (b) the Contracts, and (c) any other documents or instruments which constitute, evidence or create any portion of the Property.

      "Seller Parties" shall mean and include, collectively, (a) Seller; (b) its counsel; (c) Seller's Broker; (d) Seller's property manager; (e) any direct or indirect owner of any beneficial interest in Seller; (f) any officer, director, employee, or agent of Seller, its counsel, Seller's Broker, Seller's property manager or any direct or indirect owner of any beneficial interest in Seller; and (g) any other entity or individual affiliated or related in any way to any of the foregoing.

      "Seller's Warranties" shall mean Seller's representations and warranties set forth in Section 9.2 of the Sale Agreement and any documents executed by Seller for the benefit of Buyer in connection with Closing, as the same may be deemed modified or waived by Buyer pursuant to the terms of the Sale Agreement.

      2. Buyer acknowledges and agrees that, prior to the date hereof: (a) Seller has made available to Buyer, or otherwise allowed Buyer access to, the Property and all books, records and files of Seller and of the management agent for the Property related to the Property (other than those books, records or files containing Confidential Materials); (b) Buyer has conducted (or has waived its right to conduct) all Due Diligence (including Due Diligence with respect to Hazardous Materials) as Buyer considered necessary or appropriate; (c) Buyer has reviewed, examined, evaluated and verified the results of its Due Diligence to the extent it deems necessary or appropriate with the assistance of such experts as Buyer deemed appropriate; (d) Buyer has determined to its satisfaction the assignability of any Documents to be assigned as part of the Transaction; and
(e) except for, and only to the extent of, Seller's Warranties, is acquiring the Property based exclusively upon its own Due Diligence.

      3. Buyer acknowledges and agrees that, except for, and only to the extent of, Seller's Warranties:

                                                       Buyer's As-Is Certificate
                                              SHP/Renaissance Portfolio Contract

      (a) The Property is being sold, and Buyer is accepting possession of the Property on the date hereof, "AS IS, WHERE IS, WITH ALL FAULTS", with no right of setoff or reduction in the Purchase Price.

      (b) None of the Seller Parties have or shall be deemed to have made any verbal or written representations, warranties, promises or guarantees (whether express, implied, statutory or otherwise) to Buyer with respect to the Property, any matter set forth, contained or addressed in the Documents (including, but not limited to, the accuracy and completeness thereof) or the results of Buyer's Due Diligence.

      (c) Buyer has confirmed independently all information that it considers material to its purchase of the Property or the Transaction.

      (d) Buyer is not relying on (and Seller and each of the other Seller Parties does hereby disclaim and renounce) any representations or warranties of any kind or nature whatsoever, whether oral or written, express, implied, statutory or otherwise, from Seller or any other Seller Parties, as to:

            (i) the operation or performance of the Property, the income potential, economic status, uses, or the merchantability, habitability or fitness of any portion of the Property for a particular purpose;

            (ii) the physical condition of the Property or the condition or safety of the Property or any component thereof, including, but not limited to, plumbing, sewer, heating, ventilating and electrical systems, roofing, air conditioning, foundations, soils and geology, including Hazardous Materials, lot size, or suitability of the Property or any component thereof for a particular purpose;

            (iii) the presence or absence, location or scope of any Hazardous
                  Materials in, at, about or under the Property;

            (iv) whether the appliances, if any, plumbing or utilities are in working order;

            (v) the habitability or suitability for occupancy of any structure and the quality of its construction;

            (vi) whether the improvements are structurally sound, in good condition, or in compliance with applicable Laws;

            (vii) the accuracy of any statements, calculations or conditions stated or set forth in the Documents, other books and records concerning the Property, or any of Seller's offering materials with respect to the Property;

                                                       Buyer's As-Is Certificate
                                              SHP/Renaissance Portfolio Contract

            (viii) the dimensions of the Property or the accuracy of any floor plans, square footage, lease abstracts, sketches, or revenue or expense projections related to the Property;

            (ix) the locale of the Property, the leasing market for the Property, or the market assumptions Buyer utilized in its analysis of the Property and determination of the Purchase Price (such as rental rates, leasing costs, vacancy and absorption rates, land values, replacement costs, maintenance and operating costs, financing costs, etc.);

            (x) whether the Property is or would likely constitute a target of terrorist activity or other acts of war;

            (xi) the ability of Buyer to obtain any and all necessary governmental approvals or permits for Buyer's intended use and development of the Property;

            (xii) the leasing status of the Property or the intentions of any parties with respect to the negotiation and/or execution of any lease for any portion of the Property; and

            (xiii) Seller's ownership of any portion of the Property.

      (e) Seller is under no duty to make any affirmative disclosures or inquiry regarding any matter which may or may not be known to Seller or any of the other Seller Parties, and Buyer, for itself and for its successors and assigns, hereby specifically waives and releases Seller and each of the other Seller Parties from any such duty that otherwise might exist.

      4. Except as expressly provided herein below in this Section 4, Buyer, for Buyer and Buyer's successors and assigns, hereby releases Seller and each of the other Seller Parties from, and waives any and all Liabilities against Seller and each of the other Seller Parties for or attributable to or in connection with the Property, whether arising or accruing before, on or after the date hereof and whether attributable to events or circumstances which have heretofore or may hereafter occur, including, without limitation, the following:

            (a) any and all statements or opinions heretofore or hereafter made, or information furnished, by the Seller Parties to Buyer or any of Buyer's Representatives; and

            (b) any and all Liabilities with respect to the structural, physical, or environmental condition of the Property; and

            (c) any and all Liabilities relating to the release of or the presence, discovery or removal of any Hazardous Materials in, at, about or under the Property, or for, connected with or arising out of any and all claims or causes of action based upon

                                                       Buyer's As-Is Certificate
                                              SHP/Renaissance Portfolio Contract

      CERCLA (Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq., as amended by SARA (Superfund Amendment and Reauthorization Act of 1986) and as may be further amended from time to time), the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 et seq., or any related claims or causes of action or any other federal, state or municipal based statutory or regulatory causes of action for environmental contamination at, in, about or under the Property; and

            (d) any and all tort claims made or brought with respect to the Property or the use or operation thereof (except any claim made with respect to any personal injury or death to a resident resulting from, or allegedly resulting from the act or omission of Seller, Property Manager or any of the Employees prior to the Closing Date, with respect to which Seller has retained liability pursuant to Section 15.15.1(ii), subject to the limitations on Seller's liability set forth therein); and

            (e) any implied or statutory warranties or guaranties of fitness, merchantability or any other statutory or implied warranty or guaranty of any kind or nature regarding or relating to any portion of the Property.

The release and waiver set forth in this Section 5 is not intended and shall not be construed to affect or impair any rights or remedies that Buyer may have against Seller as a result of a breach of any of Seller's Warranties or any indemnities, representations, warranties, covenants or agreements made in any other documents or instrument executed by Seller in connection with the Transaction, including, without limitation, the Sale Agreement, to the extent such representations, warranties, covenants, or agreements specifically survive Closing or were made in a document or instrument delivered at Closing.

      5. Buyer hereby (a) assumes and takes responsibility and liability for all Assumed Liabilities, and (b) agrees to indemnify, defend and hold harmless Seller and each of the other Seller Parties from all Assumed Liabilities (including reasonable attorneys' fees, expenses and disbursements). By its execution of this Agreement, Buyer hereby agrees that it shall at all times comply with all applicable Laws involving Hazardous Materials in, at, under or about the Property or the removal of Hazardous Materials from the Property.

      6. Buyer acknowledges and agrees that the provisions of this Agreement were a material factor in Seller's acceptance of the Purchase Price and, while Seller has provided the Documents and cooperated with Buyer, Seller is unwilling to sell the Property unless Seller and the other Seller Parties are expressly released as set forth in Section 4 and Buyer assumes the obligations specified in, and provides the indemnifications set forth in, Section 5. Accordingly, Buyer acknowledges that Buyer has received valid consideration for the releases and indemnities provided by Buyer herein.

      7. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                                                       Buyer's As-Is Certificate
                                              SHP/Renaissance Portfolio Contract

      8. If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

      9. BUYER WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

      10. This Agreement is being executed by Buyer on the same date that the Property is being conveyed by Seller to Buyer pursuant to the Sale Agreement. Buyer acknowledges and agrees that this Agreement was executed immediately after such conveyance, as a material inducement for Seller to make such conveyance and that this Agreement was not merged into the deed and all of Buyer's agreements, waivers and indemnities survive the Closing.

      IN WITNESS WHEREOF, Buyer has executed this Agreement as of the date first set forth hereinabove.

                                        BUYER:

                                        [PURCHASER: __________________________],
                                        [Purchaser: a _________________________]

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        [PURCHASER ASSIGNEE:
                                        _______________________], [Assignee: a
                                        _______________________]

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                                       Buyer's As-Is Certificate
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT D

                        (TO PURCHASE AND SALE AGREEMENT)

RECORDING REQUESTED BY

      Alston & Bird LLP
      One Atlantic Center
      1201 West Peachtree Street
      Atlanta, Georgia  30309-3424
      Attention: Mark C. Rusche

WHEN RECORDED MAIL THIS DEED TO:

      Alston & Bird LLP
      One Atlantic Center
      1201 West Peachtree Street
      Atlanta, Georgia  30309-3424
      Attention: Mark C. Rusche

MAIL TAX STATEMENTS TO:

      [Purchaser Assignee: _______________________]
      [Purchaser Address: _______________________]
                  [Purchaser City/State/Zip: _______________________]

________________________________________
                     SPACE ABOVE THIS LINE FOR RECORDER USE

TITLE OF DOCUMENT: GRANT DEED

                                                                            Deed
                                              SHP/Renaissance Portfolio Contract

                                   GRANT DEED

      APN NO.______________ TITLE NO.______________ ESCROW NO._________________

THE UNDERSIGNED GRANTOR(s) DECLARE(s)
      DOCUMENTARY TRANSFER TAX is $____________CITY TAX $_______________________
      computed on full value of property conveyed, or computed on full value less value of liens or encumbrances remaining at time of sale

          Unincorporated area:          City of _______________, and

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, [SELLER:
____________________], a Delaware limited liability company ("Grantor"), whose mailing address is c/o Prudential Real Estate Investors, Two Ravinia Drive, Suite 400, Atlanta, Georgia 30346, does hereby GRANT(s) to [PURCHASER ASSIGNEE:
_______________________], [Assignee: a _____________________] ("Grantee"), whose mailing address is [Purchaser Address: _______________________], [Purchaser City/State/Zip: _______________________], the real property described on EXHIBIT A attached hereto and made a part hereof, which real property is located in the County of [County: _________________], State of California.

Assessor's ID Number: ____________________

                                                                            Deed
                                              SHP/Renaissance Portfolio Contract

Dated: [Closing Date: _________________].

                                 [SELLER: ____________________], a
                                 Delaware limited liability company

                                 By: SENIOR HOUSING PARTNERS I, L.P., a
                                     Delaware limited partnership, as the
                                     sole Managing Member thereof

                                     By: Senior Housing Partners I, L.L.C., a
                                         Delaware limited liability company, as
                                         the sole General Partner thereof

                                         By: The Prudential Insurance Company of
                                             America, a New Jersey corporation,
                                             as the sole Managing Member thereof

                                             By:
                                                 ----------------------------
                                                 Name: John W. Dark
                                                 Title: Vice President

                                                                            Deed
                                              SHP/Renaissance Portfolio Contract

STATE OF GEORGIA

                                       SS.

COUNTY OF DEKALB

      On __________________, 2005 before me, _____________________________, a
Notary Public, personally appeared John W. Dark, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me all that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

_______________________________
        (Notary Public)

Print Name: ___________________

            AFFIX SEAL (Impressed Seal Only)

                                                                            Deed
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Assessor's ID Number: _____________________________

Being the same property that was conveyed to the party of the first part by __________________________________, by deed dated _____________, of record in the Office of the Clerk of [County: _________________] County, California, in Deed Book _____ page _____, reference to which deed is here made for all pertinent purposes.

                                                                            Deed
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT D

                        (TO PURCHASE AND SALE AGREEMENT)
                               (LEASEHOLD ESTATE)

RECORDING REQUESTED BY

         Alston & Bird LLP
         One Atlantic Center
         1201 West Peachtree Street
         Atlanta, Georgia  30309-3424
         Attention: Mark C. Rusche

WHEN RECORDED MAIL THIS DEED TO:

         Alston & Bird LLP
         One Atlantic Center
         1201 West Peachtree Street
         Atlanta, Georgia  30309-3424
         Attention: Mark C. Rusche

MAIL TAX STATEMENTS TO:

         [Purchaser Assignee:
         _____________________________]
         [Purchaser Address:
         _____________________________]
         [Purchaser City/State/Zip:
         _____________________________]

_______________________________________
      SPACE ABOVE THIS LINE FOR
           RECORDER USE

TITLE OF DOCUMENT: ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

                                       Assignment and Assumption of Ground Lease
                                              SHP/Renaissance Portfolio Contract

                    ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

      THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE (this "Assignment"), made as of this [Closing Date: _________________], by [SELLER: ____________________],
a Delaware limited liability company (herein called "Assignor"), and [PURCHASER
ASSIGNEE: _______________________], [Assignee: a _______________________]
(herein called "Assignee").

                                   WITNESSETH:

      WHEREAS, Assignor is the owner of a leasehold estate (hereinafter, said leasehold estate is referred to as the "Leasehold Estate") under that certain Lease described in EXHIBIT A (the "Ground Lease"); said Leasehold Estate covers real estate located in [County: _________________] County, California, which land (hereinafter, said land is referred to as the "Leasehold Property") is more particularly described on EXHIBIT B attached hereto and made a part hereof;

      WHEREAS, Assignor has agreed to assign, transfer, sell and convey to Assignee all the right, title and interest of the tenant or lessee in, to and under the Leasehold Estate, the Ground Lease and the Leasehold Property; and

      WHEREAS, Assignee has agreed to assume the due and full performance of all of Assignor's obligations, duties and covenants accruing on and after the date hereof under the Ground Lease.

      NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid and delivered by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign, transfer, sell and convey to Assignee, its successors and assigns, without recourse or warranty except as hereinafter provided, all of assignor's right, title and interest in and to the Leasehold Estate, the Ground Lease and the Leasehold Property, subject to those items set forth on EXHIBIT C attached hereto and made a part hereof (the "Permitted Title Exceptions").

      TO HAVE AND TO HOLD the Leasehold Estate, and all of Assignor's right, title and interest in and to the Leasehold Property and the Ground Lease, together with any easements appurtenant thereto and any improvements thereon, and together with all other appurtenances thereunto belonging, or in any manner appertaining, unto Assignee, its successors and assigns, forever. Assignor does hereby covenant and warrant that the Leasehold Estate is free and clear of any and all liens, restrictions and encumbrances arising from the lawful claims of all persons owing, holding or claiming by, through or under Assignor, but not otherwise, other than (i) those set forth in the Ground Lease, (ii) zoning ordinances and restrictions and (iii) the Permitted Title Exceptions.

                                       Assignment and Assumption of Ground Lease
                                              SHP/Renaissance Portfolio Contract

      Assignee assumes and agrees to perform any and all obligations and duties of Assignor as "tenant" or "lessee" or otherwise under the Ground Lease for that period of time from and after the date hereof.

      IN WITNESS WHEREOF, Assignor has executed and delivered this Assignment under seal on the day and year first above written.

                        ASSIGNOR:

                        [SELLER: ____________________], a Delaware
                        limited liability company

                        By: SENIOR HOUSING PARTNERS I, L.P., a
                            Delaware limited partnership, as the sole
                            Managing Member thereof

                            By: Senior Housing Partners I, L.L.C., a
                                Delaware limited liability company, as the sole General Partner thereof

                                By: The Prudential Insurance Company of America,
                                    a New Jersey corporation, as the sole
                                    Managing Member thereof

                                    By:
                                        ----------------------------
                                        Name: John W. Dark
                                        Title: Vice President


Assignment and Assumption of Ground Lease
                                              SHP/Renaissance Portfolio Contract

STATE OF GEORGIA

                                       SS.

COUNTY OF DEKALB

      On __________________, 2005 before me, _____________________________, a
Notary Public, personally appeared John W. Dark, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me all that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

____________________________________
           (Notary Public)

Print Name: ________________________

         AFFIX SEAL (Impressed Seal Only)

                                       Assignment and Assumption of Ground Lease
                                              SHP/Renaissance Portfolio Contract

                                          ASSIGNEE:

                                          [PURCHASER ASSIGNEE:
                                          _______________________], [Assignee: a
                                          _______________________],


                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________

STATE OF ___________________

                                       SS.

COUNTY OF ___________________

      On __________________, 2005 before me, _____________________________, a
Notary Public, personally appeared ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me all that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

___________________________________
          (Notary Public)

Print Name: _______________________

         AFFIX SEAL (Impressed Seal Only)

                                       Assignment and Assumption of Ground Lease
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT E

                        (TO PURCHASE AND SALE AGREEMENT)

                                  BILL OF SALE

      THIS BILL OF SALE ("Bill of Sale"), is made as of [Closing Date:
_________________] by and between [SELLER: ____________________], a Delaware limited liability company ("Seller") and [PURCHASER ASSIGNEE:
_______________________], [Assignee: a _______________________] ("Buyer").

      WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of January ___, 2005, by and between [Purchaser:
_______________________] and Seller (the "Sale Agreement"), Seller agreed to sell to Buyer, inter alia, certain real property, the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement (collectively, the "Real Property") as more particularly described in Exhibit A attached thereto and incorporated herein by this reference, known as [Property Name: _____________________], [County:
_________________] County, California; and

      WHEREAS, by deed of even date herewith, Seller conveyed the Real Property to Buyer and by assignment of even date herewith Seller assigned to Buyer Seller's rights under certain leases relating to the Real Property, as more particularly described in such assignment (collectively, the "Leases"); and

      WHEREAS, in connection with the above described conveyance Seller desires to sell, transfer and convey to Buyer certain items of tangible personal property as hereinafter described.

      NOW, THEREFORE, in consideration of the receipt of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET OVER and DELIVERED and by these presents does hereby GRANT, SELL, TRANSFER, SET OVER and DELIVER to Buyer, its legal representatives, successors and assigns, and Buyer hereby accepts all right, title and interest in and to (a) all tangible personal property owned by Seller that is located on the Real Property and used in the ownership, operation and maintenance of the Real Property, and (b) all books, records and files of Seller relating to the Real Property and the Leases, but specifically excluding therefrom the items described as Confidential Materials (as such term is defined in the Sale Agreement) and any computer software that is licensed to Seller (herein collectively called the "Personal Property").

      Reference is made to that certain As-Is Certificate and Agreement, bearing even date herewith, executed by Buyer for the benefit of Seller (the "As-Is Certificate"), pursuant to which Buyer has (a) agreed to certain limitations on representations, warranties, and liabilities of Seller; (b) waived and released certain rights and claims against Seller and certain of its affiliates; and (c) agreed to assume and indemnify Seller and certain of its affiliates from and against certain

                                                                    Bill of Sale
                                              SHP/Renaissance Portfolio Contract

Assumed Liabilities (as defined in the As-Is Certificate) relating to, arising out of or otherwise attributable to the Property (as defined in the Sale Agreement), including the Personal Property. The As-Is Certificate is binding upon Buyer and its successors and assigns, including successor owners of the Personal Property.

      This Bill of Sale is made without any covenant, warranty or representation by, or recourse against, Seller, as more expressly set forth in the Sale Agreement and the documents executed in connection therewith.

      This Bill of Sale may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

      If any term or provision of this Bill of Sale or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Bill of Sale or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Bill of Sale shall be valid and enforced to the fullest extent permitted by law.

      IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale as of the date first set forth hereinabove.

                        [SELLER: ____________________], a Delaware
                        limited liability company

                        By: SENIOR HOUSING PARTNERS I, L.P., a
                            Delaware limited partnership, as the sole
                            Managing Member thereof

                            By: Senior Housing Partners I, L.L.C., a
                                Delaware limited liability company, as the
                                sole General Partner thereof

                                By: The Prudential Insurance Company of America,
                                    a New Jersey corporation, as the sole
                                    Managing Member thereof

                                    By:
                                        ----------------------------
                                        Name: John W. Dark
                                        Title: Vice President

                                                                    Bill of Sale
                                              SHP/Renaissance Portfolio Contract

                                         ACCEPTED:

                                         [PURCHASER ASSIGNEE:
                                         _______________________], [Assignee: a
                                         _______________________],

                                         By: ___________________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                                                    Bill of Sale
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT F

                        (TO PURCHASE AND SALE AGREEMENT)

                    ASSIGNMENT AND ASSUMPTION OF SPACE LEASES

      THIS ASSIGNMENT AND ASSUMPTION OF SPACE LEASES (this "Assignment"), is made as of [Closing Date: _________________] by and between [SELLER:
____________________], a Delaware limited liability company ("Assignor") and [PURCHASER ASSIGNEE: _______________________], [Assignee: a
_______________________] ("Assignee").

                                   WITNESSETH:

      WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of January ___, 2005, by and between Assignor and [Purchaser: _______________________] (the "Sale Agreement"), Assignor agreed to sell to Assignee, inter alia, certain real property, the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement (collectively, the "Real Property"), known as [Property Name: _____________________], [County: _________________] County,
California. Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and

      WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee certain leases and that Assignor and Assignee shall enter into this Assignment.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. ASSIGNMENT. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor's right, title and interest in, to and under the space leases ("Leases") with the tenants of the Real Property identified on EXHIBIT A attached hereto and incorporated herein by this reference. Assignee hereby accepts the foregoing assignment of the Leases.

      2. AS-IS CERTIFICATE. Reference is made to that certain As-Is Certificate and Agreement, bearing even date herewith, executed by Assignee for the benefit of Assignor (the "As-Is Certificate"), pursuant to which Assignee has (a) agreed to certain limitations on representations, warranties, and liabilities of Assignor; (b) waived and released certain rights and claims against Assignor and certain of its affiliates; and (c) agreed to assume and indemnify Assignor and certain of its affiliates from and against certain Assumed Liabilities (as defined in the As-Is Certificate) relating to, arising out of or otherwise attributable to the Property, including the Leases. The As-Is Certificate is binding upon Assignee and its successors and assigns, including successor owners of an interest in the Leases.

      3. MISCELLANEOUS. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be

                                                            Assignment of Leases
                                              SHP/Renaissance Portfolio Contract
merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

      4. SEVERABILITY. If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

      5. COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first set forth hereinabove.

                                 ASSIGNOR:

                                 [SELLER: ____________________], a Delaware
                                 limited liability company

                                 By: SENIOR HOUSING PARTNERS I, L.P., a
                                     Delaware limited partnership, as the sole
                                     Managing Member thereof

                                     By: Senior Housing Partners I, L.L.C., a
                                         Delaware limited liability company, as
                                         the sole General Partner thereof

                                         By: The Prudential Insurance Company of
                                             America, a New Jersey corporation,
                                             as the sole Managing Member thereof

                                             By:
                                                 ----------------------------
                                                 Name: John W. Dark
                                                 Title: Vice President

                                                            Assignment of Leases
                                              SHP/Renaissance Portfolio Contract

                                         ASSIGNEE:

                                         [PURCHASER ASSIGNEE:
                                         _______________________], [Assignee: a
                                         _______________________]

                                         By: ___________________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                                            Assignment of Leases
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT A

                                 LIST OF TENANTS

                                                            Assignment of Leases
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT G

                        (TO PURCHASE AND SALE AGREEMENT)

                        ASSIGNMENT OF INTANGIBLE PROPERTY

      THIS ASSIGNMENT OF INTANGIBLE PROPERTY (this "Assignment"), is made as of [Closing Date: _________________] by and between [SELLER: ____________________], a Delaware limited liability company ("Assignor") and [PURCHASER ASSIGNEE:
_______________________], [Assignee: a _______________________] ("Assignee").

                                   WITNESSETH:

      WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of January ___, 2005, by and between Assignor and [Purchaser: _______________________] (the "Sale Agreement"), Assignor agreed to sell to Assignee, inter alia, certain real property, the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement (collectively, the "Real Property"), known as [Property Name: _____________________], [County: _________________] County,
California. Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and

      WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee rights to certain intangible property and that Assignor and Assignee shall enter into this Assignment.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. ASSIGNMENT OF CONTRACTS, LICENSES AND PERMITS. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor's right, title and interest in, to and under the following, if and only to the extent the same may be assigned or quitclaimed by Assignor without expense to Assignor:

      (a) all service, supply, maintenance, utility and commission agreements, all equipment leases, and all other contracts, subcontracts and agreements relating to the Real Property and the Personal Property (including all contracts, subcontracts and agreements relating to the construction of any unfinished tenant improvements), all of which are described in EXHIBIT A attached hereto and incorporated herein by this reference (herein collectively called the "Contracts"); and

      (b) to the extent that the same are in effect as of the date hereof, any licenses, permits and other written authorizations necessary for the use, operation or ownership of

                                              Assignment of Intangible Property
                                              SHP/Renaissance Portfolio Contract
            the Real Property described on Exhibit B attached hereto and incorporated herein by this reference (herein collectively called the "Licenses and Permits"); and

      (c)   the rights of Assignor (if any) to the name "[Property Name:
            _____________________]" (it being acknowledged by Assignee that Assignor does not have exclusive rights (and in fact may have no rights) to use such name and Assignor has not registered the same in any manner); and

      (d) any guaranties and warranties in effect with respect to any portion of the Real Property or the Personal Property as of the date hereof.

Assignee hereby accepts the foregoing assignment of the interests described in this Section 1.

      2. AS-IS CERTIFICATE. Reference is made to that certain As-Is Certificate and Agreement, bearing even date herewith, executed by Assignee for the benefit of Assignor (the "As-Is Certificate"), pursuant to which Assignee has (a) agreed to certain limitations on representations, warranties, and liabilities of Assignor; (b) waived and released certain rights and claims against Assignor and certain of its affiliates; and (c) agreed to assume and indemnify Assignor and certain of its affiliates from and against certain Assumed Liabilities (as defined in the As-Is Certificate) relating to, arising out of or otherwise attributable to the Property, including the Contracts and the Licenses and Permits. The As-Is Certificate is binding upon Assignee and its successors and assigns, including successor owners of an interest in the Contracts and the Licenses and Permits.

      3. MISCELLANEOUS. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

      4. SEVERABILITY. If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

      5. COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

                                              Assignment of Intangible Propertys
                                              SHP/Renaissance Portfolio Contract

      IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first set forth hereinabove.

                             ASSIGNOR:

                             [SELLER: ____________________], a Delaware
                             limited liability company

                             By: SENIOR HOUSING PARTNERS I, L.P., a
                                 Delaware limited partnership, as
                                 the sole Managing Member thereof

                                 By: Senior Housing Partners I, L.L.C., a
                                     Delaware limited liability company, as
                                     the sole General Partner thereof

                                     By: The Prudential Insurance Company of
                                         America, a New Jersey corporation,
                                         as the sole Managing Member thereof

                                         By:
                                             ----------------------------
                                             Name: John W. Dark
                                             Title: Vice President

                                              Assignment of Intangible Propertys
                                              SHP/Renaissance Portfolio Contract

                                          ASSIGNEE:

                                          [PURCHASER ASSIGNEE:
                                          _______________________], [Assignee: a
                                          _______________________]

                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________

                                              Assignment of Intangible Propertys
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT A

                                LIST OF CONTRACTS

        (SERVICE, SUPPLY, MAINTENANCE, UTILITY AND COMMISSION AGREEMENTS, AND ALL EQUIPMENT LEASES, AND GUARANTIES AND WARRANTIES, IF ANY)

                                              Assignment of Intangible Propertys
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT H

                        (TO PURCHASE AND SALE AGREEMENT)

                                 NOTICE OF SALE
        (TO TENANTS, REGARDING ASSIGNMENT AND ASSUMPTION OF SPACE LEASES)

TO:   All Tenants of [Property Name:                      [Closing Date:
             _________________________]          _______________________]
      [Property Address:
             _________________________]
      [Property City:
             _____________________],
             California

      RE:   Notice of Change of Ownership of [Property Name: _________________],
           [County: _________________] County, California

To Whom It May Concern:

You are hereby notified as follows:

1. That as of the date hereof, [SELLER: ____________________] has transferred, sold, assigned, and conveyed all of its interest in and to the above-described property (the "Property") to [Purchaser Assignee:
      _______________________], [Assignee: a _______________________] (the "New
      Owner").

2. Future notices and rental payments with respect to your leased premises at the Property should be made to the New Owner in accordance with your Lease terms at the following address:

               [Purchaser Assignee: _______________________]
               [Purchaser Address: _______________________]
               [Purchaser City/State/Zip: ______________________]

3. If there is a security deposit with respect to your lease, it has been transferred to the New Owner and as such the New Owner shall be responsible for holding the same in accordance with the terms of your lease.

                                                       Notice of Sale to Tenants
                                              SHP/Renaissance Portfolio Contract

                                 [SELLER: _________________________], a Delaware
                                 limited liability company

                                 By: SENIOR HOUSING PARTNERS I, L.P., a
                                     Delaware limited partnership, as the sole
                                     Managing Member thereof

                                     By: Senior Housing Partners I, L.L.C., a
                                         Delaware limited liability company, as
                                         the sole General Partner thereof

                                         By: The Prudential Insurance Company of
                                             America, a New Jersey corporation,
                                             as the sole Managing Member thereof

                                             By:
                                                 ----------------------------
                                                 Name: John W. Dark
                                                 Title: Vice President

                                                       Notice of Sale to Tenants
                                              SHP/Renaissance Portfolio Contract

                                         [PURCHASER ASSIGNEE:
                                         _______________________], [Assignee: a
                                         _______________________]

                                         By: __________________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                                       Notice of Sale to Tenants
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT I

                        (TO PURCHASE AND SALE AGREEMENT)

                             NON-FOREIGN CERTIFICATE

      Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform [Purchaser Assignee: _______________________], [Assignee: a _______________________] (the "Transferee") that withholding of tax is not required upon the disposition of a United States real property interest by [SELLER: ____________________], a Delaware limited liability company (the "Seller"), the undersigned hereby certifies the following on behalf of Seller:

      1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); and

      2. Seller is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations issued under the Internal Revenue Code.

      3. Seller's U.S. employer tax identification number is [Insert Seller's Tax ID No.: __________]; and

      4. Seller's office address is c/o Prudential Real Estate Investors, Two Ravinia Drive, Suite 400, Atlanta, Georgia 30346.

      Seller understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

                                                           Non-Foreign Affidavit
                                              SHP/Renaissance Portfolio Contract

      The undersigned declares that the undersigned has examined this certification and to the best of the undersigned's knowledge and belief it is true, correct and complete, and the undersigned further declares that such party has authority to sign this document on behalf of Seller.

Certified, sworn to and subscribed before  [SELLER: ____________________], a
me this ___ day of ____________, 2005.     Delaware limited liability company

                                           By: SENIOR HOUSING PARTNERS I, L.P.,
_________________________________              a Delaware  limited
                                               partnership, as the sole
Notary Public                                  Managing Member  thereof

My Commission Expires:                         By: Senior Housing Partners I,
                                                   L.L.C., a Delaware limited
_________________________________                  liability company, as the
                                                   sole General Partner
                                                   thereof

(NOTARIAL SEAL)                                    By: The Prudential Insurance
                                                       Company of America, a
                                                       New Jersey corporation,
                                                       as the sole Managing
                                                       Member thereof

                                                       By:
                                                           ---------------------
                                                           Name: John W. Dark
                                                           Title: Vice President

                                                           Non-Foreign Affidavit
                                              SHP/Renaissance Portfolio Contract

                                   EXHIBIT J-1

                        (TO PURCHASE AND SALE AGREEMENT)

                 CERTIFICATE REGARDING LIMITED LIABILITY COMPANY
                              STATUS AND AUTHORITY

      The undersigned is the sole Managing Member of [SELLER:
____________________], a Delaware limited liability company (the "Company"), and does hereby certify to [PURCHASER: _______________________], [Purchaser: a _______________________], its successors and assigns, as follows:

      1. The Company is in good standing under the laws of such state and under the laws of any other state in which it is required to qualify to do business.

      2. No suit or proceeding for the dissolution, annulment or liquidation of the Company has been instituted or is now threatened.

      3. The Company has approved the execution and delivery of all documents to be executed and delivered by the Company in connection with the [Purchase Price:
$_____________] sale (the "Transaction") of certain property located in [County:
_________________] County, California from [Seller: ____________________] to
[Purchaser: _______________________], or its successors and assigns ("Purchaser"). The undersigned is duly authorized by the members of the Company and pursuant to the provisions of the Operating Agreement of the Company, and such Managing Member, acting alone, is duly authorized to convey all real and personal property necessary to consummate the Transaction, and to execute any and all instruments necessary to consummate the Transaction, including but not limited to deeds, assignments, agreements, bills of sale, affidavits, certificates, closing statements, and any and all other instruments, all upon such terms and conditions as said Managing Member deems advantageous to the Company.

                                                         Partnership Certificate
                                              SHP/Renaissance Portfolio Contract

      IN WITNESS WHEREOF, the undersigned have hereunto signed and sealed this Certificate as of [Closing Date: _________________].

                                SENIOR HOUSING PARTNERS I, L.P., a
                                Delaware limited partnership

                                By: SENIOR HOUSING PARTNERS I, L.L.C.,
                                    a Delaware limited liability company, as the
                                    sole General Partner thereof

                                    By: The Prudential Insurance Company of
                                        America, a New Jersey corporation, as
                                        the sole Managing Member thereof

                                        By:
                                            ----------------------------
                                            Name: John W. Dark
                                            Title: Vice President

                                                         Partnership Certificate
                                              SHP/Renaissance Portfolio Contract

                                   EXHIBIT J-2

                        (TO PURCHASE AND SALE AGREEMENT)

             CERTIFICATE REGARDING PARTNERSHIP STATUS AND AUTHORITY

      The undersigned is the sole general partner of SENIOR HOUSING PARTNERS I, L.L.C., a Delaware limited liability company (the "Partnership"), and does hereby certify to [PURCHASER: _______________________], [Purchaser: a _______________________], its successors and assigns, as follows:

      1. The Partnership is in good standing under the laws of such state and under the laws of any other state in which it is required to qualify to do business.

      2. No suit or proceeding for the dissolution, annulment or liquidation of the Partnership has been instituted or is now threatened.

      3. The Partnership has approved the execution and delivery of all documents to be executed and delivered by the Partnership in connection with the [Purchase Price: $_____________] sale (the "Transaction") of certain property located in [County: _________________] County, California from [Seller:
____________________] to [Purchaser: _______________________], or its successors and assigns ("Purchaser"). The undersigned general partner is duly authorized by the partners of the Partnership and pursuant to the provisions of the Partnership Agreement of the Partnership, and such partner, acting alone, is duly authorized to convey all real and personal property necessary to consummate the Transaction, and to execute any and all instruments necessary to consummate the Transaction, including but not limited to deeds, assignments, agreements, bills of sale, affidavits, certificates, closing statements, and any and all other instruments, all upon such terms and conditions as said partner deems advantageous to the Partnership.

                                                         Partnership Certificate
                                              SHP/Renaissance Portfolio Contract

      IN WITNESS WHEREOF, the undersigned have hereunto signed and sealed this Certificate as of [Closing Date: _________________].

                                    SENIOR HOUSING PARTNERS I, L.L.C., a
                                    Delaware limited liability company

                                    By: THE PRUDENTIAL INSURANCE
                                        COMPANY OF AMERICA, a New Jersey
                                        corporation, as the sole Managing Member
                                        thereof

                                        By:
                                            ----------------------------
                                            Name: John W. Dark
                                            Title: Vice President

                                                         Partnership Certificate
                                              SHP/Renaissance Portfolio Contract

                                   EXHIBIT J-3

                        (TO PURCHASE AND SALE AGREEMENT)

                 CERTIFICATE REGARDING LIMITED LIABILITY COMPANY
                              STATUS AND AUTHORITY

      The undersigned is the sole Managing Member of SENIOR HOUSING PARTNERS I, L.L.C., a Delaware limited liability company (the "Company"), and does hereby certify to [PURCHASER: _______________________], [Purchaser: a
_______________________], its successors and assigns, as follows:

      1. The Company is in good standing under the laws of such state and under the laws of any other state in which it is required to qualify to do business.

      2. No suit or proceeding for the dissolution, annulment or liquidation of the Company has been instituted or is now threatened.

      3. The Company has approved the execution and delivery of all documents to be executed and delivered by the Company in connection with the [Purchase Price:
$_____________] sale (the "Transaction") of certain property located in [County:
_________________] County, California from [Seller: ____________________] to
[Purchaser: _______________________], or its successors and assigns ("Purchaser"). The Prudential Insurance Company of America, a New Jersey corporation, as the sole Managing Member of the Company, is duly authorized by the managers and members of the Company and pursuant to the provisions of the Operating Agreement of the Company, and such member, acting alone, is duly authorized to convey all real and personal property necessary to consummate the Transaction, and to execute any and all instruments necessary to consummate the Transaction, including but not limited to deeds, assignments, agreements, bills of sale, affidavits, certificates, closing statements, and any and all other instruments, all upon such terms and conditions as said Managing Member deems advantageous to the Company.

      IN WITNESS WHEREOF, the undersigned have hereunto signed and sealed this Certificate as of [Closing Date: _________________].

                                          THE PRUDENTIAL INSURANCE COMPANY
                                          OF AMERICA, a New Jersey
                                          corporation

                                          By:
                                              ----------------------------
                                              Name: John W. Dark
                                              Title: Vice President

                                                                 LLC Certificate
                                              SHP/Renaissance Portfolio Contract

                                   EXHIBIT J-4

                        (TO PURCHASE AND SALE AGREEMENT)

                       CERTIFICATE OF ASSISTANT SECRETARY

STATE OF NEW JERSEY  )

COUNTY OF MORRIS     )

Before me, a Notary Public in and for the above County and State, personally appeared ___________________, to me personally known and known to me to be an Assistant Secretary of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, who, being by me duly sworn according to law, on his/her oath deposes and says that (s)he is an Assistant Secretary of The Prudential Insurance Company of America, having custody of the records of the said Company, and that Article VI of the By-Laws of The Prudential Insurance Company of America, as now in full and force and effect, contains among other provisions, the following, with:

            "Except as provided in the following sentence, the Chief Executive Officer, the President, and any one of the Vice Presidents (however denominated) shall have power to execute on behalf of the corporation all investments, deeds, contracts, and other corporate acts and papers."

Deponent further says that sentence that follows the above-quoted sentence in
Article VI of the By-Laws deals only with contracts of insurance and annuity.

Deponent further says that John W. Dark is one of the Vice Presidents of the said Company, and that __________________ is one of the Assistant Secretaries, and that the above officers were and are Vice President and Assistant Secretary, respectively, having authority to perform the above-mentioned duties on the ___ day of __________, 2005, and that furthermore, John W. Dark has the authority to execute such documents as are permitted by the above-referenced Article VI without attestation by an Assistant Secretary on such date.

Subscribed and sworn to before me           ____________________________________
this _____ day of _________, 2005.          Name: ______________________________
______________________________              Title: Assistant Secretary
Notary Public
My Commission Expires:                             (AFFIX CORPORATE SEAL)
_________________________________
                                               Corporate Secretary's Certificate
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT K
                        (TO PURCHASE AND SALE AGREEMENT)

                           CLOSING STATEMENT AGREEMENT

SELLER:             [SELLER: ____________________]

PURCHASER:          [PURCHASER ASSIGNEE: _______________________]

TRANSACTION:        [PURCHASE PRICE: $_____________] PURCHASE AND SALE

PROPERTY:           [PROPERTY NAME: _____________________], LOCATED IN [COUNTY:
                    _________________] COUNTY, CALIFORNIA

PREI PROPERTY NO.:  [PREI NO.: ____]

DATE CLOSED:        [CLOSING DATE: _________________]

CLOSING AGENT:      [ESCROW COMPANY: _____________]

PURCHASE PRICE:                                                 [PURCHASE PRICE:
                                                                 $____________]

A.   ADJUSTMENTS INCREASING PURCHASE PRICE:

1.   Utility Deposits held by utility companies    $_________
     and transferred to Purchaser by Seller, as
     set forth on EXHIBIT A attached hereto

2.   Purchaser's Share of prepaid service          $_________
     contracts paid by Seller, as set forth on
     EXHIBIT A attached hereto

3.   __________________________                    $_________

TOTAL ADJUSTMENTS INCREASING PURCHASE PRICE                     $_____________

B.   ADJUSTMENTS DECREASING PURCHASE PRICE:

1.   Seller's share of taxes to be paid by         ($________)
     Purchaser, as set forth on EXHIBIT A
     attached hereto

                                                     Closing Statement Agreement
                                              SHP/Renaissance Portfolio Contract

2.   Escrow for Seller's share of utilities to be  ($    0.00)
     paid by Purchaser (utilities to be prorated
     by reading of utility meters as of Closing;
     utility meters to be read as of [Closing
     Date: _________________]), as set forth on
     EXHIBIT A attached hereto

3.   Credit for Cash Security Deposits held and    ($________)
     retained by Seller on Space Leases, as set
     forth on EXHIBIT A attached hereto;  all
     such funds to be retained by Seller for its
     own account, and Purchaser to fund its own
     security deposit accounts

4. Advance Rent Proration (Purchaser's share of ($________) advance rent collected and retained by Seller), as set forth on EXHIBIT A attached hereto

5. Current Rent Proration (Purchaser's share of ($________) current rent collected and retained by Seller), as set forth on EXHIBIT A attached hereto

6.   Credit for Seller's prorata share of Service  ($________)
     Contract Payments to be paid by Purchaser, as set forth on EXHIBIT A attached hereto

7.   Credit for one half of Escrow Charges (if     ($________)
     applicable)

8.   Credit for Escrow for                         ($________)

     _______________________

TOTAL ADJUSTMENTS DECREASING PURCHASE PRICE                     $______________

ADJUSTED PURCHASE PRICE:                                        $______________

CALCULATION OF AMOUNT DUE SELLER:

ADJUSTED PURCHASE PRICE:                                        $______________

                                                     Closing Statement Agreement
                                              SHP/Renaissance Portfolio Contract

LESS DISBURSEMENTS ON BEHALF OF SELLER:

1.   To [Seller Broker Company: _____________] for              $______________
     Real Estate Commission to be paid by wire
     transfer pursuant to instructions as set forth on
     EXHIBIT B attached hereto

2.   To __________________ for payoff of existing loan          $______________
     (payoff as of [Closing Date: _________________];
     per diem equal to $________ per day), to be paid
     by wire transfer pursuant to instructions as set
     forth on EXHIBIT B attached hereto

3.   To Alston & Bird LLP for legal fees and expenses           $______________
     to be paid by wire transfer pursuant to
     instructions as set forth on EXHIBIT B attached
     hereto

4.   To _________________________ for                           $______________
     _______________________________

TOTAL SELLER'S DISBURSEMENTS                                                     ($__________)

BALANCE CASH DUE SELLER AT CLOSING                                                $__________

CALCULATION OF AMOUNTS DUE FROM PURCHASER:

ADJUSTED PURCHASE PRICE:                                                          $__________

PLUS DISBURSEMENTS ON BEHALF OF PURCHASER:

1.   To ________________ for Real Estate Commission to          $______________
     be paid by wire transfer pursuant to instructions
     as set forth on EXHIBIT B attached hereto

2.   To ____________________________ for Recording              $______________
     Costs

3.   To ____________________________ for Transfer Tax           $______________

                                                     Closing Statement Agreement
                                              SHP/Renaissance Portfolio Contract

4.   To [Title Company: _____________] for Title                $______________
     Insurance Premium and Expenses

5.   To _________________________ for Survey Costs              $______________

6.   To [Escrow Company: _____________] for Escrow              $______________
     Charges

7.   To _________________________ for engineering               $______________
     report

8.   To _________________________ for environmental             $______________
     report

9.   To _________________________ for                           $______________
     ______________________________________________

TOTAL PURCHASER'S DISBURSEMENTS                                                  $___________

TOTAL CASH DUE FROM PURCHASER AT CLOSING (ADJUSTED PURCHASE PRICE PLUS           $___________
TOTAL PURCHASER'S DISBURSEMENTS)

LESS EARNEST MONEY DEPOSITED WITH CLOSING AGENT                                  ([EARNEST MONEY:
                                                                                 $__________])

BALANCE CASH DUE FROM PURCHASER AT CLOSING (CERTIFIED FUNDS)                     $___________

AMOUNT DEPOSITED BY PURCHASER AT CLOSING                                         $___________

EXCESS OF AMOUNT DEPOSITED BY PURCHASER AT CLOSING OVER BALANCE CASH DUE
(TO BE RETURNED TO PURCHASER BY WIRE TRANSFER PURSUANT TO SEPARATE               $___________
INSTRUCTIONS FROM PURCHASER)

SPECIAL STIPULATIONS:

The parties hereto hereby agree that the following stipulations shall survive the closing hereof and shall not be merged by the delivery of the Deed:

      1. Possession of the property is granted Purchaser immediately upon closing of this purchase and sale.

                                                     Closing Statement Agreement
                                              SHP/Renaissance Portfolio Contract

      2. Seller directs Closing agent to disburse the Balance Cash Due Seller by wire transfer as follows:

            Bank:                           ____________________________________
            Bank Address:                   ____________________________________
                                            ____________________________________
            Bank ABA No.:                   ____________________________________
            Account Name:                   ____________________________________
            Account No.:                    ____________________________________
            Special Instructions (if any):  ____________________________________

      3. Seller and Purchaser acknowledge that the taxes for the current year prorated herein are based upon the tax bills for the preceding year. In the event the real estate taxes for the current year are greater than the amount apportioned between Seller and Purchaser herein, then Seller shall pay Seller's prorata share of the deficiency to Purchaser upon demand therefor from Purchaser at the time the tax bill is paid. If the taxes are less than the amount so apportioned, then Purchaser shall pay Purchaser's prorata share of the excess to Seller at the time the tax bill is paid.

      4. All of the terms and conditions of that certain Purchase and Sale Agreement (the "Sale Agreement") dated as of January ___, 2005 by and between [Purchaser: _______________________] and Seller are hereby satisfied and merged into the deed, this Closing Statement Agreement and the other conveyance documents delivered in connection herewith, and shall not survive the Closing of this purchase and sale, except as and to the extent otherwise expressly set forth in the Sale Agreement.

      5. The undersigned Broker(s) hereby acknowledges payment in full of all brokerage commissions and fees due and payable in connection with the purchase and sale of the Property.

      6. The parties agree to reprorate any of the Closing Statement Agreement adjustments which ultimately are determined to be in error because of a miscalculation or mutual mistake of fact.

      7. Purchaser hereby acknowledges receipt of all items required by the Sale Agreement to be delivered to Purchaser at or prior to Closing.

      8. Purchaser has received and reviewed at the Property (or in the office of the property manager for the Property) a schedule of the delinquencies with respect to the Property, which shall be collected and prorated in accordance with the Sale Agreement.

      9. Purchaser hereby reaffirms as of the date hereof the representations and warranties of Purchaser set forth in Paragraph 9 of the Sale Agreement, and

                                                     Closing Statement Agreement
                                              SHP/Renaissance Portfolio Contract

            Purchaser confirms that all of the aforesaid representations and warranties are true, correct and complete on the date hereof without exception.

      10. Seller hereby reaffirms as of the date hereof the representations and warranties of Seller set forth in Paragraph 9 of the Sale Agreement, and Seller confirms that all of the aforesaid representations and warranties are true, correct and complete on the date hereof without exception, except as set forth in the documents delivered by Seller to Purchaser of even date, and subject to all of the provisions of Paragraph 9 of the Sale Agreement. With respect thereto, attached hereto as EXHIBIT C are the following items, which constitute exceptions or updates to the representations and warranties of Seller: (a) a Rent Roll current as of the date set forth thereon, and (b) a delinquency report current as of the date set forth thereon.

The undersigned Seller and Purchaser (and any undersigned Broker), having read the foregoing Closing Statement Agreement and having checked, reviewed and approved each of the foregoing credit and disbursement amounts and other provisions, do hereby acknowledge and approve each of the credits and disbursements above set forth and do hereby authorize and direct Closing agent to disburse funds in accordance herewith.

                                                 CLOSING AGENT:

                                                 [ESCROW COMPANY: _____________]

                                                 By:____________________________
                                                    Name:_______________________
                                                    Title:______________________

                                                     Closing Statement Agreement
                                              SHP/Renaissance Portfolio Contract

                       SELLER:

                       [SELLER: ____________________], a Delaware limited
                       liability company

                       By: SENIOR HOUSING PARTNERS I, L.P., a Delaware limited partnership, as the sole Managing Member thereof

                             By: Senior Housing Partners I, L.L.C., a Delaware limited liability company, as the sole General Partner thereof

                                  By:  The Prudential Insurance Company of
                                       America, a New Jersey corporation, as
                                       the sole Managing Member thereof

                                       By: _____________________________
                                           Name: John W. Dark
                                           Title: Vice President

                       PURCHASER:

                       [PURCHASER ASSIGNEE: _______________________], [Assignee:
                       a _____________________]

                       By:______________________________________________
                            Name:_______________________________________
                            Title:______________________________________

                       BROKER:

                       [SELLER BROKER COMPANY: _____________]

                       By:______________________________________________
                            Name:_______________________________________
                            Title:______________________________________

                                                     Closing Statement Agreement
                                              SHP/Renaissance Portfolio Contract

                       BROKER:

                       [BUYER BROKER COMPANY: _____________]

                       By:______________________________________________
                            Name:_______________________________________
                            Title:______________________________________

                                                     Closing Statement Agreement
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT A

                       SCHEDULE OF PRORATIONS AND CREDITS

                                                     Closing Statement Agreement
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT B

                             OTHER WIRE INSTRUCTIONS

[Seller Broker Company: _____________] wire transfer instructions:

            Bank:                               _______________
            Address:                            _______________
                                                _______________
            Account Name:                       _______________
            Account No.:                        _______________
            ABA Routing No.:                    _______________
            Reference:                          _______________

Alston & Bird wire transfer instructions:

            Bank:                               Bank of America
            Address:                            600 Peachtree Street
                                                Atlanta, GA  30308
            Account Name:                       Alston & Bird Operating Account
            Account No.:                        00-010-528-5812
            ABA Routing No.:                    026 009 593
            Reference:                          604042/______

                                                     Closing Statement Agreement
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT C

                        RENT ROLL AND DELINQUENCY REPORT

                                                     Closing Statement Agreement
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT L
                        (TO PURCHASE AND SALE AGREEMENT)

                           VENDOR'S AFFIDAVIT OF TITLE

      [SELLER: ____________________], a Delaware limited liability company (the "Vendor"), by its undersigned officer(s), being first duly sworn, states that Vendor is this day conveying to [PURCHASER ASSIGNEE: _______________________], [Assignee: a _______________________] (the "Purchaser"), by Grant Deed (the "Deed"), certain real estate commonly known as [Property Name:
_____________________], located in [County: _________________] County,
California, more particularly described in Exhibit A attached hereto and made a part hereof (the "Real Estate"), pursuant to that certain Purchase and Sale Agreement (the "Sale Agreement") dated as of January ___, 2005 by and between [Purchaser: _______________________] and Seller. In addition, Vendor, by its undersigned officer, and to such undersigned officer's actual knowledge, states that

      In connection with the sale of the Real Estate, Purchaser has obtained a commitment for an owner's policy of title insurance for the Real Estate issued by [Title Company: _____________] (the "Title Company") as Commitment No. [Title Commitment No.: _____________] (the "Commitment"). Purchaser has also obtained a survey of the Real Estate (the "Survey").

      Vendor's estate in fee simple in the Real Estate is free and clear of every kind or description of lien, lease or encumbrance arising by, through or under Vendor, except as follows:

      1. Current taxes not delinquent, and easements, agreements, restrictions and other matters of record, which, to the extent within Vendor's knowledge, are disclosed or referenced in the Deed.

      2.    All matters disclosed in the Survey.

      3. All matters more particularly described in Exhibit B attached hereto and made a part hereof.

      4.    The rights of the Tenants (as hereinafter defined).

      Vendor has not executed, or permitted anyone in Vendor's behalf to execute, any conveyance, mortgage, lien, lease, security agreement, financing statement or encumbrance of or upon the Real Estate or any fixtures attached thereto, except as stated above, which is now outstanding or enforceable against the Real Estate. Vendor has made no contract to sell all or a part of the Real Estate to any person other than the Purchaser, and Vendor has not given to any person an option to purchase all or any part of the Real Estate, which is enforceable or exercisable now or at any time in the future. There are no unpaid claims for labor done upon or materials furnished for the Real Estate by or on behalf of Vendor in respect of which liens have been or may be filed and there have been no improvements or repairs made to the Real Estate during the 120 days preceding the date hereof that have not been paid in full.

                                                              Affidavit of Title
                                              SHP/Renaissance Portfolio Contract

      There is no judgment against Vendor of any court of the State of California or of any court of the United States that is or may become a lien on the Real Estate. No petition for bankruptcy has been filed by or against Vendor within the last six months, nor is any petition now pending with respect to Vendor for bankruptcy, insolvency or incompetency. Vendor is neither principal nor surety on any bond payable to the State of California.

      The Real Estate is now in possession of Vendor, subject to the rights of the tenants in possession identified on Exhibit C under their respective written leases (the "Tenants"), and no other person has a right to possession or claims possession of all or any part of the Real Estate arising by, through or under Vendor.

      Vendor will deliver possession of the Real Estate to Purchaser on or before the date of closing, free and clear of any right or claim to the possession of the Real Estate of any person claiming by, through or under Vendor, except the Tenants.

      This Affidavit is given to, and may be relied on by, only the Title Company in connection with the issuance of the Title Policy referred to in the Commitment, and by no other party and for no other purpose.

Certified, sworn to and
subscribed  before me this
___ day of ____________, 2005.   [SELLER: ____________________], a Delaware
                                 limited liability company

______________________________   By:  SENIOR HOUSING PARTNERS I, L.P., a
Notary Public                         Delaware limited partnership, as the sole
                                      Managing Member thereof

My Commission Expires:                By: Senior Housing Partners I, L.L.C., a
                                          Delaware limited liability company, as
______________________________            the sole General Partner thereof

(NOTARIAL SEAL)                             By:  The Prudential Insurance
                                                 Company of America, a New
                                                 Jersey corporation, as the sole
                                                 Managing Member thereof

                                                 By:
                                                     ---------------------------
                                                     Name: John W. Dark
                                                     Title: Vice President

                                                              Affidavit of Title
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                                              Affidavit of Title
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT B

                           PERMITTED TITLE EXCEPTIONS

1. Real Estate Ad Valorem Taxes for the year 2005 and subsequent years, not yet due and payable.

2. All other matters of record recorded or filed in the applicable records of [County: _________________] County, California with respect to the real property conveyed hereby.

3. Rights of tenants (and subtenants) and/or lessees (and sublessees) in possession under any recorded or unrecorded leases or rental agreements, as listed on Exhibit C.

                                                              Affidavit of Title
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT C

                                 LIST OF TENANTS

                                                              Affidavit of Title
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT M
                        (TO PURCHASE AND SALE AGREEMENT)

                       BUYER'S ERISA REPRESENTATION (QPAM)

                                               [Closing Date: _________________]

[Seller: ____________________]
c/o Prudential Real Estate Investors
Two Ravinia Drive, Suite 400
Atlanta, Georgia  30346

RE:   Sale of [Property Name: _____________________], [Property Address:
      _____________________], [Property City: _____________________], [County:
      _________________] County, California (the "Property")

Ladies and Gentlemen:

In connection with the above referenced Sale and in order to satisfy compliance with The Employee Retirement Income Security Act of 1974, as amended, the undersigned (hereinafter referred to as "Buyer") represents and warrants to Seller (and, if The Prudential Insurance Company of America ("Prudential") is not the Seller, to Prudential), as follows:

      (1) Buyer is not an employee pension benefit plan subject to the provisions of Title IV of ERISA or subject to the minimum funding standards under Part 3, Subtitle B, Title I of ERISA or Section 412 of the Internal Revenue Code or Section 302 of ERISA, and none of its assets constitutes or will constitute assets of any such employee benefit plan subject to Part 4, Subtitle B, Title I of ERISA.

      (2) Buyer is not a "governmental plan" within the meaning of Section 3(32) of ERISA and the funds used by Buyer to acquire the Property are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

      (3) Neither the undersigned nor any of its affiliates (within the meaning of Part V(c) of Prohibited Transaction Exemption 84-14 granted by the U.S. Department of Labor ("PTE 84-14")) has, or during the immediately preceding year has exercised, the authority to appoint or terminate Seller (or, if Prudential is not the Seller, Prudential) as investment manager of any assets of the employee benefit plans whose assets are held by Seller (or, if Prudential is not the Seller, Prudential) or to negotiate the terms of any management agreement with Seller (or, if Prudential is not the Seller, Prudential) on behalf of any such plan.

      (4) The transaction contemplated hereunder is not specifically excluded by Part I(b) of PTE 84-14);

                                                       Buyer's ERISA Certificate
                                              SHP/Renaissance Portfolio Contract

      (5) Buyer is not a related party of Seller (or, if Prudential is not Seller, Prudential) (as defined in Part V(h) of PTE 84-14);

      (6) The terms of the transaction contemplated hereunder have been negotiated and determined at arm's length, as such terms would be negotiated and determined by unrelated parties; and

      (7) Neither Buyer nor its affiliates (as described in Part V(c) of PTE 84-14) manages or has any discretionary authority with respect to any of the assets of Prudential which are being used to effect this transaction.

                                     [PURCHASER: _______________________],
                                     [Purchaser: a ______________________]

                                     By:________________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                     [PURCHASER ASSIGNEE: ____________________],
                                     [Assignee: a _______________________]

                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                                       Buyer's ERISA Certificate
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT N
                        (TO PURCHASE AND SALE AGREEMENT)

               NOTICES REGARDING LITIGATION, CONTRACT DEFAULTS AND
                        GOVERNMENTAL VIOLATIONS (IF ANY)

1. California Public Interest Group, Inc. v Altera Healthcare, et al (the properties are part of a class action suit)

2. Nohl Ranch (city is requiring a new Plan Check to verify that the property is compliant with R2.1 standards)

3.    Workmans Comp claims

      Seller has provided Purchaser with a two lists summarizing of all potential workers comp claims known to Seller which lists are incorporated by reference

      List 1- dated 12/29/2004 prepared by Kelly Services Inc summarizing potential claims through 12/17/2004

      List 2 - dated 02/02/2004 prepared by Majestic Insurance entitled "Claims Management Report summarizing potential claims after 12/17/2004

     Notices Regarding Litigation, Contract Defaults and Governmental Violations
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT O
                        (TO PURCHASE AND SALE AGREEMENT)

                           LIST OF TENANTS (RENT ROLL)

                                                     List of Tenants (Rent Roll)
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT P
                        (TO PURCHASE AND SALE AGREEMENT)

                             DUE DILIGENCE MATERIALS

1)    Section 1. Building & Zoning

      a)    Final Occupancy Certificates

      b)    Original Building Permits, if available

      c)    Any letters or documentation regarding Code Violations & Citations

2)    Section 2. ALTA Survey and Title Endorsements

      a) ALTA/ACSM Land Title Survey, including Table A Requirements, Items 1-4, 6-7(b), 8-11,13.

3)    Section 3. Operating Information

      a)    Business and/or Operating Licenses and Permits

      b)    Copy of all resident agreements/leases

      c)    Copy of all commercial leases

      d) Insurance summary, including limits, deductibles, certificates for each policy

      e)    Workers Compensation Program Type

      f) Insurance loss history for the previous 2 years (for all insurance policies)

      g)    Property Tax Bills with Valuations (past 3 yrs.)

      h)    Current Rent Schedule

            i)    Unit number or ID

            ii)   Tenant's Name

            iii)  Unit Type (IL/AL/SNF/dementia, No. of Beds and Baths)

            iv)   Square footage

            v) Current Market/street rental rates, including service premiums & care levels

            vi)   Monthly Rent

            vii)  Other fess (2nd person, pet, care levels, etc.)

            viii) Lease commencement date

            ix)   Lease expiration date

            x)    Amount of security deposit held

      i) List of residents currently receiving personal care assistance services through facility and/or outside vendor

      j) List of - residents that are temporary - in respite program, short-term stay program, modified lease arrangement, etc.

      k) List and Copies of Existing Service Contracts, Leases and Vendor Agreements

      l)    Personal Property Schedule (FF&E)

      m)    List of all Employees with the following for each employee:

            i)    Job Titles / Descriptions

            ii)   Current Salaries/wages

            iii) Hours worked - Typical Week & Total for prior calendar year and trailing 12 mos.

                                                         Due Diligence Materials
                                              SHP/Renaissance Portfolio Contract

            iv) For Sales and Marketing Staff include resumes, length of employment, and compensation and bonus plans.

      n)    Most recent payroll register

      o)    Staffing Plans, including responsibilities of each position

      p) Employee handbook and/or information regarding benefit eligibility, life insurance coverage, short and long term disability insurance, medical, prescription, dental, and vision coverage including premiums, vacation, sick time, personal time, holidays, employee assistance program, tuition reimbursement program, service recognition program

      q) All warranties (including, without limitation, the roof warranty), indemnitities and other contractual rights in connection with the ownership, operation and management of the Property, including any such items in respect of Yr. 2000 matters.

      r) Results of the Facility inspection reports performed by the applicable governmental regulatory agency for the past 3 yrs.

      s) Copies of any notices and/or documents relating to any EEOC claims or lawsuits filed in the past 5 years alleging discrimination or unfair treatment.

      t) All data related to past and on-going negotiations with any Labor Organizations (if applicable).

      u)    Copies of all electric, gas, water, sewer, tv, cable bills.

4)    Section 4. Financial Information

      a)    Monthly Detailed Operating Statements (Trailing 24 Months)

      b)    Year- End Detailed Operating Statements (Past 3 Years)

      c)    Current Year (2005) and 2004 Budgets

      d)    Historical Capital Expenditures (Past 3 Years)

      e)    Annual Avg. Historical Occupancy (Past 3 Years)

      f)    Monthly Historical Occupancy (Prior 2 Calendar years & Trailing 24
            Mos.)

      g) Historical Monthly Turnover Schedule (Prior 2 Calendar years & Trailing 24 Mos.). Include number of and reason for move outs by month.

      h)    Sample menus

5)    Section 5. Architectural/Engineering/Environmental

      a)    Copies of past Geotechnical and Seismic Reports (if available).

      b) Copies "As-built" Architectural, Structural and MEP (on-site availability is acceptable)

      c) Copies of past Termite reports / Pest Inspections / Certifications (if available)

      d) Copies of past Physical Property Inspection Reports (report on property condition)

      e)    Number of Parking Spaces.

      f)    Copies of past Phase I Environmental Reports

      g) Section 7. Market Analysis - Profile of current residents - age, gender mix, previous location, marital status, marketing source, influencer involvement, and average length of residency. At a minimum, list of previous addresses (street, city, state and zip code) for current residents and their influencers.

      h)    Copies of marketing plans and budgets (Past 2 Years)

      i)    List of top 20 referral sources

                                                         Due Diligence Materials
                                              SHP/Renaissance Portfolio Contract

      j) Marketing and sales reports used for tracking marketing events, advertising, closing ratios, tours, deposits, etc.

      k) Profile of current active lead bank - size/number of l - ads, any profile information - age, gender mix, previous location, marital status, marketing source, current location

      l)    Procedures/forms used for tracking leads

      m)    Copies of any 3rd party market feasibility reports (if available)

6)    Section 8. Collateral Materials

      a)    All Floor Plans, Brochures and Materials

      b)    Copy of Current Lease Forms

      c)    Current Credit Check Forms

      d) Copies of current yellow page advertisements for all directories and corresponding directory order information

      e)    Current Advertising Program

      f)    List of Member Associations & Schedule of Advertising

7) Section 9. Assisted Living, Skilled Nursing, Dementia Licensing (if applicable or available)

      a) Copies of all licenses (assisted living, home care, dementia care, Medicaid waivers, Medicare/Medicaid certification)

      b)    Copies of initial survey reports and subsequent surveys, if any

      c)    Copies of any complaint reports (or State activity against facility)

      d) Copies of Plans of Correction (POC) addressing previous survey results

      e)    Staffing patterns (current AL FTEs)

      f) Assisted Living Collateral Materials (price sheet and service descriptions)

      g)    Copy of Administrator's License

      h)    Copy of Administrator's Resume (credentials)

      i)    Inservice training plans/records

      j)    Copy of Disaster Plan and Evacuation Routes

      k)    Copy of Activity Calendars for past 12 months

      l)    Records of Staff Orientation

      m) Information on on-site outside providers (i.e., Home Care Agencies, if applicable)

      n) Record of Administrator/Direct Care Staff Criminal Background Checks, if applicable

      o) Record of fingerprinting for Administrator and other applicable staff, if required

      p) Record of health clearance for Administrator and other applicable staff, if required

                                                         Due Diligence Materials
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT Q
                        (TO PURCHASE AND SALE AGREEMENT)

                        GROUND LEASE ESTOPPEL CERTIFICATE

      THIS ESTOPPEL CERTIFICATE ("Certificate"), dated as of the ____ day of ___________________, 2005, is executed by RSZ Partnership, a California general partnership ("Landlord"), in favor of ________________________________, a
____________________________ ("Assignee").

                                    RECITALS

      A. Abraham Rubin and Helen Rubin (collectively, the "Original Landlord") and Ocean House Investment Company, a general partnership ("OHIC"), entered into
(i) that certain Lease, dated as of July 15, 1983 (the "Original Lease"), and
(ii) that certain Letter Agreement, dated as of July 15, 1983 (the "Amendment")(the Original Lease, the Amendment and all previous amendments, assignments, modifications and supplements as set forth in Section 1, below, the "Ocean House Lease"), for certain premises commonly known as "Ocean House" located in 2107 Ocean Avenue, Santa Monica, California, as more particularly described on Exhibit A attached hereto (the "Ocean House Project").

      B. Landlord is the Original Landlord's successor-in-interest, as landlord, under the Ocean House Lease. SHP Ocean House, LLC a Delaware limited liability company, as tenant ("SHP"), is OHIC's successor-in-interest, as tenant under the Ocean House Lease.

      C. Landlord has been informed that SHP, as "Seller", and Assignee, as "Buyer", have entered into that certain Agreement for Purchase and Sale, dated as ___________, 2005 (the "Purchase Agreement"), whereby Assignee has agreed, among other things, to assume SHP's obligations under the Ocean House Lease.

      D. Pursuant to Article 28 of the Lease, Landlord has agreed that upon the tenant's request, Landlord would execute and deliver an estoppel certificate as specified therein.

      E. In connection with the Purchase Agreement, SHP, as tenant, has requested that Landlord execute this Certificate.

      NOW THEREFORE, Landlord hereby certifies, warrants and represents to Assignee as follows:

                                    AGREEMENT

      1. The Ocean House Lease has not been amended, modified or supplemented except as follows: (a) the Amendment to Lease (Letter) dated July 15, 1983, (b) the Assignment of the

                                                           Ground Lease Estoppel
                                              SHP/Renaissance Portfolio Contract

Ocean House Lease dated June 15, 1984 between Ocean House Investment Company, a general partnership, and Senior Inns of America Venture ("SIA"), the Assignment of the Ocean House Lease dated March 23, 1987 between SIA and Shearson August Property Partnership ("SAPP"), (d) the assignment documents providing for the transfer of Landlord's interest to RSZ Partnership, (e) the Lease Assignment, dated October 13, 1998, made and entered into between Senior Income Fund L.P., a Delaware limited partnership ("SIF") and MBK Senior Living Communities, Ltd. ("MSLC"), (f) Lessor Estoppel Certificate and Addendum given to The Sumitomo Bank, Limited, by Landlord, dated September 9, 1998, (g) a letter agreement, dated October 9, 1998, from The Sumitoto Bank, Ltd. and the Landlord, (h) the Escrow and Security Agreement (Earthquake Repair Account), dated as of September 25, 1998, by MSLC, as tenant, Landlord and The Sumitomo Bank, Limited (the "Earthquake Escrow Agreement"), (i) Subordination, Non-Disturbance and Attornment Agreement, dated as of May 1, 1987, (j) an Amendment to Subordination, Non-Disturbance and Attornment Agreement, dated as of September 25, 1998, among MSLC, Landlord and City National Bank, along with the Subordination Agreement, as defined therein, and (k) Lease Assignment, dated December 5, 2000 between MBK Senior Living Communities, Ltd. And SHP Ocean House, LLC, and the Ocean House Lease as so amended, modified and supplemented represents the entire agreement between Landlord and tenant with respect to the use, occupancy and maintenance of the Ocean House Project. Landlord has not transferred, conveyed, assigned, mortgaged or otherwise encumbered any of its right, title or interest in the Ocean House Project or the Ocean House Lease.

      2. The "Term Commencement Date" of the Ocean House Lease (as such term is defined therein) is August 1, 1983 and the initial term of the Ocean House Lease expires __________, 20_____. The tenant has the right to extend the term for _______________. All rentals and other payments to be made under the Ocean House Lease have been paid to and including _________, 2005.

      3. As of the date hereof, the Ocean House Lease is in full force and effect and has not been terminated. SHP, as tenant, is not in default and Landlord is not aware of any event which might (with the giving of notice or the passage of time, or both) constitute a default under the Ocean House Lease.

      4. Annual rent is currently $________________ and is next subject to readjustment on _______________, 200___.

      5. Notwithstanding any provision of the Ocean House Lease to the contrary, Landlord hereby consents to (a) the assignment of the Ocean House Lease to Assignee, (b) the management of the Ocean House Project by ___________________, and (c) any transfer to or by any leasehold mortgagee or its designee or any purchaser at a foreclosure sale subsequent to a foreclosure of the leasehold deed of trust or delivery of a deed-in-lieu thereof, subject to and in accordance with the provisions of Section 18 of the Ocean House Lease.

      6. Pursuant to Section 18 of the Ocean House Lease, immediately upon confirmation in writing by any leasehold mortgagee to Landlord at the address set forth in the Ocean House Lease that a deed of trust has been executed, such leasehold mortgagee shall have all of the rights

                                                           Ground Lease Estoppel
                                              SHP/Renaissance Portfolio Contract
and privileges of a leasehold mortgagee under the Ocean House Lease. Notwithstanding any provision of the Ocean House Lease to the contrary, if Lessor gives a termination notice under the Ocean House Lease it will concurrently give such notice to such leasehold mortgagee at the following address.

                         _____________________________
                         _____________________________
                         _____________________________
                         _____________________________

as such other address as may be specified by notice to Landlord. No agreement between Landlord and tenant modifying, amending, canceling, terminating or surrendering the Ocean House Lease, or any part thereof, shall be effective without the prior written consent of such leasehold mortgagee.

      7. Landlord agrees to give all notices given to Assignee, as tenant under the Ocean House Lease at the following addresses:

          if to tenant:

          FIT REN LLC
          c/o Fortress Investment Group LLC
          1251 Avenue of the Americas
          16th Floor
          New York, New York  10020
          Attention:  William B. Doniger

          and will give a copy to:

          Skadden, Arps, Slate, Meagher & Flom LLP
          Four Times Square
          New York, New York 10036-6522
          Attention:  David L. Nagler, Esq.

      Nothing herein shall be deemed to provide any release of SHP from any obligations under the Ocean House Lease. Nothing contained herein shall, or nor shall the delivery of this Certificate, alter, modify or waive the terms of
Section 28 of the Ocean House Lease, nor shall the form or substance thereof provide a precedent for any future statements or certificates pursuant to such Section.

      Landlord makes this Certificate with the knowledge that it will be relied upon by Assignee in agreeing to assume the Ocean House Lease, by ________________ Title Insurance Company, and by
_____________________________________, or any lender who make a loan which is secured in whole or in part by Assignee's interest in the Ocean House Lease, and by their successors and assigns. Landlord has executed this Certificate as of the date first written above.

                                                           Ground Lease Estoppel
                                              SHP/Renaissance Portfolio Contract

                           LANDLORD:

                           RSZ PARTNERSHIP, a California partnership

                           By: /s/ Chaim B. Rubin
                               ------------------------------------------------
                                    Chaim B. Rubin

                                            By: /s/ Jacob Rubin
                                                --------------------------------
                                                     Jacob Rubin

                                            By: /s/ Gloria Schonberger
                                                --------------------------------
                                                     Gloria Schonberger

                                            By: /s/ Deena Zyskind
                                                --------------------------------
                                                     Deena Zyskind

                                                           Ground Lease Estoppel
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT R
                        (TO PURCHASE AND SALE AGREEMENT)

                          LIST OF LICENSES AND PERMITS

1. State of California - Department of Social Services (DSS) Assisted Living Licenses for the following communities.

      a.    The Gables

      b.    Inn at the Park

      c.    The Lexington

      d.    Mirage Inn

      e.    Nohl Ranch Inn

      f.    Oak Tree Villa

      g.    Ocean House

2.    DSS Residential Elderly Administrator's License for the following:

      a.    Cecilia DaSilva - The Gables

      b.    Gail Cimini - Mirage Inn

      c.    Kimberly Taylor - Nohl Ranch Inn

      d.    Janice Carter - The Lexington

      e.    Suzanne Stone-Yao - Oak Tree Villa

      f.    Ed Silva - Ocean House

      g.    Phillip Barklow - Inn at the Park

3.    Certificates of Occupancy for all communities, except Paulin Creek.

4.    Inn at the Park License and Permits provided to Brookdale:

      a.    Ford 1999 vehicle registration

      b.    Mercury 2003 vehicle registration

      c.    Elevator permit - conveyance number 088952

      d.    Elevator permit - conveyance number 088953

      e.    Elevator permit - conveyance number 088954

      f.    Beauty Salon operating permit

5.    Oak Tree Villa License and Permits provided to Brookdale:

      a.    Ford 1997 vehicle registration

      b.    Goshe 1996 vehicle registration

      c.    Elevator permit - conveyance number 088182

      d.    Elevator permit - conveyance number 088183

      e.    Elevator permit - conveyance number 088184

      f.    Elevator permit - conveyance number 088185

      g.    Elevator permit - conveyance number 088186

6.    Ocean House License and Permits provided to Brookdale:

      a.    Ford 1996 vehicle registration

      b.    Ford 2000 vehicle registration

      c.    Elevator permit - conveyance number 036858

      d.    Elevator permit - conveyance number 036859

                                                    List of Licenses and Permits
                                              SHP/Renaissance Portfolio Contract

7.    Mirage Inn License and Permits provided to Brookdale:

      a. Elevator permit - conveyance number 118001 Expired 6/25/04 - (Renaissance in progress of obtaining current ones)

      b. Elevator permit - conveyance number 118002 Expired 6/25/04 - (Renaissance in progress of obtaining current ones)

      c. Elevator permit - conveyance number 118003 Expired 6/25/04 - (Renaissance in progress of obtaining current ones)

      d. Elevator permit - conveyance number 118004 Expired 6/25/04 - (Renaissance in progress of obtaining current ones)

      e.    Certificate of Occupancy

      f.    Lincoln 2000 vehicle registration

      g.    Goshe 1999 vehicle registration

8.    Nohl Ranch Inn License and Permits provided to Brookdale:

      a.    Ford 1996 vehicle registration

      b.    Anaheim Fire Department Fire Code Permit

      c.    Elevator permit - conveyance number 085017

      d.    Elevator permit - conveyance number 085018 - Expired
            6/16/2004(Renaissance in progress of obtaining a current one)

9.    Pacific Inn License and Permits provided to Brookdale:

      a.    Supra 1997 vehicle registration

      b.    Champ 2002 vehicle registration

      c.    Elevator permit - conveyance number 084737

      d.    Elevator permit - conveyance number 084738

      e.    Certificate of Occupancy

      f.    City of Torrance Health Permit

      g.    City of Torrance Business License

10.   The Gables License and Permits provided to Brookdale:

      a.    Ford 2001 vehicle registration

      b.    Elevator permit - conveyance number 094072

11.   Paulin Creek License and Permits provided to Brookdale:

      a.    Dodge 2000 vehicle registration

      b.    Ford 2004 vehicle registration

      c.    Ford 1992 vehicle registration

      d.    Elevator permit - conveyance number 096321

      e.    Elevator permit - conveyance number 096322

      f.    Elevator permit - conveyance number 096323

      g.    Elevator permit - conveyance number 096433

      h.    Elevator permit - conveyance number 096434

      i.    Two City of Santa Rosa Fire Department Consolidated Permit to
            Operate

      j.    County of Sonoma Dept of Health Services Retail Food Facility Permit

      k.    Beauty salon operators permit

                                                    List of Licenses and Permits
                                              SHP/Renaissance Portfolio Contract

12.   The Lexington License and Permits provided to Brookdale:

      a.    Ford 1991 vehicle registration

      b.    Mercury 2000 vehicle registration

      c.    Elevator permit - conveyance number 099048

      d.    Elevator permit - conveyance number 099268

      e.    Elevator permit - conveyance number 099269

      f.    Certificate of Occupancy

      g.    Beauty salon operators permit

                                                    List of Licenses and Permits
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT S
                        (TO PURCHASE AND SALE AGREEMENT)

                              FORMS OF SNF ESTOPPEL

                           LEASE ESTOPPEL CERTIFICATE
                              VICTORIA CARE CENTER

      THIS ESTOPPEL CERTIFICATE ("Certificate") is made by Beverly Enterprises-California, Inc., a California corporation ("Tenant") in favor of ________________________, a _______________ limited partnership (the "Landlord')
and _______________________, a _______________ limited partnership, and its successors and assignees ("Purchaser").

            A. Landlord is the owner of certain real property and a nursing home located thereon known as the Victoria Care Center, a 188 bed long-term care nursing facility located at 5445 Everglades Street, Ventura, California 93003 (the "Facility", as hereinafter more fully defined and described), and Tenant leased the Facility and certain personal property located thereon which is owned by Landlord (the "Personal Property"), from Landlord on the terms, conditions, covenants and agreements in a Lease (Skilled Nursery Facility) by and between Landlord and Tenant dated November 10, 1998, which is attached hereto and incorporated herein as Exhibit A, which lease was supplemented by that certain Lease Commencement Supplement dated January 1, 1999, which is attached hereto and incorporated herein as Exhibit B, that certain Transition Agreement dated October 26, 1998 which is attached hereto and incorporated herein as Exhibit C and that certain Guaranty by Beverly Enterprises, Inc. dated November 10, 1998, which is attached hereto and incorporated herein as Exhibit D (as so supplemented, the "Lease"). All defined terms as used herein shall have the same meaning as in the Lease unless otherwise specifically defined herein.

            B. Pursuant to that certain Sublease Agreement dated October 31, 2003, which is attached hereto as Exhibit E (the "Sublease"), Tenant, as Sublandlord, subleased all of Tenant's interest in the Lease to Ventura Investments, L.P., a California limited partnership (the "Subtenant") with Longwood Management Corporation, a California corporation, as Guarantor. Subtenant subleased Subtenant's interest in the Sublease pursuant to that certain Second Sublease Agreement dated November 1, 2003, attached hereto as Exhibit F (the "Second Sublease"), to Victoria Ventura Healthcare LLC, a Nevada limited liability company (the "Second Subtenant") with The Ensign Group, Inc., a Delaware corporation, as Guarantor.

            C. Landlord is also the owner of certain real property and an assisted living facility located thereon known as the Victorian, at 5440 Ralston Street Ventura, California 93003 (the "Adjoining Property," as hereinafter more fully defined and described) the Facility and the Adjoining Property are herein collectively referred to as the "Combined Premises").
                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract

            D. Landlord intends to sell the Combined Premises and assign the Lease to Purchaser. In connection with the sale, the Purchaser has requested this Certificate.

      The undersigned Tenant hereby acknowledges for the benefit of the Landlord, Purchaser, any title insurance company insuring the Combined Premises any lender making a loan secured by the Combined Premises, and their respective successors and assigns, the following:

      1. The Lease sets forth the entire agreement between Tenant and Landlord with respect to the leasing of the Facility and, other than the Sublease and the Second Sublease, there are no other agreements, modifications or amendments, written or oral, which affect Tenant's occupancy of the Facility.

      2. Each of the Lease and Sublease has been duly authorized, executed and delivered by Tenant is in full force and effect, and is binding on the Tenant, and has not been modified, changed altered or amended.

      3. Second Subtenant is in possession of, and occupies the Facility for the purposes permitted under the Lease. The Landlord has fully performed all construction obligations, if any, under the Lease and Tenant has received all tenant improvement allowances or other construction funds, if any, payable by Landlord under the Lease.

      4. The Term of the Lease commenced on January 1, 1999, and will expire on December 31, 2013. Tenant has no right to renew or extend the Term of the Lease or any expansion rights under the Lease, except that Tenant has the right to renew and extend this Lease for three (3) additional five (5) year terms under
Section 1.02 of the Lease.

      5. Notwithstanding any provision of the Lease to the contrary, including, without limitation, Article 29 of the Lease, Tenant hereby acknowledges and agrees that it no longer has any rights pursuant to Article 29 of the Lease and has no right of first offer, right of first refusal or similar right to purchase the Combined Premises.

      6. No security deposit has been deposited with Landlord.

      7. No Monthly Rent, Impositions, Additional Rent or charges payable under the Lease have been paid more than one (1) month in advance. All Monthly Rent, Impositions, Additional Rent or other charges under the Lease have been paid through ________, 2005.

      8. The current Monthly Rent payable under the Lease is _____________________ Dollars ($___________.00).

      9. Tenant is not the subject of any pending bankruptcy, insolvency, debtor's relief, reorganization, receivership, or similar proceedings, nor the subject of a ruling with respect to any of the foregoing

      10. Tenant has not made any agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract
similar rent concession. Tenant is not entitled to any credit, setoff, defense or counterclaim against any rent or other charge or rent concession under the Lease except as set forth in the Lease.

      11. The interest of Tenant in the Lease has not been assigned or encumbered, other than pursuant to the Sublease and the Second Sublease.

      12. There exists no defense to, or right of offset against, enforcement of the Lease by Landlord. There are no uncured defaults by Landlord or Tenant under the Lease and the undersigned knows of no events or conditions which with the passage of time or notice or both, would constitute a default by Landlord or Tenant under the Lease.

      13. No guarantor of the Lease has been released or discharged, voluntarily or involuntarily, or by operation of law from any obligation under or in connection with the Lease.

      14. Tenant hereby consents to the purchase of the Combined Premises by Purchaser and the encumbrancing of the Combined Premises by any lender(s) selected by Purchaser. Further, Tenant hereby consents to Purchaser entering into a management agreement ("Management Agreement") with BLC Lexington, L.P. ("Manager") and acknowledges that Manager shall be obligated on and responsible for all of the duties, responsibilities and obligations of the "ASL Operator" during the term of the Management Agreement.

      15. Tenant confirms that it has obtained and maintains all necessary licenses from the State of California Department of Health Services or such other agencies or government instrumentalities as are necessary to operate the Facility and Tenant has not received notice of any violations from the California Department of Social Services or any other governmental authority, which have not been cured. Tenant has not received any notice of any violation of any federal, state, county or municipal laws, regulations, or ordinances, orders or directives relating to the use or condition of the Facility, which violation remains uncured.

      It is understood that Landlord is relying on this Certificate and that this Certificate will also be relied upon by Purchaser, the title insurance company insuring the title to the Combined Premises, and any lender who will make a loan to be secured by a deed of trust on the Combined Premises and all of their respective successors and assigns. Tenant acknowledges the right of Purchaser, any lender of Purchaser, and any title insurance company to rely upon the statements and representations of Tenant contained in this Certificate.

      This Certificate has been executed effective as of ______________, 2005

                                           "Tenant"

                                           BEVERLY ENTERPRISES-CALIFORNIA, INC.,
                                           a California corporation

                                           By:__________________________________

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract

                                           Its:_________________________________

THE UNDERSIGNED GUARANTOR OF THE LEASE ACKNOWLEDGES AND CONFIRMS THE TRUTH AND ACCURACY OF ALL OF THE MATTERS SET FORTH IN THE CERTIFICATE AND AGREES TO BE BOUND BY ALL SUCH MATTERS.

                                           BEVERLY ENTERPRISES, INC., a Delaware
                                           corporation

                                           By:__________________________________

                                           Its:_________________________________

                                           By:__________________________________

                                           Its:_________________________________

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract

                          SUBLEASE ESTOPPEL CERTIFICATE
                              VICTORIA CARE CENTER

      THIS ESTOPPEL CERTIFICATE ("Certificate") is made by Ventura Investments, L.P., a California limited partnership ("Subtenant") in favor of Beverly Enterprises-California, Inc., a California corporation (the "Prime Tenant") and _______________________, a _______________ limited partnership, and its successors and assignees ("Purchaser").

   A. _______________, a ________________________ (the "Owner") is the owner of certain real property and a nursing home located thereon known as the Victoria Care Center, a 188 bed long-term care nursing facility located at 5445 Everglades Street, Ventura, California 93003 (the "Facility", as hereinafter more fully defined and described), and Prime Tenant leased the Facility and certain personal property located thereon which is owned by Owner (the "Personal Property"), from Owner on the terms, conditions, covenants and agreements in a Lease (Skilled Nursery Facility) by and between Owner and Prime Tenant dated November 10, 1998, which is attached hereto and incorporated herein as Exhibit A, which lease was supplemented by that certain Lease Commencement Supplement dated January 1, 1999, which is attached hereto and incorporated herein as Exhibit B, that certain Transition Agreement dated October 26, 1998 which is attached hereto and incorporated herein as Exhibit C and that certain Guaranty by Beverly Enterprises, Inc. dated November 10, 1998, which is attached hereto and incorporated herein as Exhibit D (as so supplemented, the "Lease"). All defined terms as used herein shall have the same meaning as in the Lease unless otherwise specifically defined herein.

   B. Pursuant to that certain Sublease Agreement dated October 31, 2003, which is attached hereto as Exhibit E (the "Sublease"), Prime Tenant, as Sublandlord, subleased all of Prime Tenant's interest in the Lease to Subtenant, with Longwood Management Corporation, a California corporation, as Guarantor. Subtenant subleased Subtenant's interest in the Lease pursuant to that certain Second Sublease Agreement dated November 1, 2003, attached hereto as Exhibit F (the "Second Sublease"), to Victoria Ventura Healthcare LLC, a Nevada limited liability company (the "Second Subtenant") with The Ensign Group, Inc., a Delaware corporation, as Guarantor.

   C. Owner is also the owner of certain real property and an assisted living facility located thereon known as the Victorian, at 5440 Ralston Street Ventura, California 93003 (the "Adjoining Property," as hereinafter more fully defined and described) the Facility and the Adjoining Property are herein collectively referred to as the "Combined Premises").

   D. Owner intends to sell the Combined Premises and assign the Lease to Purchaser. In connection with the sale, the Purchaser has requested this Certificate.

      The undersigned Subtenant hereby acknowledges for the benefit of the Owner, Prime Tenant and Purchaser, any title insurance company insuring the Combined Premises any lender making a loan secured by the Combined Premises, and their respective successors and assigns, the following:

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract

      1. The Lease sets forth the entire agreement between the Prime Tenant and Owner and the Sublease sets forth the entire agreement between the Prime Tenant and the Subtenant with respect to the leasing of the Facility and, other than the Second Sublease, there are no other agreements, modifications or amendments, written or oral, which affect Subtenant's occupancy of the Facility.

      2. Each of the Sublease and Second Sublease has been duly authorized, executed and delivered by Subtenant is in full force and effect, and is binding on the Subtenant, and has not been modified, changed altered or amended.

      3. Second Subtenant is in possession of, and occupies the Facility for the purposes permitted under the Lease.

      4. The Term of the Sublease commenced on October 31. 2003, and will expire on December 31, 2013. Subtenant has no right to renew or extend the Term of the Sublease or any expansion rights under the Sublease.

      5. No security deposit has been deposited with Owner.

      6. No Monthly Rent, Impositions, Additional Rent or charges payable under the Sublease have been paid more than one (1) month in advance. All Monthly Rent, Impositions, Additional Rent or other charges under the Sublease have been paid through ________, 2005.

      7. The current Monthly Rent payable under the Sublease is _____________________ Dollars ($___________.00).

      8. Subtenant is not the subject of any pending bankruptcy, insolvency, debtor's relief, reorganization, receivership, or similar proceedings, nor the subject of a ruling with respect to any of the foregoing

      9. Subtenant has not made any agreement with Owner, Prime Tenant, any agent, representative or employee of either concerning free rent, partial rent, rebate of rental payments or any other similar rent concession. Subtenant is not entitled to any credit, setoff, defense or counterclaim against any rent or other charge or rent concession under the Sublease.

      10. The interest of Subtenant in the Sublease has not been assigned or encumbered, other than pursuant to the Second Sublease.

      11. There exists no defense to, or right of offset against, enforcement of the Sublease by Prime Tenant. There are no uncured defaults by Prime Tenant or Subtenant under the Sublease and the undersigned knows of no events or conditions which with the passage of time or notice or both, would constitute a default by Prime Tenant or Subtenant under the Sublease.

      12. Subtenant confirms that it has obtained and maintains all necessary licenses from the State of California Department of Health Services or such other agencies or government instrumentalities as are necessary to operate the Facility and Subtenant has not received notice of any violations from the California Department of Social Services or any other governmental authority, which have not been cured. Subtenant has not received any notice of any violation of

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract
any federal, state, county or municipal laws, regulations, or ordinances, orders or directives relating to the use or condition of the Facility, which violation remains uncured.

      It is understood that Owner is relying on this Certificate and that this Certificate will also be relied upon by Purchaser, the title insurance company insuring the title to the Combined Premises, and any lender who will make a loan to be secured by a deed of trust on the Combined Premises and all of their respective successors and assigns. Subtenant acknowledges the right of Purchaser, any lender of Purchaser, and any title insurance company to rely upon the statements and representations of Subtenant contained in this Certificate.

      This Certificate has been executed effective as of ______________, 2005

                                     "Subtenant"

                                     VENTURA INVESTMENTS, L.P., a California
                                     limited partnership

                                     By:______________________________________

                                     Its:_____________________________________

THE UNDERSIGNED GUARANTOR OF THE SUBLEASE ACKNOWLEDGES AND CONFIRMS THE TRUTH AND ACCURACY OF ALL OF THE MATTERS SET FORTH IN THE CERTIFICATE AND AGREES TO BE BOUND BY ALL SUCH MATTERS.

                                     LONGWOOD MANAGEMENT CORPORATION,
                                     a California corporation

                                     By:______________________________________

                                     Its:_____________________________________

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract

                      SECOND SUBLEASE ESTOPPEL CERTIFICATE
                              VICTORIA CARE CENTER

      THIS ESTOPPEL CERTIFICATE ("Certificate") is made by Victoria Ventura Healthcare, LLC, a Nevada limited liability company ("Second Subtenant"), in favor of Ventura Investments, L.P., a California limited partnership (the "Subtenant") and _______________________, a _______________ limited partnership, and its successors and assignees ("Purchaser").

   A. _____________________, a ____________________________ (the "Owner") is the
      owner of certain real property and a nursing home located thereon known as the Victoria Care Center, a 188 bed long-term care nursing facility located at 5445 Everglades Street, Ventura, California 93003 (the "Facility", as hereinafter more fully defined and described), and Beverly Heathcare-California, Inc. (the "Prime Tenant") leased the Facility and certain personal property located thereon which is owned by Owner (the "Personal Property"), from Owner on the terms, conditions, covenants and agreements in a Lease (Skilled Nursery Facility) by and between Owner and Prime Tenant dated November 10, 1998, which is attached hereto and incorporated herein as Exhibit A, which lease was supplemented by that certain Lease Commencement Supplement dated January 1, 1999, which is attached hereto and incorporated herein as Exhibit B, that certain Transition Agreement dated October 26, 1998 which is attached hereto and incorporated herein as Exhibit C and that certain Guaranty by Beverly Enterprises, Inc. dated November 10, 1998, which is attached hereto and incorporated herein as Exhibit D (as so supplemented, the "Lease"). All defined terms as used herein shall have the same meaning as in the Lease unless otherwise specifically defined herein.

   B. Pursuant to that certain Sublease Agreement dated October 31, 2003, which is attached hereto as Exhibit E (the "Sublease"), Prime Tenant subleased all of Prime Tenant's interest in the Lease to Subtenant with Longwood Management Corporation, a California corporation, as Guarantor. Subtenant subleased Subtenant's interest in the Lease pursuant to that certain Second Sublease Agreement dated November 1, 2003, attached hereto as Exhibit F (the "Second Sublease"), to Second Subtenant with The Ensign Group, Inc., a Delaware corporation, as Guarantor.

   C. Owner is also the owner of certain real property and an assisted living facility located thereon known as the Victorian, at 5440 Ralston Street Ventura, California 93003 (the "Adjoining Property," as hereinafter more fully defined and described) the Facility and the Adjoining Property are herein collectively referred to as the "Combined Premises").

   D. Owner intends to sell the Combined Premises and assign the Lease to Purchaser. In connection with the sale, the Purchaser has requested this Certificate.

      The undersigned Second Subtenant hereby acknowledges for the benefit of the Owner, Prime Tenant, Subtenant and Purchaser, any title insurance company insuring the Combined Premises any lender making a loan secured by the Combined Premises, and their respective successors and assigns, the following:

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract

      1. The Lease sets forth the entire agreement between Prime Tenant and Owner, the Sublease sets forth the entire agreement between the Prime Tenant and the Subtenant and the Second Sublease sets forth the entire agreement between the Subtenant and the Second Subtenant with respect to the leasing of the Facility and there are no other agreements, modifications or amendments, written or oral, which affect Second Subtenant's occupancy of the Facility.

      2. The Second Sublease has been duly authorized, executed and delivered by Second Subtenant is in full force and effect, and is binding on the Second Subtenant, and has not been modified, changed altered or amended.

      3. Second Subtenant is in possession of, and occupies the Facility for the purposes permitted under the Lease.

      4. The Term of the Second Sublease commenced on November 1, 2003, and will expire on December 31, 2013. Second Subtenant has no right to renew or extend the Term of the Second Sublease or any expansion rights under the Second Sublease.

      5. No security deposit has been deposited with Owner.

      6. No Monthly Rent, Impositions, Additional Rent or charges payable under the Second Sublease have been paid more than one (1) month in advance. All Monthly Rent, Impositions, Additional Rent or other charges under the Second Sublease have been paid through ________, 2005.

      7. The current Monthly Rent payable under the Second Sublease is _____________________ Dollars ($___________.00).

      8. Second Subtenant is not the subject of any pending bankruptcy, insolvency, debtor's relief, reorganization, receivership, or similar proceedings, nor the subject of a ruling with respect to any of the foregoing

      9. Second Subtenant has not made any agreement with Owner, Prime Tenant or Subtenant or any agent, representative or employee of any of them concerning free rent, partial rent, rebate of rental payments or any other similar rent concession. Second Subtenant is not entitled to any credit, setoff, defense or counterclaim against any rent or other charge or rent concession under the Second Sublease.

      10. The interest of Second Subtenant in the Second Sublease has not been assigned or encumbered.

      11. There exists no defense to, or right of offset against, enforcement of the Second Sublease by Subtenant. There are no uncured defaults by Subtenant or Second Subtenant under the Second Sublease and the undersigned knows of no events or conditions which with the passage of time or notice or both, would constitute a default by Subtenant or Second Subtenant under the Second Sublease.

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract

      12. Second Subtenant confirms that it has obtained and maintains all necessary licenses from the State of California Department of Health Services or such other agencies or government instrumentalities as are necessary to operate the Facility and Second Subtenant has not received notice of any violations from the California Department of Social Services or any other governmental authority, which have not been cured. Second Subtenant has not received any notice of any violation of any federal, state, county or municipal laws, regulations, or ordinances, orders or directives relating to the use or condition of the Facility, which violation remains uncured.

      It is understood that Owner is relying on this Certificate and that this Certificate will also be relied upon by Purchaser, the title insurance company insuring the title to the Combined Premises, and any lender who will make a loan to be secured by a deed of trust on the Combined Premises and all of their respective successors and assigns. Second Subtenant acknowledges the right of Purchaser, any lender of Purchaser, and any title insurance company to rely upon the statements and representations of Second Subtenant contained in this Certificate.

      This Certificate has been executed effective as of ______________, 2005

                                     "Second Subtenant"

                                     VICTORIA VENTURA HEALTHCARE, LLC, a
                                     Nevada limited liability company

                                     By:_______________________________________

                                     Its:______________________________________

THE UNDERSIGNED GUARANTOR OF THE SECOOND SUBLEASE LEASE ACKNOWLEDGES AND CONFIRMS THE TRUTH AND ACCURACY OF ALL OF THE MATTERS SET FORTH IN THE CERTIFICATE AND AGREES TO BE BOUND BY ALL SUCH MATTERS.

                                     THE ENSIGN GROUP, INC.,
                                     a Delaware corporation

                                     By:_______________________________________

                                     Its:______________________________________

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT A
                                      LEASE

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT B
                          LEASE COMMENCEMENT SUPPLEMENT

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT C
                              TRANSITION AGREEMENT

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT D
                                    GUARANTY

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract

                                    EXHIBIT E
                                NOTICE OF INTENT

                                                                    SNF Estoppel
                                              SHP/Renaissance Portfolio Contract

                                  SCHEDULE 1(a)
                        (TO PURCHASE AND SALE AGREEMENT)

                              LIST OF ASSUMED LOANS

$26,250,000 Loan evidenced by Multifamily Note and Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, among SHP Paulin Creek, LLC, as Borrower, Fidelity National Title Insurance Company, as Trustee, and Berkshire Mortgage Finance Limited Partnership, as Lender, made as of March 24, 2003.

$14,250,000 Loan evidenced by Multifamily Note and Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, among SHP Oak Tree Villa, LLC, as Borrower, Fidelity National Title Insurance Company, as Trustee, and Berkshire Mortgage Finance Limited Partnership, as Lender, made as of March 24, 2003.

                                                          List of Mortgage Loans
                                              SHP/Renaissance Portfolio Contract

                                  SCHEDULE 1(b)
                        (TO PURCHASE AND SALE AGREEMENT)

                             VALUE OF EACH FACILITY

                       BROOKDALE LIVING COMMUNITIES, INC.
                      RENAISSANCE PURCHASE PRICE ALLOCATION

PROPERTY                           VALUATION
Inn at the Park                     32,880.100
Nohl Ranch Inn                      15,245.569
Mirage Inn                          31,692.500
Pacific Inn                         38,420.459
Ocean House                         27,883.000
The Gables                           9,398.475
The Lexington                       25,200.350
Oak Tree Villa                      38,432.850
Lodge at Paulin Creek               63,293.697
Total                              282,447,000

                                                             Value of Facilities
                                              SHP/Renaissance Portfolio Contract

                                 SCHEDULE 8.2(d)
                        (TO PURCHASE AND SALE AGREEMENT)

                             GOVERNMENTAL APPROVALS

1. Department of Social Services Assisted Living Licenses and Residential Elderly Administrator's Licenses (a/k/a RCFE) for the following
      Facilities:

      a)    The Gables

      b)    Inn at the Park

      c)    The Lexington

      d)    Mirage Inn

      e)    Nohl Ranch inn

      f)    Oak Tree Village

      g)    Ocean House

2.    City of Torrance Business License for Pacific Inn

                                                          Governmental Approvals
                                              SHP/Renaissance Portfolio Contract